UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Micromuse Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☑	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.01 per share, of Micromuse Inc.

(2)	Aggregate number of securities to which transaction applies:

80,675,158 shares of Micromuse common stock and 10,125,622 shares of Micromuse common stock underlying outstanding vested and unexercised options to purchase Micromuse common stock, of which 7,882,150 shares underlie options with an exercise price of less than $10.00 (in each case based on the number of outstanding shares and options as of December 26, 2005).

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The filing fee of $89,929.42 was calculated pursuant to Exchange Act Rule 0-11(c) and is equal to $107.00 per million of the aggregate merger consideration of $840,461,848.77. The aggregate merger consideration is calculated as the sum of (a) the product of (i) 80,675,158 shares of Micromuse’s common stock and (ii) the merger consideration of $10.00 per share in cash and (b) the product of (i) 7,882,150 vested options outstanding to purchase shares of Micromuse’s common stock and (ii) the excess of $10.00 over the per share exercise price with respect to each such identified.

(4)	Proposed maximum aggregate value of transaction:

$840,461,848.77

(5)	Total fee paid:

$89,929.42

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Subject to Completion, dated December 30, 2005

MICROMUSE INC.

650 Townsend Street, Suite 475

San Francisco, CA 94103

[                    ] [    ], 2006

Dear Micromuse Stockholder:

I am writing to you regarding the proposed sale of Micromuse Inc. to International Business Machines Corporation, a New York corporation, or IBM, in a cash transaction valued at approximately $865 million pursuant to an Agreement and Plan of Merger, dated as of December 20, 2005, by and among IBM, Rooster Acquisition Corp., a wholly-owned subsidiary of IBM, and Micromuse, hereinafter sometimes referred to as the merger agreement. Pursuant to the merger agreement, Rooster Acquisition Corp. will merge with and into Micromuse and Micromuse will become a wholly-owned subsidiary of IBM. If the merger is completed, Micromuse’s stockholders will receive $10.00 in cash, without interest and less any applicable withholding tax, for each share of Micromuse common stock owned by them as of the date of the merger. You are urged to, and should, read the full text of the merger agreement, which is attached as Annex A, carefully and in its entirety.

We cordially invite you to attend a special meeting of the stockholders of Micromuse Inc. at The Argent Hotel, 50 Third Street, San Francisco, California 94103 on Monday, February 13, 2006, at 10:00 a.m., Pacific Standard Time, to vote on the adoption of the merger agreement as well as the other matters listed in the attached notice of special meeting of stockholders and proxy statement.

The special meeting will also serve as the Company’s annual meeting of stockholders.

In the enclosed proxy statement, you are being asked to consider and vote for, among other matters, the adoption of the merger agreement at the special meeting. After careful consideration, our board of directors unanimously determined that the merger agreement and the merger are advisable and in the best interests of Micromuse’s stockholders. Our board of directors has unanimously approved the merger agreement. Therefore, our board of directors unanimously recommends that you vote “FOR” approval of the proposal to adopt the merger agreement at the special meeting.

Our board of directors considered a number of factors in evaluating the merger and consulted with its professional advisors, including legal and financial advisors. Included in the attached proxy statement is the opinion of our financial advisor, Credit Suisse First Boston LLC, or Credit Suisse First Boston, relating to the fairness, from a financial point of view, to the holders of our common stock of the consideration provided for in the merger. Holders of Micromuse common stock are urged to, and should, read the full text of the Credit Suisse First Boston opinion, which is attached as Annex B, carefully and in its entirety. The Credit Suisse First Boston opinion does not constitute a recommendation as to how any holder of Micromuse common stock should vote or act with respect to the merger or any other matter. The enclosed proxy statement also provides detailed information about the merger agreement and the merger. We encourage you to read this information carefully.

Your vote is very important, regardless of the number of shares you own. The merger must be approved by the holders of a majority of our outstanding common stock.

To vote your shares, you may use the enclosed proxy card or attend the special meeting in person. On behalf of the board of directors, I urge you to sign, date, and return the enclosed proxy card, or vote via the Internet or by telephone as soon as possible, even if you currently plan to attend the special meeting.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the special meeting.

Sincerely

Lloyd A. Carney Chairman of the Board and Chief Executive Officer

This proxy statement is dated [                    ] [    ], 2006, and is first being mailed to stockholders of Micromuse on or about [                    ] [    ], 2006.

MICROMUSE INC.

650 Townsend Street, Suite 475

San Francisco, California 94103

[                        ] [        ], 2006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held February 13, 2006

To the Stockholders of Micromuse Inc.:

Notice is hereby given that a special meeting of stockholders of Micromuse Inc., or the Company, will be held at The Argent Hotel, 50 Third Street, San Francisco, California 94103, on Monday, February 13, 2006, at 10:00 a.m., Pacific Standard Time, for the following purposes:

1. To consider and vote upon the adoption of the Agreement and Plan of Merger, dated as of December 20, 2005, by and among IBM, Rooster Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of IBM, and the Company, as more fully described in the enclosed proxy statement;

2. To consider and vote on any proposal to adjourn or postpone the special meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the foregoing merger proposal;

3. To elect three directors of the board of directors of the Company to serve until, if the Agreement and Plan of Merger is adopted by the stockholders at the special meeting (or any adjournment or postponement thereof), the consummation of the merger, and otherwise, until the annual meeting of stockholders in 2008 following the fiscal year ended October 31, 2007, or until their successors have been duly elected and qualified;

4. To approve the Micromuse Inc. 2006 Stock Incentive Plan;

5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2006; and

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The board of directors of the Company has fixed the close of business on December 30, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. Only holders of record of common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. A list of such stockholders will be available for inspection at the Company’s principal executive offices located at 650 Townsend Street, Suite 475, San Francisco, CA 94103 during ordinary business hours for the 10-day period prior to the special meeting. At the close of business on the record date, Micromuse had outstanding and entitled to vote [            ] shares of common stock. Each share of common stock is entitled to one vote. Holders of Micromuse common stock are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger if they meet certain conditions. See “The Merger – Appraisal Rights.”

Your vote is important. The affirmative vote of the holders of a majority of the outstanding shares of Micromuse’s common stock is required to adopt the Agreement and Plan of Merger.

All stockholders are cordially invited to attend the special meeting in person. Even if you plan to attend the special meeting in person, we request that you complete, sign, date, and return the enclosed proxy card or vote via the Internet or by telephone and thus ensure that your shares will be represented at the special meeting if you are unable to attend. If you sign, date, and return your proxy card without indicating how you wish to vote, your proxy will be counted as a vote in favor of adoption of the merger agreement, adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies and the other proposals specifically listed above. If you fail to return your proxy card and do not vote via the Internet or by telephone, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting or for purposes of the vote to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, but will effectively be counted as a vote against adoption of the merger agreement. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person. Holders of common stock may revoke their proxies in the manner described in the accompanying proxy statement at any time before they have been voted at the special meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

MICROMUSE INC.

By:
LLOYD A. CARNEY CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

San Francisco, California

[                    ] [        ], 2006

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY PHONE OR USING THE INTERNET AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT OR COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

SUMMARY TERM SHEET

The following summary briefly describes the material terms of the proposed merger. While this summary describes the material terms that you should consider when evaluating the merger, the proxy statement contains a more detailed description of these terms. We encourage you to read the proxy statement before voting your shares of Micromuse common stock. We have included section and page references to the proxy statement to direct you to a more complete description of the topics described in this summary.

•	The Merger. We entered into an Agreement and Plan of Merger on December 20, 2005, with International Business Machines Corporation, a Delaware corporation, or IBM, and Rooster Acquisition Corp., a Delaware corporation, or merger sub, pursuant to which, upon the merger becoming effective, each outstanding share of Micromuse common stock, other than treasury shares, shares held by IBM, or merger sub and shares held by stockholders who perfect their appraisal rights (as described in “The Merger – Appraisal Rights”), will be converted into the right to receive $10.00 in cash, without interest and less any applicable withholding tax. You should read “The Merger – Background to the Merger” beginning on page 29.

•	Payment of Merger Consideration.

•	Common Stock. If the merger is completed, each share of Micromuse common stock held by you will be converted into the right to receive a payment of $10.00 per share, without interest and less any applicable withholding tax. Instructions for receiving your payment are included in the proxy statement. You should read “The Merger – Merger Consideration” beginning on page 51.

•

Stock Options. If the merger is completed, each outstanding Micromuse stock option that is vested and unexercised will be canceled. Each share of Micromuse common stock underlying each such vested stock option you own, if any, will be converted into the right to receive an amount in cash equal to $10.00 less the exercise price of such stock option, and less any applicable withholding tax. Also at the effective time of the merger, each outstanding Micromuse stock option held by you that is unvested will be converted into an option to purchase a number of shares of IBM’s common stock determined by multiplying the number of shares of Micromuse common stock subject to such unvested stock option by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger, other than unvested options held by our non-employee directors and a portion of the unvested options held by our executive officers and certain of our key employees, which will be accelerated. The per share exercise price for the newly issued stock options will be equal to the per share exercise price for the shares of Micromuse common stock that could have been purchased prior to the effective time of the merger divided by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger. The merger agreement requires that we take such actions with respect to our 1998 Employee Stock Purchase Plan as are necessary to provide that (i) participation in the plan will be limited to those employees who were participants on the date of the merger agreement; (ii) such participants may not increase their payroll deduction elections or purchase elections; (iii) each purchase right outstanding under the plan immediately before the effective time of the merger will be canceled by refunding the payroll deductions of each participant; (iv) there will not be any additional accumulation periods commencing following the date of the merger agreement; and (v) the plan will be suspended following the close of the current accumulation period and will terminate effective upon the last business day before the effective time of the merger. You should read “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger,” beginning on page 44 as well as “The Merger – Treatment of Micromuse Stock Options and Other Equity Awards,” beginning on page 51.

•	Particular Interests of Management and Non-Employee Members of the Board.

•	Pursuant to the terms of the merger agreement, immediately prior to the effective time of the merger, each outstanding and unexercised Micromuse stock option held by a non-employee member of our board of directors will become vested and fully exercisable. The aggregate cash payment attributable to these unvested options that will be accelerated in connection with the merger will be $399,937.

•	Pursuant to the terms of certain offer letters between IBM and our executive officers, specifically, Messrs. Lloyd Carney, Ian Halifax, and Arun Oberoi and Ms. Nell O’Donnell, immediately prior to the effective time of the merger, 75 percent of the shares underlying options held by these executive officers will become vested and fully exercisable. The aggregate cash payment attributable to these unvested options that will be accelerated in connection with the merger will be $4,074,722. In addition, pursuant to certain offer letters between IBM and two of our key employees who are not executive officers, Messrs. Craig Farrell and Hing Wing To, immediately prior to the effective time of the merger 75 percent (in the case of Mr. Farrell) and 50 percent (in the case of Mr. To) of the shares underlying options held by these key employees will become vested and fully exercisable.

•	Pursuant to certain agreements between IBM and executive officers (specifically, Messrs. Carney, Halifax, and Oberoi and Ms. O’Donnell), each of these executive officers will become an employee of IBM following the effective time of the merger. In addition, Messrs. Farrell and To will become employees following the effective time of the merger. These new agreements will supersede the existing agreements that each of these individuals currently has with Micromuse. These agreements with these executive officers and key employees provide for an annual base salary, retention bonuses and, for certain officers and key employees, eligibility for a performance bonus.

•	The Compensation Committee of our board of directors has approved the early payment of Ian Halifax’s quarterly bonus of $34,375 in December 2005 to offset the tax effect of the payments to be received by Mr. Halifax in connection with the merger with IBM. Mr. Halifax’s bonus would ordinarily be paid after the end of our first fiscal quarter in early 2006. In approving the early payment of this bonus, the Compensation Committee took note of the fact that the amount of Mr. Halifax’s bonus was fixed and guaranteed for the first year of his employment pursuant to the terms of his employment agreement with the Company.

•	The merger agreement provides for the continuation of indemnification arrangements, including indemnification insurance, for our current and former directors and executive officers if the merger is completed.

•	We have also agreed with IBM that, prior to the closing of the merger, each of our employees who participates in our bonus programs (including the executive officers) may continue to receive his or her payments of bonus in the ordinary course of business consistent with past practice.

You should read “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger,” beginning on page 44.

•	Sources of Funds. The total amount of funds required to complete the merger and the related transactions is anticipated to be approximately $865 million. IBM and merger sub have made representations and warranties with respect to the sufficiency of their cash on hand or access to cash to fund the amounts required to complete the merger and the related transactions. You should read “Proposal No. 1 — The Merger Agreement – Representations and Warranties” beginning on page 57.

•	After the Merger. As a result of the merger, IBM will own all of our outstanding capital stock and we will cease to be a public company. You should read “The Merger – Delisting and Deregistration of Micromuse’s Common Stock” beginning on page 53.

•	Recommendation of the Board of Directors. After careful consideration, our board of directors unanimously determined that the merger agreement and the merger are advisable and in the best interests of the Micromuse stockholders. Our board of directors has unanimously approved the merger agreement, recommends its advisability and recommends that you vote “FOR” the adoption of the merger agreement at the special meeting. You should read “The Merger – Recommendation of Micromuse’s Board of Directors and Reasons for the Merger” beginning on page 34.

•	Required Vote. For us to complete the merger, stockholders holding at least a majority of the shares of Micromuse common stock outstanding at the close of business on the record date of December 30, 2005 must vote “FOR” the adoption of the merger agreement. You should read “Voting Rights and Solicitation of Proxies - Votes Required” beginning on page 2.

•	Conditions to the Completion of the Merger. The obligations of IBM and merger sub to complete the merger are subject to a variety of closing conditions, including the adoption of the merger agreement by the requisite stockholder vote at the special meeting. You should read “Proposal No. 1 — The Merger Agreement – Conditions to Closing” beginning on page 64.

•	Termination. The merger agreement may be terminated, prior to the completion of the merger, under certain circumstances. Some of those circumstances also require Micromuse to make a payment to IBM of a termination fee of $16.4 million. In addition, under certain circumstances, IBM is permitted to terminate the merger agreement and be entitled to receive the termination fee from Micromuse. You should read “Proposal No. 1 — The Merger Agreement – Termination of the Merger Agreement” and “Proposal No. 1 — The Merger Agreement – Termination Fee and Expenses” beginning on pages 66 and 67, respectively.

•

Tax Consequences. The exchange of shares of Micromuse common stock for the cash merger consideration will be a taxable transaction to our stockholders for United States federal income tax purposes. You should read “The Merger – Material United States Federal Income Tax Consequences of

the Merger” beginning on page 53. In addition, tax matters can be complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. We urge you to consult your own tax advisor to fully understand the tax consequences of the merger to you.

•	Statutory Appraisal Rights. Holders of Micromuse common stock who do not vote in favor of the merger will have the right to demand appraisal of their shares under Delaware law if they take certain actions necessary to perfect their rights. You should read “The Merger – Appraisal Rights” beginning on page 48.

ANNEX A	MERGER AGREEMENT
ANNEX B	OPINION OF CREDIT SUISSE FIRST BOSTON LLC
ANNEX C	DESCRIPTION OF APPRAISAL RIGHTS
ANNEX D	2006 STOCK INCENTIVE PLAN

The Compensation Committee Report, the Audit Committee Report, references to the independence of audit committee members, and the Stock Performance Graph are not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, are not subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and shall not be deemed incorporated by reference into any of the filings previously made or made in the future by Micromuse under the Exchange Act or the Securities Act of 1933, as amended (except to the extent Micromuse specifically incorporates any such information into a document that is filed).

650 Townsend Street, Suite 475

San Francisco, California 94103

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be held on February 13, 2006

General Information

The enclosed proxy is solicited on behalf of the board of directors of Micromuse Inc., a Delaware corporation, for use at the special meeting of Stockholders, or the special meeting, to be held at The Argent Hotel, 50 Third Street, San Francisco, California 94103, on Monday, February 13, 2006, at 10:00 a.m., Pacific Standard Time and at any adjournment or postponement of the special meeting. These proxy solicitation materials were first mailed on or about [                    ] [    ], 2006, to all stockholders entitled to vote at the special meeting.

Except as otherwise specifically noted in this proxy statement, “we,” “our,” “us” and similar words in this proxy statement refer to Micromuse Inc. and its subsidiaries. In addition, we sometimes refer to Micromuse Inc. as “Micromuse” or “the Company” and to International Business Machines Corporation as “IBM.”

Purpose of Meeting

The specific proposals to be considered and acted upon at the special meeting are summarized in the accompanying Notice of special meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

VOTING RIGHTS AND SOLICITATION OF PROXIES

The Company’s common stock is the only type of security entitled to vote at the special meeting. On December 30, 2005, the record date for determination of stockholders entitled to vote at the special meeting, there were [                    ] shares of common stock outstanding. Each stockholder of record on December 30, 2005, is entitled to one vote for each share of common stock held by such stockholder on such date. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, withheld votes, abstentions and broker non-votes.

Quorum Required

The Company’s Amended and Restated Bylaws provide that the holders of a majority of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the special meeting. Abstentions, broker non-votes and votes withheld in a proxy otherwise signed and returned will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

Proposal No. 1. To adopt the Agreement and Plan of Merger, dated as of December 20, 2005, among International Business Machines Corporation, a New York corporation, Rooster Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of IBM, and Micromuse Inc. requires the affirmative vote of holders of our common stock holding at least a majority of the shares of Micromuse common stock outstanding at the close of business on the record date present, in person or by proxy, and entitled to vote on this proposal, at the special meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Under applicable rules, brokers and other nominees who hold Company shares of record for their customers cannot vote on their customers’ behalf on Proposal No. 1 unless the brokers or other nominees have timely received voting instructions from their customers. Therefore, a beneficial owner of our shares who wishes to vote on Proposal No. 1 should timely return voting instructions to the broker or other nominee, described further below under “Voting Rights and Solicitation of Proxies — Voting Instructions for Beneficial Owners.”

Proposal No. 2. Approval of the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against this proposal.

Proposal No. 3. Directors are elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote on this proposal. The three nominees for director receiving the highest number of affirmative votes will be elected under this proposal. Withheld votes and broker non-votes will not be counted towards a nominee’s total. Stockholders may not cumulate votes in the election of directors.

Proposal No. 4. Approval of the Micromuse 2006 Stock Option Plan requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not directly affect the outcome of the voting on this proposal. Under applicable rules, brokers and other nominees who hold Company shares of record for their customers cannot vote on their customers’ behalf on Proposal 4 unless the brokers or other nominees have timely received voting instructions from their customers. Therefore, a beneficial owner of our shares who wishes to vote on Proposal 4 should timely return voting instructions to the broker or other nominee, described further below under “Voting Rights and Solicitation of Proxies — Voting Instructions for Beneficial Owners.”

Proposal No. 5. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2006, requires the affirmative vote of a majority of the votes cast by holders of our common stock present, in person or by proxy, and entitled to vote on this proposal provided a quorum is present in person or by proxy at the special meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as a vote against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not affect the outcome of the voting on this proposal.

Proxies for Stockholders of Record

If your shares are registered directly in your name with the Company’s transfer agent, you are a stockholder of record with respect to those shares, and a proxy card accompanies this proxy statement sent to you. You may vote your shares by mailing a completed and signed proxy card in the envelope provided with the proxy card. In addition, as a stockholder of record, you may use the control number and instructions printed on your proxy card to vote:

•	by Internet, at “http://www.proxyvoting.com/muse,” or

•	by using the touch-tone telephone number 1-866-540-5760.

Whether or not you are able to attend the special meeting, you are urged to vote your shares by completing and returning the enclosed proxy card or voting by Internet or by telephone as indicated above. Your shares will be voted as you direct on your proxy card when properly completed. In the event no directions are specified, such proxies will be voted “FOR” (i) the adoption of the merger agreement (as set forth in Proposal No. 1); (ii) any proposal to adjourn or postpone the meeting to solicit additional proxies (as set forth in Proposal No. 2); (iii) the election of the Company’s nominees for director named herein (as set forth in Proposal No. 3); (iv) the approval of the Micromuse Inc. 2006 Stock Incentive Plan (as set forth in Proposal No. 4); (v) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2006 (as set forth in Proposal No. 5); and (vi) any recommendation of the board of directors on any matters properly brought before the special meeting for a vote.

The holders of record of shares of the Company’s common stock at the close of business on December 30, 2005 are entitled to receive notice of, and to vote at, the special meeting. Each such share of the Company’s common stock is entitled to one vote on each matter to come before the special meeting. As of December 30, 2005, the Company had issued and outstanding [                    ] shares of common stock held by [                    ] holders of record.

You may also revoke or change your proxy at any time before the special meeting. To do this, send a written notice of revocation or another signed proxy card with a later date to the

Secretary of the Company at the Company’s principal executive offices before the beginning of the special meeting. You may also automatically revoke your proxy by attending the special meeting and voting in person. All shares represented by a valid proxy received prior to the special meeting will be voted.

Voting Instructions for Beneficial Owners

If your Company shares are held by a stockbroker, bank, or other nominee rather than directly in your own name, you are considered a beneficial owner and not a stockholder of record. If you are a beneficial owner, your broker or other nominee has enclosed a voting instruction form which you may complete and return by mail to direct the nominee how to vote your shares. Most nominees also make Internet or by telephone voting procedures available to their beneficial owners. Please consult your voting instruction form for the specific procedures available.

Proxy Solicitation

Each of IBM and the Company shall bear and pay one-half of the cost of printing and mailing this proxy statement and any supplement thereto. The Company shall bear the cost of soliciting proxies. The Company may retain and pay for the services of Mellon Investor Services LLC, or Mellon, 44 Wall Street, 7th Floor, New York, New York, 10005, a proxy solicitation firm, to solicit proxies in connection with the special meeting, which, if engaged, will be paid approximately $6,500, plus expenses. In addition, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company will furnish copies of solicitation material to such brokerage houses and other representatives. Proxies may also be solicited by certain of the Company’s directors, officers, and employees, without additional compensation, personally or by telephone, telecopy, or telegram. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

Householding of Special Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Ian Halifax, Micromuse Investor Relations, Micromuse Inc., 650 Townsend Street, Suite 475, San Francisco, CA 94103, (415) 568-9909.

If multiple stockholders sharing a single address are receiving multiple copies of proxy statements and annual reports and wish to only receive a single copy in the future, such stockholders should be a make a written or oral request to Ian Halifax, Micromuse Investor Relations, Micromuse Inc., 650 Townsend Street, Suite 475, San Francisco, CA 94103, (415) 568-9909.

Stockholder List

A list of our stockholders entitled to vote at the special meeting will be available for examination by any Micromuse stockholder at the special meeting. For 10 days prior to the special meeting, this stockholder list will be available for inspection during ordinary business hours at our corporate offices located at 650 Townsend Street, Suite 475, San Francisco, CA 94103.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

The following discussion is intended to address briefly some commonly asked questions regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a Micromuse stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement, and the documents referred to in this proxy statement.

Q:	What matters am I being asked to vote on at the special meeting?

A:	You are being asked to vote on the following proposals:

•	To adopt the merger agreement;

•	To approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement;

•	To elect three directors to serve until, if the merger agreement is adopted by the stockholders at the special meeting (or any adjournment or postponement thereof), the consummation of the merger, and otherwise, until the annual meeting of the stockholders in 2008 or until their respective successors shall be elected or qualified;

•	To approve the Micromuse Inc. 2006 Stock Incentive Plan; and

•	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2006.

Finally, you may be asked to vote on such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Q:	How does the Company’s board of directors recommend that you vote on the proposals?

A:	Our board of directors recommends that you vote:

•	“FOR” the proposal to adopt the merger agreement;

•	“FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies;

•	“FOR” each of the Company’s nominees for director named herein;

•	“FOR” the proposal to approve the Micromuse Inc. 2006 Stock Incentive Plan; and

•	“FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm to for the fiscal year ending October 31, 2006.

Q:	What vote of stockholders is required for each proposal at the special meeting?

A:	For us to complete the merger, stockholders holding at least a majority of the shares of Micromuse common stock outstanding at the close of business on the record date must vote “FOR” the adoption of the merger agreement. The three nominees who receive the greatest number of votes properly cast for the election of directors will be elected. The proposals to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, to approve the Micromuse Inc. 2006 Stock Incentive Plan and to ratify of the appointment of our independent registered public accounting firm, each require the affirmative vote of at least a majority of the shares present, in person or by proxy, at the special meeting and entitled to vote on the subject matter thereof. See “Voting Rights and Solicitation of Proxies – Required Vote.”

Q:	Who is entitled to vote at the special meeting?

A:	Only stockholders of record as of the close of business on December 30, 2005, the record date for the special meeting, are entitled to receive Notice of the special meeting and to vote the shares of our common stock that they held at that time at the special meeting, or at any adjournments or postponements of the special meeting. On the record date, approximately [ ] shares of Micromuse common stock, held by approximately [ ] stockholders of record, were outstanding and entitled to vote. You may vote all shares you owned as of the record date. You are entitled to one vote per share.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return (or vote via the Internet or by telephone with respect to) each proxy card and voting instruction card that you receive. Please follow the directions for voting on each of the proxy cards that you receive to ensure that all of your shares are voted.

Q:	May I vote via the Internet or by telephone?

A:	If your shares are registered in your name, you may vote by returning a signed proxy card or voting in person at the special meeting. Additionally, you may submit a proxy authorizing the voting of your shares over the Internet at “http://www.proxyvoting.com/muse” or telephonically by calling 1-866-540-5760. Proxies submitted over the Internet, by mail, or by telephone must be received by 11:59 p.m. on February 12, 2006. You must have the enclosed proxy card available, and follow the instructions on such proxy card, in order to submit a proxy over the Internet or by telephone. To vote by mail, mark, sign and date the proxy card and return it in the postage-paid envelope provided.

If your shares are held in “street name” through a broker or bank, you may vote by completing and returning the voting form provided by your broker or bank, or by the Internet or by telephone through your broker or bank if such a service is provided. To vote via the Internet or by telephone through your broker or bank, you should follow the instructions on the voting form provided by your broker or bank.

In either case, you may vote your shares by Internet, telephone or mail without attending the special meeting. Internet and telephone voting provide the same authority to vote your shares as if you returned your proxy card by mail. In addition, Internet and telephone voting will reduce our proxy-related postage expenses.

Q:	May I vote in person?

A:	Yes. If your shares are not held in “street name” through a broker or bank you may attend the special meeting and vote your shares in person at the special meeting by giving us a signed proxy card or ballot before voting is closed, rather than signing and returning your proxy card via mail, or voting via the Internet or by telephone. If you choose to vote in person, please bring proof of identification with you to the special meeting. Even if you plan to attend the special meeting, we recommend that you vote your shares in advance as described above, so that your vote will be counted even if you later decide not to attend. If your shares are held in “street name,” you must get a proxy from your broker or bank in order to attend the special meeting and vote. In order to do this, you should contact your broker or bank.

Q:	What happens if I do not return my proxy card, vote via the Internet or by telephone, or attend the special meeting and vote in person?

A:	The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date. Therefore, if you do not return your proxy card, vote via the Internet or by telephone, or attend the special meeting and vote in person, it will have the same effect as if you voted against adoption of the merger agreement. See “Voting Rights and Solicitation of Proxies - Votes Required” above for a description of the vote required for each proposal included in this proxy statement.

Q:	If my broker holds my shares in “street name,” will my broker vote my shares for me?

A:	Your broker will not be able to vote your shares without instructions from you except for the routine proposals for the election of directors and ratification of our independent registered public accounting firm. You should instruct your broker to vote your shares following the procedure provided by your broker. Without instructions, your shares will not be voted on the merger proposal, which will have the same effect as if you voted against adoption of the merger agreement. See “Voting Rights and Solicitation of Proxies - Votes Required” above for a description of the effect of broker non-votes on the other proposals included in this proxy statement.

Q:	May I change my vote after I have mailed my signed proxy card?

A:	Yes. You may change your vote at any time before your proxy card is voted at the special meeting. You can do this in one of three ways:

•	First, you can deliver to the Secretary of Micromuse a written notice bearing a date later than the proxy stating that you would like to revoke your proxy.

•	Second, you can complete, execute and deliver to the Secretary of Micromuse a new, later-dated proxy card for the same shares. If you submitted the proxy you are seeking to revoke via the Internet, by mail or by telephone, you may submit this later-dated new proxy using the same method of transmission (Internet, mail or telephone) as the proxy being revoked, provided the new proxy is received by 11:59 p.m. on February 12, 2006.

•	Third, you can attend the special meeting and vote in person. Your attendance alone will not revoke your proxy. Any written notice of revocation or subsequent proxy should be delivered to Micromuse Inc. at 650 Townsend Street, Suite 475, San Francisco, California 94103, Attention: Secretary, or hand-delivered to our Secretary at or before the taking of the vote at the special meeting.

If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions. Your last vote before voting is closed at the special meeting is the vote that will be counted.

Q:	What is a quorum?

A:	A quorum of the holders of the outstanding shares of Micromuse common stock must be present for the special meeting to be held. A quorum is present if the holders of a majority of the outstanding shares of Micromuse common stock entitled to vote are present at the special meeting, either in person or represented by proxy. Abstentions, broker non-votes and votes withheld in a proxy otherwise signed and returned will be counted as present for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	For the proposal relating to the adoption of the merger agreement, you may vote “FOR”, “AGAINST” or “ABSTAIN”. If you ABSTAIN, it has the same effect as if you vote AGAINST the adoption of the merger agreement. Approval of this proposal requires the affirmative vote of holders of our common stock holding at least a majority of the shares of Micromuse common stock outstanding at the close of business on the record date.

For the proposal to adjourn or postpone the meeting, if necessary or appropriate, to solicit additional proxies, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. If you ABSTAIN, it has the same effect as if you vote AGAINST adjournment or postponement of the meeting, if necessary or appropriate, to solicit additional proxies. Approval of this proposal requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal.

For the election of directors, you may vote “FOR” all of the Company’s nominees or you may “WITHHOLD” your vote for one or more of the nominees. Withheld votes will not count as votes cast for the nominee. Since the three director nominees receiving the highest number of affirmative votes will be elected, if you WITHHOLD your vote, it will likely have no effect on the outcome of the vote to elect directors.

For the proposal to approve the Micromuse Inc. 2006 Stock Incentive Plan, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. If you ABSTAIN, it has the same effect as if you vote AGAINST approving the Micromuse Inc. 2006 Stock Incentive Plan. Approval of this proposal requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal.

For the proposal relating to ratification of Micromuse’s independent registered public accounting firm, you may vote “FOR”, “AGAINST”, or “ABSTAIN”. If you ABSTAIN, it has the same effect as if you vote AGAINST ratification of Micromuse’s independent registered public accounting firm. Approval of this proposal requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal.

If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the adoption of the merger agreement, “FOR” any proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, “FOR” the election of each of Micromuse’s nominees for director named herein, “FOR” the approval of the Micromuse Inc. 2006 Stock Incentive Plan, “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, and in accordance with the recommendations of the Company’s board of directors, on any other matters properly brought before the special meeting for a vote.

A broker non-vote generally occurs when a broker, bank or other nominee holding shares on your behalf returns a signed proxy card voting on one or more matters but does not vote on a proposal because the nominee has not received your voting instructions and lacks discretionary power to vote the shares. Generally, nominees have the discretion to vote for directors or other routine matters, unless you instruct otherwise. Broker non-votes will count for the purpose of determining whether a quorum is present. Broker non-votes will have the same effect as a vote against the adoption of the merger agreement. Broker non-votes will not directly affect the outcome of the vote on any of the other proposals listed in this proxy statement.

Q:	Who will bear the cost of this solicitation?

A:	Each of IBM and the Company shall bear and pay one-half of the cost of printing and mailing this proxy statement and any supplement thereto. The Company shall bear the cost of soliciting proxies. The Company may retain Mellon, a proxy solicitation firm, to solicit proxies in connection with the special meeting, which, if engaged, will be paid approximately $6,500, plus expenses. In addition, the Company may reimburse brokerage houses and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company will furnish copies of solicitation material to such brokerage houses and other representatives. Proxies may also be solicited by certain of the Company’s directors, officers, and employees, without additional compensation, personally or by telephone, telecopy, or telegram. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

The Merger

Q:	What is the proposed transaction?

A:	The proposed transaction is the acquisition of Micromuse by IBM. The proposed acquisition would be accomplished through a merger of Rooster Acquisition Corp., a wholly-owned subsidiary of IBM (which we sometimes refer to as merger sub, with and into Micromuse. As a result of the merger, Rooster Acquisition Corp. will cease to exist as a separate entity and Micromuse will continue as the surviving corporation and will become a wholly-owned subsidiary of IBM. Micromuse common stock will cease to be quoted on The NASDAQ National Market, will not be publicly traded and will be deregistered under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Q:	What will Micromuse’s stockholders receive in the merger?

A:	As a result of the merger, our stockholders will receive $10.00 in cash, without interest and less any applicable withholding tax, for each share of Micromuse common stock they own. For example, if you own 100 shares of Micromuse common stock, you will receive $1,000.00 in cash less any applicable withholding tax in exchange for these shares.

Q:	What will holders of Micromuse stock options receive in the merger?

A:

At the effective time of the merger, each outstanding Micromuse stock option that is vested and unexercised will be canceled. Each share of Micromuse common stock underlying each such vested stock option you own, if any, will be converted into the right to receive an amount in cash equal to $10.00 less the exercise price of such stock option, and less any applicable withholding tax. Also at the effective time of the merger, each outstanding Micromuse stock option held by you that is unvested will be converted into an option to purchase a number of shares of IBM’s common stock determined by multiplying the number of shares of Micromuse common stock subject to such unvested stock option by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger, other than unvested options held by our non-employee directors and a portion of the unvested options held by our executive officers and certain of our key employees, which will be accelerated. The per share exercise price for the newly issued stock options will be equal to the per share exercise price for the shares of Micromuse common stock that could have been purchased prior to the effective time of the merger divided by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger. The merger agreement requires that we take such actions with respect to our 1998 Employee Stock Purchase Plan as are necessary to provide that (i) participation in the plan will be limited to those employees who were participants on the date of the merger agreement; (ii) such participants may not increase their payroll deduction elections or purchase elections; (iii) each purchase right outstanding under the plan immediately before the effective time of the merger will be canceled by refunding the payroll deductions of each participant; (iv) there will not be any additional accumulation periods commencing following the date of the merger agreement; and (v) the plan will be suspended following the close of the current accumulation period and will terminate effective upon the last business day before the effective time of the merger. You should read “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger,” beginning on page 44 as well as “The Merger – Treatment of Micromuse Stock Options and Other Equity Awards,” beginning on page 51.

Q:	Am I entitled to appraisal rights?

A:	Yes. As a holder of our common stock, you are entitled to appraisal rights under the Delaware General Corporation Law in connection with the merger if you meet certain conditions, which conditions are described in this proxy statement under the caption “The Merger – Appraisal Rights.”

Q:	How does Micromuse’s board of directors recommend I vote?

A:

At a meeting held on December 20, 2005, Micromuse’s board of directors unanimously approved the merger agreement and declared the merger agreement and the merger advisable and in the best interests of Micromuse’s stockholders. Our board of directors unanimously recommends that you vote “FOR” adoption of the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, and “FOR” each of the other proposals listed in this proxy statement.

Q:	What factors did our board of directors consider in making its recommendation?

A:	In making its recommendation, our board of directors took into account, among other things: the cash consideration to be received by holders of our common stock in the merger and the current and historical market prices of Micromuse’s common stock; the current and future competitive landscape in the business and service assurance industry; the timing of the proposed merger; the status and history of discussions with other potential bidders; the written opinion dated December 20, 2005 of our financial advisor, Credit Suisse First Boston; the fact that the merger is not subject to any financing condition; and the terms of the merger agreement, including our ability to furnish information to, and conduct negotiations with, a third party should we receive a superior proposal.

Q:	What happens if I sell my shares of Micromuse common stock before the special meeting?

A:	The record date for the special meeting is earlier than the date of the special meeting and the date that the merger is expected to be completed. If you transfer your shares of Micromuse common stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will transfer the right to receive the merger consideration.

Q:	Will the merger be taxable to me?

A:	Yes. The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local, or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between the amount of cash received by the stockholder in the merger and the stockholder’s adjusted tax basis in the shares of Micromuse common stock converted into cash in the merger. If the shares of Micromuse common stock are held by a stockholder as capital assets, gain or loss recognized by such stockholder will be capital gain or loss, which will be long-term capital gain or loss if the stockholder’s holding period for the shares of Micromuse common stock exceeds one year. Capital gains recognized by an individual upon a disposition of a share of Micromuse that has been held for more than one year generally will be subject to a maximum U.S. federal income tax rate of 15% or, in the case of a share that has been held for one year or less, will be subject to tax at ordinary income tax rates. In addition, there are limits on the deductibility of capital losses. Because individual circumstances may differ, you should consult your own tax advisor to determine the particular tax effects to you. See “The Merger – Material United States Federal Income Tax Consequences of the Merger.”

Q:	When do you expect the merger to be completed?

A:	We are working toward completing the merger as quickly as possible and expect to consummate the merger in the first quarter of calendar year 2006. In addition to obtaining stockholder approval, we must satisfy all other closing conditions, including the receipt of regulatory approvals. See “The Merger Agreement – Conditions to Closing.”

Q:	Should I send in my Micromuse stock certificates now?

A:	No. After the merger is completed, you will receive written instructions for exchanging your shares of our common stock for the merger consideration of $10.00 in cash, without interest and less any applicable withholding tax, for each share of our common stock you hold. The instructions will provide that, at your election, certificates may be surrendered, and the merger consideration in exchange for the certificates may be collected, by hand delivery.

Q:	What do I need to do now?

A:	We urge you to read this proxy statement carefully and to consider how the merger affects you. Then mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible, or vote via the Internet or by telephone, so that your shares can be voted at the special meeting of our stockholders. Please do not send in your stock certificates with your proxy.

Q:	Who can help answer my questions?

A:	If you would like additional copies, without charge, of this proxy statement or if you have questions about the merger, including the procedures for voting your shares, you should contact:

Micromuse Inc.

Attn: Ian Halifax, Micromuse Investor Relations

650 Townsend Street, Suite 475

San Francisco, CA 94103

Telephone: (415) 568-9909

Mellon Investor Services LLC

44 Wall Street, 7th floor

New York, NY 10005

Attn: Ron Schneider, Senior Manager

Telephone: (917) 320-6252

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE MERITS OR FAIRNESS OF THE MERGER, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF THE MERGER

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement and the documents we refer to herein. See “Where You Can Find More Information.” The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement as it is the legal document that governs the merger.

The Companies

Micromuse Inc.

650 Townsend Street, Suite 475

San Francisco, CA 94103

Telephone: (415) 568-9800

Founded in London, England in 1989, reorganized as a Delaware corporation and re-located to San Francisco, California in 1996, Micromuse develops, markets, and supports a market-leading suite of ultra-scalable, highly configurable, and rapidly deployable software solutions for business and service assurance. See “The Companies – Micromuse Inc.”

International Business Machines Corporation

New Orchard Road

Armonk, New York 10504

Telephone: (914) 499-1900

IBM, a New York corporation, develops and manufactures advanced information technologies, including computer systems, software, networking systems, and microelectronics. IBM translates these advanced technologies into value for its customers through its professional solutions and services worldwide. See “The Companies – IBM.”

Rooster Acquisition Corp.

New Orchard Road

Armonk, New York 10504

Telephone: (914) 499-1900

Rooster Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of IBM, was organized solely for the purpose of entering into the merger agreement with us and completing the merger and has not conducted any business operations. See “The Companies – IBM Merger Subsidiary.”

Merger Consideration

If the merger is completed, you will receive $10.00 in cash, without interest and less any applicable withholding tax, in exchange for each share of Micromuse common stock that you own.

After the merger is completed, you will have the right to receive the merger consideration, but you will no longer have any rights as a Micromuse stockholder and will have no rights as an IBM stockholder. Micromuse stockholders will receive the merger consideration after exchanging their Micromuse stock certificates in accordance with the instructions contained in the letter of transmittal to be sent to our stockholders shortly after closing of the merger. See “The Merger – Merger Consideration.”

Treatment of Options Outstanding Under Our Stock Plans

At the effective time of the merger, each outstanding Micromuse stock option that is vested and unexercised will be canceled. The holder of a canceled option will receive an amount in cash equal to $10.00 less the exercise price of such stock option and applicable withholding tax in respect of each share of our common stock underlying such stock option. The merger agreement provides that, immediately prior to the effective time of the merger, each outstanding unexercised stock option held by any non-employee member of our board of directors will become fully vested.

Also at the effective time of the merger, each outstanding Micromuse stock option that is unvested will be converted into an option to purchase a number of shares of IBM’s common stock determined by multiplying the number of shares of Micromuse common stock subject to such unvested stock option by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger, other than unvested options held by our non-employee directors and a portion of the unvested options held by our executive officers and certain of our key employees, which will be accelerated.

The per share exercise price for the newly issued stock options will be equal to the per share exercise price for the shares of Micromuse common stock that could have been purchased prior to the effective time of the merger divided by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger.

The merger agreement requires that we take such actions with respect to our 1998 Employee Stock Purchase Plan as are necessary to provide that (i) participation in the plan will be limited to those employees who were participants on the date of the merger agreement; (ii) such participants may not increase their payroll deduction elections or purchase elections; (iii) each purchase right outstanding under the plan immediately before the effective time of the merger will be canceled by refunding the payroll deductions of each participant; (iv) there will not be any additional accumulation periods commencing following the date of the merger agreement; and (v) the plan will be suspended following the close of the current accumulation period and will terminate effective upon the last business day before the effective time of the merger. You should read “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger,” beginning on page 44 as well as “The Merger – Treatment of Micromuse Stock Options and Other Equity Awards,” beginning on page 51.

Market Price and Dividend Data

Our common stock is quoted on The NASDAQ National Market under the symbol “MUSE.” On December 20, 2005, the last full trading day prior to the public announcement of the merger, the closing price for our common stock was $7.21 per share. On [            ] [    ], 2006, the last full trading day prior to the date of this proxy statement, the closing price for our common stock was $[            ] per share. See “Market Price and Dividend Data.”

Material United States Federal Income Tax Consequences of the Merger

The exchange of shares of Micromuse common stock for the cash merger consideration will be a taxable transaction to our stockholders for United States federal income tax purposes. See “The Merger – Material United States Federal Income Tax Consequences of the Merger.”

Tax matters can be complicated, and the tax consequences of the merger to you will depend on the facts of your own situation. We urge you to consult your own tax advisor to fully understand the tax consequences of the merger to you.

Recommendation of Micromuse’s Board to Stockholders and Reasons for the Merger

Our board of directors unanimously recommends that you vote “FOR” the adoption of the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies. After careful consideration, our board of directors unanimously determined that the merger agreement and the merger are advisable and in the best interests of Micromuse stockholders. Our board of directors has unanimously approved the merger agreement. In making this determination and recommendation, our board of directors considered a number of factors, including the following:

•	the business, competitive position, strategy and prospects of the Company, the risk that we will successfully implement our strategy and achieve our prospects, the competitive position of current and likely competitors in the industry in which we compete, and current industry, economic, and market conditions;

•	the fact that our discussions with other potential acquirors of the Company did not result in an offer to acquire us;

•

the fact that the $10.00 per share in cash to be paid as merger consideration represents approximately a (a) 57% premium to the average trading price 180 days prior to December 19, 2005 of $6.38 per share, (b) 58% premium to the enterprise value (defined as market capitalization minus cash) on December 19, 2005, of $445 million, and (c) 38% premium to the closing price on December 19, 2005, of $7.27 per share for our common stock on The NASDAQ National Market;

•	the financial analyses reviewed with our board of directors by representatives of Credit Suisse First Boston on December 19, 2005 and the oral opinion of Credit Suisse First Boston rendered to our board of directors on December 20, 2005, which opinion was subsequently confirmed by delivery of a written opinion dated December 20, 2005, that, as of December 20, 2005 and based upon and subject to the considerations described in its opinion, the $10.00 per share in cash consideration to be received by the holders of Micromuse common stock in the merger was fair, from a financial point of view, to such stockholders; a copy of the full text of the Credit Suisse First Boston opinion is attached to this proxy statement as Annex B; you are urged to read the opinion carefully and in its entirety for a description of, among other things, the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Credit Suisse First Boston in rendering its opinion;

•	the value of the consideration to be received by our stockholders and the fact that the consideration would be paid in cash, which provides certainty and immediate value to our stockholders;

•	the fact that the merger is not subject to any financing condition;

•	the possible alternatives to the merger (including the possibility of continuing to operate the Company as an independent entity and the perceived risks of that alternative), the range of potential benefits to our stockholders of the possible alternatives and the timing and the likelihood of accomplishing the goals of such alternatives, and our board of directors’ assessment that none of these alternatives were reasonably likely to present superior opportunities for the Company or to create greater value for our stockholders taking into account risks of execution as well as business, competitive, industry and market risks, than the merger;

•	the likelihood that the proposed acquisition would be completed, in light of the financial capabilities of, and our prior dealings with, IBM as well as its reputation; and

•	the environment and trends in the software solutions for the business and service assurance industry, including industry consolidation and pricing trends.

In the course of its deliberations, our board of directors also considered a variety of risks and other potentially negative factors, including the following:

•	the fact that we will no longer exist as an independent public company and our stockholders will forgo any future increase in our value that might result from our possible growth;

•	the risks and contingencies related to the announcement and pendency of the merger, including the impact of the merger on our customers, employees, suppliers, and our relationships with other third parties, including the potential negative reaction of these parties to the fact that we would be merging with IBM;

•	the conditions to IBM’s obligation to complete the merger and the right of IBM to terminate the merger agreement in certain circumstances, including for breaches by us of our representations, warranties, covenants and agreements in the merger agreement;

•	the risk that the merger might not receive necessary regulatory approvals and clearances to complete the merger or that governmental authorities could attempt to condition the merger on one or more of the parties’ compliance with certain burdensome terms or conditions;

•	the fact that under the terms of the merger agreement, we cannot solicit other acquisition proposals and must pay to IBM a termination fee of $16.4 million if the merger agreement is terminated under certain circumstances, which, in addition to being costly, might have the effect of discouraging other parties from proposing an alternative transaction that might be more advantageous to our stockholders than the merger;

•	the fact that the income realized by stockholders as a result of the merger generally will be taxable to our stockholders;

•	the interests that certain directors and executive officers of the Company may have with respect to the merger, in addition to their interests as stockholders of the Company generally, as described in “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger”; and

•	the fact that, pursuant to the merger agreement, we must generally conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to closing of the merger or termination of the merger agreement, which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company.

Our board of directors did not assign any particular weight or rank to any of the positive or potentially negative factors or risks discussed in this section, and our board of directors carefully considered all of these factors as a whole in reaching its determination and recommendation.

See “The Merger – Recommendation of Micromuse’s Board of Directors and Reasons for the Merger.”

Opinion of Micromuse’s Financial Advisor

Credit Suisse First Boston rendered its oral opinion to our board of directors on December 20, 2005, which opinion was subsequently confirmed by delivery of a written opinion dated December 20, 2005, that, as of December 20, 2005 and based upon and subject to the considerations described in its opinion, the $10.00 per share in cash consideration to be received by the holders of Micromuse common stock in the merger was fair, from a financial point of view, to such holders of Micromuse common stock. See “The Merger — Opinion of Micromuse’s Financial Advisor.”

The full text of the written opinion of Credit Suisse First Boston, dated December 20, 2005, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Credit Suisse First Boston in rendering its opinion, is attached as Annex B to this proxy statement. You are urged to, and should, read the opinion carefully and in its entirety. Credit Suisse First Boston provided its opinion for the information and assistance of our board of directors in connection with its consideration of the merger . The Credit Suisse First Boston opinion addresses only the fairness, from a financial point of view, to the holders of Micromuse common stock of the merger consideration to be received by such holders of Micromuse common stock as of the date of the Credit Suisse First Boston opinion. The Credit Suisse First Boston opinion does not address any other aspect or implication of the merger or any other agreement, arrangement or understanding entered into in connection with the merger or otherwise and does not constitute a recommendation as to how any holder of our common stock should vote or act with respect to the merger or any other matter.

The Special Meeting of Micromuse’s Stockholders

Date, Time and Place. A special meeting of our stockholders will be held at The Argent Hotel, 50 Third Street, San Francisco, California 94103 on Monday, February 13, 2006, at 10:00 a.m., Pacific Standard Time, to:

•	consider and vote upon a proposal to adopt the merger agreement;

•	consider and vote on any proposal to adjourn or postpone the special meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of the foregoing merger proposal;

•	consider and vote to elect three directors of the board of directors;

•	consider and vote to approve the Micromuse Inc. 2006 Stock Incentive Plan;

•	consider and vote to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2006; and

•	transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date and Voting Power. You are entitled to vote at the special meeting if you owned shares of our common stock at the close of business on December 30, 2005, the record date for the special meeting. You will have one vote at the special meeting for each share of our common stock you owned at the close of business on the record date. There are [                    ] shares of our common stock entitled to be voted at the special meeting. Our directors and executive officers and their affiliates own approximately [            ]% of the shares entitled to vote at the special meeting and may have interests that are different from yours. See “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

Required Vote. The adoption of the merger agreement requires the affirmative vote of a majority of the shares of our common stock outstanding at the close of business on the record date. Approval of any proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of those shares present, in person or represented by proxy, and entitled to vote on this proposal. See “Voting Rights and Solicitation of Proxies – Votes Required.”

In terests of Micromuse’s Executive Officers and Directors in the Merger

When considering the recommendation of our board of directors, you should be aware that non-employee members of our board of directors and our executive officers have interests in the merger other than their interests as Micromuse stockholders generally, pursuant to certain agreements between such directors and executive officers with IBM. These interests may be different from, or in conflict with, your interests as Micromuse stockholders. The non-employee members of our board of directors were aware of these additional interests, and considered them, when they approved the merger agreement.

•	Pursuant to the terms of the merger agreement, immediately prior to the effective time of the merger, each outstanding and unexercised Micromuse stock option held by a non-employee member of our board of directors will become vested and fully exercisable. The aggregate cash payment attributable to these unvested options that will be accelerated in connection with the merger will be $399,937.

•	Pursuant to the terms of certain offer letters between IBM and our executive officers, specifically, Messrs. Carney, Halifax, and Oberoi and Ms. O’Donnell, immediately prior to the effective time of the merger, 75 percent of the shares underlying options held by these executive officers will become vested and fully exercisable. The aggregate cash payment attributable to these unvested options that will be accelerated in connection with the merger will be $4,074,722. In addition, pursuant to certain offer letters between IBM and two of our key employees who are not executive officers, Messrs. Farrell and To, immediately prior to the effective time of the merger 75 percent (in the case of Mr. Farrell) and 50 percent (in the case of Mr. To) of the shares underlying options held by these key employees will become vested and fully exercisable.

•

Pursuant to certain agreements between IBM and our executive officers (specifically, Messrs. Carney, Halifax, and Oberoi and Ms. O’Donnell), each of these executive officers will become an employee of IBM following the effective time of the merger.

In addition, Messrs. Farrell and To will become employees following the effective time of the merger. These new agreements will supersede the existing agreements that each of these individuals currently has with Micromuse. These agreements with these executive officers and key employees provide for an annual base salary, retention bonuses, and, for certain officers and key employees, eligibility for a performance bonus. Mr. Carney and Ms. O’Donnell will become employees of IBM through December 31, 2006, and Mr. Halifax will become an employee for 6 months following the closing. Each such employee will be entitled to receive specified salaries during the specified periods, and will also receive retention payments during and at the end of their respective retention periods if certain milestone targets are met. Mr. Oberoi will become a regular IBM employee and will be entitled to an annual base salary and retention bonuses and will be eligible to receive a performance bonus.

•	The Compensation Committee of our board of directors has approved the early payment of Ian Halifax’s quarterly bonus of $34,375 in December 2005 to offset the tax effect of the payments to be received by Mr. Halifax in connection with the merger with IBM. Mr. Halifax’s bonus would ordinarily be paid after the end of our first fiscal quarter in early 2006. In approving the early payment of this bonus, the Compensation Committee took note of the fact that the amount of Mr. Halifax’s bonus was fixed and guaranteed for the first year of his employment pursuant to the terms of his employment agreement with the Company.

•	The merger agreement provides for the continuation of indemnification arrangements, including indemnification insurance, for our current and former directors and executive officers if the merger is completed.

•	We have also agreed with IBM that, prior to the closing of the merger, each of our employees who participates in our bonus programs (including the executive officers) may continue to receive his or her payments of bonus in the ordinary course of business consistent with past practice.

See “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

Conditions to the Closing of the Merger

Each party’s obligation to effect the merger is subject to the satisfaction or waiver of various conditions, which include the following:

•	the proposal to adopt the merger agreement is approved by the requisite stockholder vote at the special meeting;

•	the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, or the HSR Act and any other material approval or waiting period under any other applicable competition, merger control, antitrust or similar law or regulation that is required to complete the merger has been obtained or terminated or has expired; and

•	no temporary restraining order, preliminary or permanent injunction or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the closing of the merger is in effect.

In addition to the foregoing conditions, IBM will not be obligated to effect the merger unless the following conditions are satisfied or waived:

•	our representations and warranties made pursuant to the merger agreement that are qualified as to materiality are true and correct (as so qualified), and the representations and warranties that are not so qualified are true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date;

•	we have performed in all material respects obligations required to be performed by us under the merger agreement at or prior to the closing of the merger;

•	we have provided a certificate of our chief executive officer and our chief financial officer certifying as to our compliance with the two preceding conditions;

•	there is no pending claim, suit, action, or proceeding brought or threatened by any governmental entity that has a reasonable likelihood of success that:

•	challenges or seeks to restrain or prohibit the consummation of the merger;

•	seeks to obtain from IBM any damages that are material (individually or in the aggregate) in relation to the value of us and our subsidiaries, taken as a whole;

•	seeks to prohibit or limit in any respect, or place any conditions on, the ownership or operation by us or IBM of all or any portion of the business, assets, or any products or any product of our or our subsidiaries, IBM or its subsidiaries, or to require any of us to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate any portion of the business or assets of, or any products of, us or our subsidiaries or IBM or its subsidiaries;

•	seeks to impose limitations on the ability of IBM to hold, or exercise ownership of, any shares of the stock of the surviving corporation in the merger; or

•	seeks to prohibit IBM from controlling in any respect any of our or our subsidiaries’ business or operations or to prevent us or our subsidiaries from operating our business immediately following the closing substantially in the manner operated by us prior to the date of the merger agreement;

•

there is no temporary restraining order, preliminary or permanent injunction, or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition in effect that is reasonably likely to result, directly or indirectly, in any of the effects described in the immediately preceding bullet point; and

•	we have not suffered a material adverse effect since the date of the merger agreement.

Our obligation to effect the merger is further conditioned on the satisfaction or waiver of the following:

•	IBM and merger sub’s representations and warranties made pursuant to the merger agreement that are qualified as to materiality are true and correct (as so qualified), and the representations and warranties that are not so qualified are true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date;

•	each of IBM and merger sub has performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger; and

•	IBM shall have provided a certificate of an authorized signatory of IBM certifying as to its compliance with the two preceding conditions.

We and IBM have agreed to use our respective reasonable best efforts to take all actions that are necessary, proper or advisable to cause the closing to occur. However, neither we nor IBM is obligated to (and we are not permitted to without IBM’s prior consent), agree or proffer to divest or hold separate, or enter into any licensing or similar arrangement with respect to, any assets or any portion of any business of IBM or us. See “The Merger Agreement – Conditions to Closing.”

Termination of the Merger Agreement

IBM and we can terminate the merger agreement under certain circumstances, including:

•	by mutual written consent of IBM, merger sub, and us;

•	by either IBM or us if the merger has not been completed by May 31, 2006;

•	by either IBM or us if any temporary restraining order, preliminary or permanent injunction, or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition having the effect of preventing the closing of the merger is in effect and has become final and nonappealable;

•	by either IBM or us if our stockholders do not adopt the merger agreement at a duly held stockholders meeting;

•

by IBM if (1) certain conditions to closing specified in the merger agreement become incapable of being satisfied prior to May 31, 2006 (including after taking into account any ability we have to cure any breach of any representation, warranty, covenant or other agreement prior to May 31, 2006), (2) we have breached any of our representations, warranties, covenants or other agreements contained in the merger agreement, which breach would give rise to the failure of a condition to closing, and which breach is capable of being cured by us by May 31, 2006, but we do not commence to cure such breach or failure within 10 business days after our receipt of written notice and diligently pursue the cure thereafter, or (3) any temporary restraining order, preliminary or permanent injunction or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition having the effects described in the fourth bullet point under conditions to IBM’s obligation to complete the merger set forth above in “Proposal No. 1 — The Merger Agreement – Conditions to Closing” is in effect and has become final and nonappealable;

•	by us if (1) certain conditions to closing specified in the merger agreement become incapable of being satisfied prior to May 31, 2006 (including after taking into account any ability IBM has to cure any breach of any representation, warranty, covenant or other agreement prior to May 31, 2006) or (2) IBM has breached any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach would give rise to the failure of a condition to closing, and which breach is capable of being cured by IBM by May 31, 2006, but IBM does not commence to cure such breach or failure within 10 business days after its receipt of written notice and diligently pursue the cure thereafter; or

•	by IBM in the event that our board of directors or any of its committees takes any of the following actions:

•	withdraws or modifies in a manner adverse to IBM or merger sub, or proposes publicly to withdraw or modify in a manner adverse to IBM or merger sub, the recommendation or declaration of advisability by our board of directors or any of its committees of the merger agreement or the merger, or resolves or agrees to take any such action;

•	recommends or proposes publicly to recommend the approval or adoption of any takeover proposal or resolves or agrees to take any such action; or

•	fails to publicly reaffirm its recommendation of the adoption of the merger agreement within 10 business days after a written request from IBM to do so.

See “The Merger Agreement – Termination of the Merger Agreement.”

Li mitation on Considering Other Acquisition Proposals

No Solicitation. We have agreed that we will not, and will not permit any of our subsidiaries to, nor will we authorize any person or permit any of our or our subsidiaries’ directors, officers, or employees or any of our or their investment bankers, attorneys, accountants, or other advisors or representatives to, directly or indirectly:

•	solicit, initiate, or knowingly encourage, or take any other action knowingly to assist or facilitate, any takeover proposal or the making of any inquiry or proposal that is reasonably likely to lead to a takeover proposal; or

•	enter into, continue, or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any takeover proposal.

At any time prior to obtaining the stockholder approval, our board of directors may, in response to a bona fide written takeover proposal that is unsolicited following the date of the merger agreement and is not otherwise obtained in violation of the restrictions set forth in the immediately preceding bullet points and that our board of directors determines in good faith constitutes or is reasonably likely to lead to a superior proposal, (1) furnish to the person making the takeover proposal information with respect to us and our subsidiaries pursuant to a confidentiality agreement which contains terms that are substantially equivalent to the terms of the confidentiality agreement that we and IBM have executed in connection with the merger (provided that we have also furnished that information to IBM or we furnish it to IBM on a concurrent basis) and (2) participate in discussions or negotiations with the person (and its representatives) making the takeover proposal regarding the takeover proposal. See “The Merger Agreement – No Solicitation of Third Parties by Micromuse” for definitions of “takeover proposal” and “superior proposal” as well as a more detailed description of the “no solicitation” provisions in the merger agreement.

Termination Fee and Expenses

The merger agreement provides that, in general, regardless of whether the merger is consummated, all fees and expenses incurred by the parties in connection with the merger agreement and the merger will be borne by the party incurring such fees and expenses.

The merger agreement may be terminated, prior to the completion of the merger, under certain circumstances. Some of those circumstances also require Micromuse to make a payment to IBM of a termination fee of $16.4 million. In addition, under certain circumstances, IBM is permitted to terminate the merger agreement and be entitled to receive the termination fee from Micromuse. You should read “The Merger Agreement – Termination of the Merger Agreement” and “The Merger Agreement – Termination Fee and Expenses” beginning on pages 66 and 67, respectively.

Regulatory Approvals

The HSR Act prohibits us from completing the merger until we have furnished certain information and materials to the Antitrust Division of the Department of Justice and the Federal Trade Commission and the required waiting period has ended. The merger is also subject to review by the governmental authorities of various other jurisdictions under the antitrust laws of those jurisdictions. We will file the appropriate notifications in each such jurisdiction and pursue the approval of the transaction. See “The Merger – Regulatory Matters.”

Appraisal Rights

Our stockholders have the right under Delaware law to dissent from the approval of the merger and to exercise appraisal rights and to receive payment in cash for the fair value of their shares of our common stock determined in accordance with Delaware law. The fair value of shares of our common stock, as determined in accordance with Delaware law, may be more or less than the merger consideration to be paid to non-dissenting Micromuse stockholders in the merger. To preserve their rights, stockholders who wish to exercise appraisal rights must not vote in favor of the adoption of the merger agreement and must follow specific procedures. Dissenting Micromuse stockholders must precisely follow these specific procedures to exercise appraisal rights, or their appraisal rights may be lost. These procedures are described in this proxy statement, and the provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Annex C to this proxy statement. You are encouraged to read these provisions carefully and in their entirety. See “The Merger – Appraisal Rights.”

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING

INFORMATION

This proxy statement contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “should,” and similar expressions. Those statements include, among other things, the risk that the merger may not be consummated in a timely manner if at all, the risk that the merger agreement may be terminated in circumstances which require our payment to IBM of a termination fee of $16.4 million, risks regarding a loss of or substantial decrease in purchases by our major customers, risks regarding employee retention and other risks detailed in our current filings with the Securities and Exchange Commission, including our most recent filings on Form 10-K, which discuss these and other important risk factors concerning their respective operations. We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

MARKET PRICE AND DIVIDEND DATA

Our common stock is included on The NASDAQ National Market under the symbol “MUSE”. This table shows, for the periods indicated, the range of high and low per share sales prices for our common stock as reported on The NASDAQ National Market.

	MICROMUSE COMMON STOCK
	Low		High
Year ended
September 30, 2003
First Quarter	$1.37		$5.00
Second Quarter	3.67		6.41
Third Quarter	4.80		10.00
Fourth Quarter	6.60		10.09
Year ended
September 30, 2004
First Quarter	6.04		10.40
Second Quarter	6.50		10.55
Third Quarter	3.95		8.60
Fourth Quarter	3.37		6.74
Year ended
September 30, 2005
First Quarter	3.76		6.03
Second Quarter	4.15		5.55
Third Quarter	4.57		6.60
Fourth Quarter	5.42		7.88
Year ended
October 31, 2006
First Quarter (through January [__], 2006)	[_____	]	[_____	]

The following table sets forth the closing per share sales price of our common stock, as reported on The NASDAQ National Market on December 20, 2005, the last full trading day before the public announcement of the merger, and on [                                         ], 200[  ], the latest practicable trading day before the printing of this proxy statement:

	MICROMUSE’S COMMON STOCK CLOSING PRICE
December 20, 2005		$7.21
[ ], 200[ ]	$	[	]

Following the merger there will be no further market for our common stock and our stock will be de-listed from The NASDAQ National Market and deregistered under the Exchange Act.

We have not declared or paid cash dividends on our common stock in our last three fiscal years. Our current policy is to retain earnings for use in our business.

THE COMPANIES

Micromuse Inc.

Founded in London, England in 1989, reorganized as a Delaware corporation and re-located to San Francisco, California in 1996, Micromuse develops, markets, and supports a market-leading suite of ultra-scalable, highly configurable, and rapidly deployable software solutions for business and service assurance.

Micromuse develops, markets, and supports a market leading suite of ultra scalable, highly configurable, and rapidly deployable software solutions for business and service assurance. Our company defines business and service assurance as the effective monitoring, management, and reporting of the health and integrity of applications, systems, and network elements underlying an Information Technology (IT) service delivery and support infrastructure. Micromuse’s Netcool® product suite collects, consolidates, analyzes, and displays – within the world’s most complex IT infrastructures – realtime availability, performance, security, and business data.

Actionable intelligence in the form of service models, network topologies, key performance indicators, drill-down diagrams, and detailed event lists are delivered to business and operational users via realtime, graphical views that drive more effective decision-making, greater operational efficiency, and improved service quality to customers. Netcool’s patented data access and policy-based management capabilities streamline IT workflow by reducing maintenance-intensive tasks and decreasing the time it takes to identify and correct emerging service problems.

We market and distribute our products to customers through our own sales force, OEMs, value-added resellers, and systems integrators. For example, we currently have distribution agreements with Cisco Systems, Alcatel, IBM Global Services, Siemens, Ericsson, Nortel, Huawei, and Sun Microsystems. These strategic partnerships are instrumental not only for the distribution – but also for the implementation–of Netcool solutions that address the changing business, operational, and regulatory needs of the world’s most demanding customers. As of September 30, 2005, we had licensed our software to 1,887 customers operating in and serving a variety of industries. Micromuse customers include BT, Cable & Wireless, Deutsche Telekom, Earthlink, General Electric, J.P. Morgan Chase, T-Mobile, and Verizon.

IBM

IBM, a New York corporation, develops and manufactures advanced information technologies, including computer systems, software, networking systems, and microelectronics. IBM translates these advanced technologies into value for its customers through its professional solutions and services worldwide. IBM’s principal executive offices are located at New Orchard Road, Armonk, New York 10504 and its telephone number is (914) 499-1900. Additional information regarding IBM is contained in IBM’s filings with the Securities and Exchange Commission. See “Where You Can Find More Information.”

IBM Merger Subsidiary

Rooster Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of IBM, was organized solely for the purpose of entering into the merger agreement with Micromuse and completing the merger. Rooster Acquisition Corp. was incorporated on December 19, 2005 and has not conducted any business operations.

Past Contacts, Transactions, and Negotiations

Micromuse and IBM have a longstanding business relationship. IBM is one of Micromuse’s primary reseller partners and has contributed approximately $5.7 million to Micromuse’s revenues in fiscal years 2003 through 2005. The two companies offer Micromuse software and services and IBM products and services as part of a single solution to IBM customers. IBM has also been a supplier of laptops and other hardware to Micromuse.

THE MERGER

The following discussion summarizes the material terms of the merger. Stockholders should read the merger agreement, which is attached as Annex A to this proxy statement, in its entirety.

Background to the Merger

The board of directors and management of Micromuse have regularly reviewed the company’s position in light of the changing competitive environment of the network management software industry, with the objective of determining its long-term strategic plan and evaluating strategic alternatives available to enhance stockholder value. While Micromuse believes that it has positive future prospects on a stand-alone basis, it is also aware of the risks of operating on that basis. As a result, from time to time, Micromuse’s board of directors and management have had conversations with various companies to explore opportunities to improve the competitive position of Micromuse. These opportunities have included strategic alliances involving the sale of complementary products and services, as well as potential business combination transactions.

Micromuse and IBM have a longstanding business relationship. IBM is one of Micromuse’s primary reseller partners and has contributed approximately $5.7 million to Micromuse’s revenues in fiscal years 2003 through 2005. The two companies offer Micromuse software and services and IBM products and services as part of a single solution to IBM customers. IBM has also been a supplier of laptops and other hardware to Micromuse.

Micromuse has had occasional discussions with IBM regarding a potential acquisition beginning in February 2005 during a meeting between Mr. Lloyd Carney, Micromuse’s chief executive officer, Mr. Craig Farrell, Micromuse’s chief technology officer, Mr. Michael Luetkemeyer, the senior vice president of Micromuse, Mr. Archie Colburn, managing director, IBM corporate development, Mr. Al Zollar, IBM general manager of the Tivoli group, and Mr. Chris O’Connor, vice-president, availability and business service management. This meeting was followed by a subsequent meeting between Mr. Colburn and Mr. Leutkemeyer to further discuss a possible transaction. Mr. Carney discussed the substance of the IBM meeting at a Micromuse board meeting which was held later in February 2005. At that time, the board requested that Micromuse management investigate the possibility of obtaining an independent valuation of the company.

IBM expressed its continuing interest in acquiring Micromuse by proposing in a letter dated March 11, 2005 that IBM acquire Micromuse for a price of $7.00 per share, payable in cash, and subject to due diligence and IBM board approval. Micromuse’s management informed members of the Micromuse board of directors of the IBM proposal. At a Micromuse board meeting in March 2005, the proposal was discussed and it was determined that management should obtain an independent analysis of Micromuse’s potential valuation before providing a formal response to IBM. Micromuse responded to IBM’s proposal by letter dated March 24, 2005, to the effect that it would respond to IBM following receipt of the valuation report and other information necessary for the Micromuse board to better evaluate the IBM proposal.

Subsequent to the March 2005 board meeting, Micromuse management engaged SVB Alliant to provide management and the board with an independent analysis and observations regarding a potential valuation of Micromuse (without providing a specific valuation figure or range). SVB Alliant had conference calls with management and reviewed the operating history of Micromuse, historical trading activity of Micromuse stock, researched analyst commentaries, projections and analyses, and analyzed recent transactions involving other software companies. SVB Alliant gave a written summary of its findings to Micromuse management, with the express statement that the findings were not intended to represent a valuation for Micromuse or its common stock. These findings were presented to the Micromuse board at an April 2005 board meeting by Mr. Halifax. Micromuse board members discussed the findings with Mr. Halifax and other members of management.

At the April 2005 meeting of the Micromuse board, the board authorized management to engage Credit Suisse First Boston LLC, or Credit Suisse First Boston, to evaluate the Micromuse business, operations and financial position, and to advise and assist Micromuse with respect to potential business combination opportunities and alternatives thereto. On May 10, 2005, Micromuse entered into a letter agreement with Credit Suisse First Boston formally retaining Credit Suisse First Boston as its financial advisor. Micromuse management then requested that Credit Suisse First Boston assess whether certain parties would be interested in pursuing discussions with Micromuse, and present its assessment to the Micromuse board at a later board meeting.

During the period of March through June 2005, the Micromuse board of directors held meetings during which it was informed of the status of discussions with IBM and discussed other strategic alternatives available to Micromuse and the relative advantages and disadvantages of each. These alternatives included business combination opportunities (both with IBM and other companies) and continuing as a stand-alone company.

During this same period, Micromuse and IBM engaged in informal conversations concerning a potential acquisition. In April, representatives of Deutsche Bank, who was acting as financial advisor to IBM, contacted several members of Micromuse’s board to discuss a potential transaction between the companies. IBM formalized its continuing interest in acquiring Micromuse by proposing in a letter dated June 23, 2005 that IBM acquire Micromuse for a price in the range of $8.00 to $8.50 per share, payable in cash, and subject to due diligence, IBM board approval and other standard conditions. Micromuse management informed members of the Micromuse board of directors of the IBM proposal at a meeting of the Micromuse board in June 2005. At that time, the board directed management to seek advice from Credit Suisse First Boston as to other parties which might have an interest in pursuing a strategic relationship with Micromuse, including an acquisition of Micromuse.

In July 2005, at a meeting of the Micromuse board, representatives of Credit Suisse First Boston and Micromuse management reviewed with the board various strategic alternatives for the company. These alternatives included a potential business combination with certain third parties who may have interest in an acquisition of the company, as well as Micromuse’s continuing as a stand-alone company. The board discussed various strategic alternatives with representatives of Credit Suisse First Boston and was advised of its fiduciary obligations in considering these alternatives by the company’s outside counsel, Paul, Hastings, Janofsky & Walker LLP. Credit Suisse First Boston was authorized to initiate contact on a confidential basis with a group of companies selected on the basis of strategic and financial considerations.

In July 2005, Micromuse and IBM entered into a confidentiality agreement whereby IBM agreed to maintain the secrecy of information provided by Micromuse to IBM during the due diligence process. In August 2005, IBM representatives were first granted access to certain confidential information of Micromuse, including access to an online data room established by Micromuse. In mid-September 2005, IBM and Micromuse representatives met to discuss business, legal and technical information concerning Micromuse. Further meetings were held in October 2005 to discuss Micromuse products and technology and their compatibility with IBM products and technology. Also in October 2005, a meeting was held between Micromuse’s executive vice president of worldwide sales and technical services, Mr. Arun Oberoi, and IBM Tivoli’s vice president, worldwide sales, Mr. Wally Casey, to discuss the companies’ sales organizations. Another meeting was held in October 2005 between Micromuse’s chief financial officer, Ian Halifax, and IBM representatives and IBM’s outside auditors to review certain financial information of Micromuse. Additional financial due diligence meetings were held via conference call during October and November 2005.

During this period representatives of Credit Suisse First Boston, as authorized by the Micromuse board and management, initiated contact and engaged in regular discussions with certain third parties with potential interest in an expanded strategic relationship with Micromuse, including an acquisition of Micromuse. Representatives of Credit Suisse First Boston updated the board on the progress of these discussions at a September 2005 board meeting. Based on these contacts, Micromuse entered into confidentiality agreements with two other parties and provided access to due diligence materials to these parties beginning in September 2005. In addition, Micromuse also actively considered possible acquisition targets itself in order to further expand its business and enhance the strategic and competitive position of Micromuse as an independent company.

During September through November 2005, members of Micromuse management held a series of diligence meetings with representatives from the two other parties with interest in acquiring the company. These meetings included meetings with technical, sales, financial, legal and other personnel of Micromuse and their counterparts at the other companies. In addition, during this same period the two other parties and their representatives were granted access to the electronic data room.

In late November 2005, after extensive due diligence conducted by IBM and the other two interested parties, as instructed by Micromuse management, Credit Suisse First Boston submitted letters to IBM and the two other interested parties and asked them to provide a proposed price and other terms of a potential acquisition of Micromuse. Following receipt of this letter, the two other interested parties informed Credit Suisse First Boston that they would not be able to continue with the process. One party indicated that it would need additional time and due diligence to determine their interest in pursuing an acquisition, although it provided no specific timetables. The other party indicated that it would be unable to proceed with a transaction due to its own strategic and other operational concerns.

In early December, Mr. Colburn of IBM contacted Mr. Carney and indicated that IBM would be willing to offer to acquire Micromuse for $10.00 per share in cash, subject to the completion of confirmatory due diligence and approval of the IBM board of directors. Micromuse management requested that the offer be presented in writing, which IBM provided in the form of a non-binding letter agreement. The letter provided by IBM included a “no-shop” provision which would have prohibited Micromuse from soliciting bids or entering into negotiations for an acquisition of Micromuse with any other party until early January. The Micromuse board of directors met on December 7, 2005, to consider whether to execute the letter. The Micromuse board approved the execution of the letter on the terms presented, with the modification that the “no-shop” period be reduced to December 23, 2005, which modification was accepted by IBM. The letter was signed by both parties on December 7, 2005.

From December 8, 2005 through December 20, 2005, Micromuse and IBM, and their respective legal counsel and financial advisors, negotiated the terms of the merger agreement based on the form previously provided by IBM’s outside legal counsel. In addition, certain members of Micromuse management, represented by separate legal counsel, negotiated ancillary agreements with IBM to be effective after the closing, and which are described in this proxy statement. During this time, Micromuse board members were apprised of the progress of the course of negotiations by Micromuse management and advisors.

On December 19, 2005, the Micromuse board of directors held a special meeting to discuss the potential business transaction with IBM. In advance of the meeting, Micromuse board members were provided with a copy of the then-current form of the merger agreement and presentation materials to be reviewed by representatives of Credit Suisse First Boston at the meeting. During the meeting, representatives of Paul, Hastings summarized for the board the material terms and open issues related to the merger agreement, as well as legal duties and responsibilities of the Micromuse board of directors. Representatives of Credit Suisse First Boston then reviewed with the Micromuse board the financial analyses prepared by Credit Suisse First Boston with respect to the proposed merger consideration of $10.00 in cash per share of Micromuse common stock. Finally, Micromuse’s general counsel, Ms. O’Donnell, provided information relating to the status of negotiation of various ancillary agreements. At the conclusion of the meeting, the Micromuse board instructed management to continue discussions with IBM and to negotiate certain terms in the merger agreement and to update the board on the status of negotiations at a meeting to be held the following day.

In the morning of December 20, 2005, the Micromuse board of directors held a meeting to receive an update on the status of the negotiations of the merger agreement. At the meeting, Credit Suisse First Boston reviewed certain transaction statistics implied by the proposed merger consideration of $10.00 in cash per share of Micromuse common stock. Micromuse management and its legal and financial advisors updated the board on the progress of negotiations, including an agreement on the reduction of the termination fee from 3.0 percent of the equity value in the transaction initially proposed to 1.9 percent. Following a discussion, the Micromuse board directed the company’s management and advisors to further negotiate the terms with IBM and its legal counsel.

In the afternoon of December 20, 2005, the Micromuse board of directors held another meeting to review with management and its advisors the status of merger negotiations and consider whether to approve the merger agreement. Micromuse management and its legal and financial advisors updated the board on the additional progress made in negotiation of the merger agreement. At this meeting, Credit Suisse First Boston rendered its oral opinion to the Micromuse board, later confirmed by delivery of a written opinion dated December 20, 2005, that, as of that date and subject to the considerations set forth in the Credit Suisse First Boston opinion, the $10.00 per share in cash consideration to be received by the holders of Micromuse common stock in the merger was fair, from a financial point of view, to such holders of Micromuse common stock. See “The Merger – Opinion of Micromuse’s Financial Advisor.” After further discussion and deliberation on the proposed transaction, including the additional changes to the merger agreement and the ancillary agreements, the Micromuse board of directors, having determined that the business combination with IBM was in the best interests of Micromuse and its stockholders, adopted resolutions approving the merger agreement and the transactions contemplated by the merger agreement and resolved to recommend that the

Micromuse stockholders vote to approve and adopt the merger agreement. The Micromuse board provided the Micromuse executive officers with delegated authority to complete the negotiation of the merger agreement.

Following the approvals of the merger and the merger agreement by Micromuse’s and IBM’s and merger sub’s respective boards of directors, the parties executed the merger agreement on December 20, 2005. On December 21, 2005, before the opening of trading on the NASDAQ National Market, a joint press release was issued announcing the execution of the merger agreement.

Recommendation of Micromuse’s Board of Directors and Reasons for the Merger

In the course of evaluating the direction of our business, our management and board of directors have periodically considered various strategic alternatives to enhance our markets and customer opportunities, including possible acquisitions of complementary businesses, commercial partnering arrangements, strategic combinations with other companies, and a sale of the Company.

Micromuse faces intense competition in our markets. As we enter new markets, we encounter additional, market-specific competitors. In addition, because the software market has relatively low barriers to entry, we are aware of new and potential entrants in portions of our market space. Increased competition is likely to result in price reductions and may result in reduced gross margins and loss of market share. Our current and potential competitors may increase their share of the business and service assurance solutions market by strategic alliances and/or the acquisition of competing companies. In addition, network operating system vendors could introduce new or upgraded operating systems or environments, and extend existing operating systems or environments that include functionality offered by our products. Many of our existing and potential customers and distributors continuously evaluate whether to design and develop their own network operations support and management applications or purchase them from outside vendors. Sometimes these customers internally design and develop their own software solutions for their particular needs and therefore may be reluctant to purchase products offered by independent vendors such as ours. As a result, we must continuously educate existing and prospective customers as to the advantages of our products versus internally developed network operations support and management applications.

At a meeting of our board of directors on December 20, 2005, after careful consideration, including consultation with financial and legal advisors, our board of directors unanimously determined that the merger agreement and the merger are advisable and in the best interests of Micromuse stockholders. Our board of directors unanimously approved the merger agreement. Our board of directors unanimously recommends that you vote “FOR” adoption of the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies.

In the course of reaching its decision to approve the merger agreement and to recommend that Micromuse stockholders vote to adopt the merger agreement, our board of directors consulted with our senior management, financial advisor, and legal counsel, reviewed a significant amount of information and considered a number of factors, including, among others, the following:

•	the business, competitive position, strategy and prospects of the Company, the risk that we will successfully implement our strategy and achieve our prospects, the competitive position of current and likely competitors in the industry in which we compete, and current industry, economic, and market conditions;

•	the fact that our discussions with other potential acquirors of the Company did not result in an offer to acquire us;

•	the fact that the $10.00 per share in cash to be paid as merger consideration represents approximately a (a) 57% premium to the average trading price 180 days prior to December 19, 2005 of $6.38 per share, (b) 58% premium to the enterprise value (defined as market capitalization minus cash) on December 19, 2005, of $445 million, and (c) 38% premium to the closing price on December 19, 2005, of $7.27 per share for our common stock on The NASDAQ National Market;

•	the financial analyses reviewed with our board of directors by representatives of Credit Suisse First Boston on December 19, 2005 and the oral opinion of Credit Suisse First Boston rendered to our board of directors on December 20, 2005, which opinion was subsequently confirmed by delivery of a written opinion dated December 20, 2005, that, as of December 20, 2005 and based upon and subject to the considerations described in its opinion, the $10.00 per share in cash consideration to be received by the holders of Micromuse common stock in the merger was fair, from a financial point of view, to such stockholders; a copy of the full text of the Credit Suisse First Boston opinion is attached to this proxy statement as Annex B; you are urged to read the opinion carefully and in its entirety for a description of, among other things, the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Credit Suisse First Boston in rendering its opinion;

•	the value of the consideration to be received by our stockholders and the fact that the consideration would be paid in cash, which provides certainty and immediate value to our stockholders;

•	the fact that the merger is not subject to any financing condition;

•	the possible alternatives to the merger (including the possibility of continuing to operate the Company as an independent entity and the perceived risks of that alternative), the range of potential benefits to our stockholders of the possible alternatives and the timing and the likelihood of accomplishing the goals of such alternatives, and our board of directors’ assessment that none of these alternatives were reasonably likely to present superior opportunities for the Company or to create greater value for our stockholders taking into account risks of execution as well as business, competitive, industry, and market risks, than the merger;

•	the likelihood that the proposed acquisition would be completed, in light of the financial capabilities of, and our prior dealings with, IBM as well as its reputation; and

•	the environment and trends in the software solutions for business and service assurance industry, including industry consolidation and pricing trends.

In the course of its deliberations, our board of directors also considered a variety of risks and other potentially negative factors, including the following:

•	the fact that we will no longer exist as an independent public company and our stockholders will forgo any future increase in our value that might result from our possible growth;

•	the risks and contingencies related to the announcement and pendency of the merger, including the impact of the merger on our customers, employees, suppliers, and our relationships with other third parties, including the potential negative reaction of these parties to the fact that we would be merging with IBM;

•	the conditions to IBM’s obligation to complete the merger and the right of IBM to terminate the merger agreement in certain circumstances, including for breaches by us of our representations, warranties, covenants and agreements in the merger agreement;

•	the risk that the merger might not receive necessary regulatory approvals and clearances to complete the merger or that governmental authorities could attempt to condition the merger on one or more of the parties’ compliance with certain burdensome terms or conditions;

•	the fact that under the terms of the merger agreement, we cannot solicit other acquisition proposals and must pay to IBM a termination fee of $16.4 million if the merger agreement is terminated under certain circumstances, which, in addition to being costly, might have the effect of discouraging other parties from proposing an alternative transaction that might be more advantageous to our stockholders than the merger;

•	the fact that the income realized by stockholders as a result of the merger generally will be taxable to our stockholders;

•	the interests that certain directors, executive officers and key employees of the Company may have with respect to the merger, in addition to their interests as stockholders of the Company generally, as described in “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger”; and

•

the fact that, pursuant to the merger agreement, we must generally conduct our business in the ordinary course and we are subject to a variety of other restrictions on the conduct of our business prior to closing of the merger or termination of the merger agreement, which may delay or prevent us from pursuing business opportunities that may arise or preclude actions that would be advisable if we were to remain an independent company.

Our board of directors did not assign any particular weight or rank to any of the positive or potentially negative factors or risks discussed in this section, and our board of directors carefully considered all of these factors as a whole in reaching its determination and recommendation.

Opinion of Micromuse’s Financial Advisor

We retained Credit Suisse First Boston to act as our exclusive financial advisor in connection with the proposed merger. In connection with Credit Suisse First Boston’s engagement, we requested that Credit Suisse First Boston evaluate the fairness, from a financial point of view, to the holders of our common stock of the merger consideration to be received by the holders of our common stock in the merger. On December 19, 2005, during a meeting of our board of directors, Credit Suisse First Boston reviewed with our board of directors certain financial analyses, as described below. On December 20, 2005, during a meeting of our board of directors, Credit Suisse First Boston reviewed with our board of directors certain implied transaction statistics and rendered its oral opinion to our board of directors, which opinion was subsequently confirmed by delivery of a written opinion dated December 20, 2005, that, as of that date and based on and subject to the considerations described in the Credit Suisse First Boston opinion, the merger consideration to be received by the holders of our common stock in the merger was fair, from a financial point of view, to the holders of our common stock. See “The Merger – Opinion of Micromuse’s Financial Advisor.”

The full text of the Credit Suisse First Boston opinion, which sets forth, among other things, the procedures followed, assumptions made, matters considered, and limitations on the scope of the review undertaken by Credit Suisse First Boston in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated by reference in its entirety. Holders of our common stock are urged to, and should, read this opinion carefully and in its entirety. The Credit Suisse First Boston opinion addresses only the fairness, from a financial point of view, to the holders of our common stock of the merger consideration to be received by the holders of our common stock in the merger as of the date of the Credit Suisse First Boston opinion. The Credit Suisse First Boston opinion does not address any other aspect of the proposed merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the merger or any other matter relating to the merger. The summary of the Credit Suisse First Boston opinion in this proxy statement is qualified in its entirety by reference to the full text of the Credit Suisse First Boston opinion.

In connection with its opinion, Credit Suisse First Boston, among other things,

•	reviewed the merger agreement and certain related documents;

•	reviewed certain publicly available business and financial information relating to Micromuse;

•	reviewed certain other information relating to Micromuse, including financial forecasts, provided to or discussed with Credit Suisse First Boston by Micromuse, and met with the management of Micromuse to discuss the business and prospects of Micromuse;

•	considered certain financial and stock market data of Micromuse, and compared that data with similar data for other publicly held companies in businesses Credit Suisse First Boston deemed similar to Micromuse;

•	considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have recently been effected or announced; and

•	considered such other information, financial studies, analyses and investigations, and financial, economic, and market criteria which Credit Suisse First Boston deemed relevant.

In connection with its review, Credit Suisse First Boston did not assume any responsibility for independent verification of any of the foregoing information and relied on such information being complete and accurate in all material respects. With respect to the financial forecasts for Micromuse that Credit Suisse First Boston reviewed, Micromuse management advised Credit Suisse First Boston, and Credit Suisse First Boston assumed, that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of Micromuse management as to the future financial performance of Micromuse. Credit Suisse First Boston also assumed, with our consent, that in the course of obtaining any necessary regulatory or third party approvals and consents for the merger, no modification, delay, limitation, restriction, or condition would be imposed that would have an adverse effect on Micromuse or the contemplated benefits of the merger and that the merger would be consummated in accordance with the terms of the merger agreement, without waiver, modification, or amendment of any material term, condition, or agreement therein. In addition, Credit Suisse First Boston was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Micromuse and Credit Suisse First Boston was not furnished with any such evaluations or appraisals. The Credit Suisse First Boston opinion addressed only the fairness, from a financial point of view, to the holders of our common stock of the merger consideration to be received by such stockholders in the merger, and does not address any other aspect or implication of the merger or any other agreement, arrangement, or understanding entered into in connection with the merger or otherwise. The Credit Suisse First Boston opinion was necessarily based upon information made available to Credit Suisse First Boston as of the date of its opinion and upon financial, economic, market, and other conditions as they existed and could be evaluated on the date of its opinion. The Credit Suisse First Boston opinion did not address the relative merits of the merger as compared to other business strategies that might be available to Micromuse, nor did it address the underlying business decision of Micromuse to proceed with the merger.

In preparing its opinion to our board, Credit Suisse First Boston performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Credit Suisse First Boston made qualitative judgments with respect to the analyses and factors that it considered. Credit Suisse First Boston arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Credit Suisse First Boston believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In its analyses, Credit Suisse First Boston considered industry performance, general business, economic, market, and financial conditions and other matters, many of which are beyond our control. No company, transaction, or business used by Credit Suisse First Boston in its analyses as a comparison is identical to Micromuse or the proposed merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in the analyses performed by Credit Suisse First Boston and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, the analyses performed by Credit Suisse First Boston are inherently subject to substantial uncertainty.

The opinion of Credit Suisse First Boston and its financial analyses were only one of many factors considered by our board in its evaluation of the proposed merger and should not be viewed as determinative of the views of our board or management with respect to the merger or the merger consideration.

The following is a summary of the material financial analyses performed by Credit Suisse First Boston in connection with the preparation of its opinion and reviewed with our board of directors at a meeting of our board of directors on December 19, 2005. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Credit Suisse First Boston, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Credit Suisse First Boston.

Selected Companies Analysis

Using publicly available information, Credit Suisse First Boston reviewed certain financial information of the following 11 software companies in the performance and availability management sector of the network management software industry:

•	Computer Associates International, Inc.

•	BMC Software, Inc.

•	Mercury Interactive Corporation

•	Quest Software, Inc.

•	NetIQ Corporation

•	Altiris, Inc.

•	Ulticom, Inc.

•	Embarcadero Technologies, Inc.

•	OPNET Technologies, Inc.

•	NetScout Systems, Inc.

•	Infovista S.A.

Such information included, among other things, observed trading multiples of (i) fully-diluted aggregate value (calculated as fully-diluted equity value plus net debt) as a multiple of calendar year 2006 estimated net operating profits after tax (NOPAT) and (ii) price per share as a multiple of calendar year 2006 estimated earnings per share. Financial data for the selected publicly held companies was based on publicly available information and research analyst estimates. All multiples were based on closing stock prices on December 16, 2005. From the observed trading multiples for the selected companies, Credit Suisse First Boston derived (i) a reference range of multiples of fully-diluted aggregate value to estimated NOPAT for calendar year 2006 of 18.0x to 23.0x and (ii) a reference range of multiples of price per share to estimated earnings per share for calendar year 2006 of 20.0x to 26.0x. Credit Suisse First Boston then used these derived reference ranges of multiples to calculate ranges of implied prices per share of our common stock using two different sets of estimates for the NOPAT and earnings per share of Micromuse for calendar year 2006 – publicly available research analyst estimates, or the Street Case and Micromuse management’s estimates, or the Management Case. The following table summarizes the ranges of prices per share of our common stock that were implied by this analysis:

	Reference Multiple Range	Implied Price per Micromuse Share
Prices Implied using Management Case Estimates
Fully-Diluted Aggregate Value as a multiple of estimated CY2006 NOPAT	18.0x – 23.0x	$7.64 – $9.05
Price Per Share as a multiple of estimated CY2006 Earnings Per Share	20.0x – 26.0x	$7.12 – $9.26
Prices Implied using Street Case Estimates
Fully-Diluted Aggregate Value as a multiple of estimated CY2006 NOPAT	18.0x – 23.0x	$6.90 – $8.17
Price Per Share as a multiple of estimated CY2006 Earnings Per Share	20.0x – 26.0x	$6.56 – $8.53

You should be aware that no company used as a comparison in the selected companies analysis is identical to us. In addition, mathematical analysis, such as determining the mean or the median, is not in itself a meaningful method of using selected company or market trading data.

Selected Acquisitions Analysis

Using publicly available information, Credit Suisse First Boston reviewed several financial metrics from the following 31 selected precedent transactions in the software industry since 2000:

Acquiror	Target
• Fluke Electronics Corporation	• Visual Networks, Inc.

• Silver Lake Partners	• SERENA Software, Inc.

• Golden Gate Capital	• Geac Computer Corporation Limited

• Autonomy Corporation plc	• Verity, Inc.

• EMC Corporation	• Captiva Software Corporation

• Symantec Corporation	• BindView Development Corporation

• Hewlett-Packard Company	• Peregrine Systems, Inc.

• Sybase, Inc.	• Extended Systems Incorporated

• Concerto Software, Inc.	• Aspect Communications Corporation

• Computer Associates International, Inc.	• Niku Corporation

• Computer Associates International, Inc.	• Concord Communications, Inc.

• Concord Communications, Inc.	• Aprisma Management Technologies, Inc.

• EMC Corporation	• System Management ARTS Incorporated

• Providence Equity Partners Inc. and Warburg Pincus LLC	• Telcordia Technologies, Inc.

• WatchMark Comnitel	• Metrica Service Assurance group of ADC Telecommunications Inc.

• Tektronix, Inc.	• Inet Technologies, Inc.

• Texas Pacific Group and Silver Lake Partners	• Sniffer Technologies division of Network Associates, Inc.

• Hewlett-Packard Company	• Novadigm, Inc.

• Amdocs Limited	• XACCT Technologies Ltd.

• EMC Corporation	• VMware, Inc.

• Altiris, Inc.	• Wise Solutions, Inc.

• Symantec Corporation	• ON Technology Corporation

• Symantec Corporation	• PowerQuest Corporation

• Veritas Software Corporation	• Precise Software Solutions Ltd.

• BMC Software, Inc.	• Remedy business of Peregrine Systems, Inc.

• Micromuse Inc.	• RiverSoft

• Openwave Systems Inc.	• SignalSoft Corporation

• Mercury Interactive Corporation	• Freshwater Software, Inc.

• Agilent Technologies, Inc.	• Objective Systems Integrators, Inc.

• Spirent plc	• Hekimian Laboratories, Inc.

• Visual Networks, Inc.	• Avesta Technologies Inc.

For those selected precedent transactions for which sufficient financial information was publicly available, Credit Suisse First Boston calculated, among other things, the fully-diluted aggregate value (calculated as fully-diluted equity value plus net debt) of the target company as a multiple of the target company’s estimated next twelve months (NTM) revenue. Multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. From the observed multiples for the selected transactions, Credit Suisse First Boston derived a reference range of multiples of fully-diluted aggregate value to estimated NTM revenue of 2.5x to 3.5x. Credit Suisse First Boston then used these derived reference ranges of multiples to calculate ranges of implied prices per share of our common stock using the Street Case estimates and the Management Case estimates. The following table summarizes the ranges of prices per share of our common stock that were implied by this analysis:

	Reference Multiple Range	Implied Price Per Micromuse Share
Prices Implied using Management Case Estimates
Fully-Diluted Aggregate Value as a multiple of estimated NTM revenue	2.5x – 3.5x	$8.08 – $10.26
Prices Implied using Street Case Estimates
Fully-Diluted Aggregate Value as a multiple of estimated NTM revenue	2.5x – 3.5x	$7.74 – $9.80

No company or transaction utilized as a comparison in this analysis is identical to Micromuse or the contemplated merger. Mathematical analysis, such as determining the mean or the median, is not in itself a meaningful method of using selected market trading data.

Discounted Cash Flow Analysis

Credit Suisse First Boston calculated the estimated present value of the standalone, unlevered, after-tax free cash flows that Micromuse could generate over calendar years 2006 through 2010, based on internal estimates of Micromuse management. Credit Suisse First Boston then calculated a range of estimated terminal values for Micromuse by multiplying the calendar year 2011 estimated NOPAT of Micromuse by selected terminal NOPAT multiples ranging from 16.0x to 20.0x. The estimated after-tax free cash flows and terminal values were then discounted to the present value using discount rates ranging from 17% to 19%. This analysis indicated the following range of implied prices per share of our common stock:

Implied Price Per Micromuse Share	$8.42 – $9.95

Other Factors

In rendering its opinion, Credit Suisse First Boston also reviewed other factors, including:

•	historical trading prices and trading volumes of our common stock;

•	publicly available research analysts’ price targets and financial projections for Micromuse;

•	trading statistics of selected companies in the software industry with revenues between $200 million and $500 million;

•	financial metrics of selected software industry transactions with transaction values greater than $100 million since January 1, 2004; and

•	the average premiums to one day share price paid in (i) all-cash acquisitions of selected technology companies with transaction values greater than $50 million since January 1, 2003 and (ii) all-cash acquisitions of selected software companies with transaction values greater than $50 million since January 1, 2003.

Miscellaneous

Micromuse selected Credit Suisse First Boston based on Credit Suisse First Boston’s qualifications, expertise, and reputation, and its familiarity with Micromuse and its business. Credit Suisse First Boston is an internationally recognized investment banking and advisory firm. Credit Suisse First Boston, as part of its investment banking business, is continuously engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes.

Pursuant to an engagement letter dated as of May 10, 2005, Micromuse engaged Credit Suisse First Boston to provide financial advisory services to the Micromuse board of directors in connection with the merger, including, among other things, rendering its opinion. Pursuant to the terms of the engagement letter, Credit Suisse First Boston will receive a fee for its services, a significant portion of which is contingent upon the consummation of the merger. Credit Suisse First Boston will also receive a fee for rendering its opinion. In addition, Micromuse has agreed to indemnify Credit Suisse First Boston and certain related persons against certain liabilities and expenses arising out of or in conjunction with its rendering of services under its engagement, including liabilities arising under the federal securities laws.

Interests of Micromuse’s Executive Officers and Directors in the Merger

When considering the recommendation of our board of directors, you should be aware that non-employee members of our board of directors and executive officers have interests in the merger other than their interests as Micromuse stockholders generally, pursuant to certain agreements between such directors and executive officers with IBM. These interests may be different from, or in conflict with, your interests as Micromuse stockholders. The non-employee members of our board of directors were aware of these additional interests, and considered them, when they approved the merger agreement.

Acceleration of Options for Non-Employee Board Members. Pursuant to the terms of the merger agreement, immediately prior to the effective time of the merger, each outstanding and unexercised Micromuse stock option held by a non-employee member of our board of directors will become fully vested and exercisable. This means that each non-employee member of our board of directors will not have any unvested stock options that would convert into options to purchase IBM common stock as a result of the merger. Instead, such members of our board of directors will receive, for each share of common stock underlying his or her stock options, an amount in cash equal to $10.00 less the exercise price of such stock options and applicable withholding tax. The non-employee members of our board of directors hold, in the aggregate, unvested options with respect to 106,529 shares of Micromuse common stock. The aggregate cash payment attributable to the unvested options held by the non-employee members of our board of directors that will be accelerated in connection with the merger and paid out at closing, will be approximately $399,937, assuming all such options remain outstanding at the closing of the merger.

Future Employment Arrangements with IBM. In connection with the execution of the merger agreement, Micromuse’s chairman of the board of directors (Mr. Carney), executive officers (specifically, Messrs. Halifax, Oberoi and Ms. O’Donnell) and two of our key employees who are not executive officers (specifically, Messrs Farrell and To) have entered into new agreements with IBM, which will be effective as of, and subject to, the closing of the merger. Pursuant to these new agreements, each of Mr. Carney, Mr. Halifax, Mr. Farrell, Ms. O’Donnell, Mr. Oberoi, and Mr. To will become an employee of IBM upon the closing of the merger. These new agreements will supersede the existing employment agreements that each of these individuals currently has with Micromuse.

Pursuant to Mr. Carney’s new agreement with IBM, his annualized base salary will be $800,000 (which is the amount of his former Micromuse annual base salary and target cash incentive bonus). This employment arrangement with IBM is scheduled to end on December 31, 2006. If Mr. Carney remains an employee of IBM through December 31, 2006, and certain milestone targets are met, then IBM will provide Mr. Carney with a severance/transition payment of $3,000,000 within 30 days following the end of calendar year 2006. If Mr. Carney remains an employee of IBM through the first six months of his IBM employment from the date of the closing, IBM will pay him 60% of such severance/transition payment at that time, with the remaining 40% to be paid after December 31, 2006, provided the necessary milestones are achieved. If Mr. Carney’s employment is terminated by IBM without cause or if he dies or becomes disabled at any time prior to December 31, 2006, the severance/transition payment will be paid to him in full as soon as practicable following, but in no event later than, 30 days following his departure, death or disability. Additionally, immediately prior to the effective time of the merger, 75% of Mr. Carney’s unvested stock options to acquire Micromuse common stock will accelerate and be fully vested and cashed out in accordance with the option cashout provisions of the merger agreement. The remaining 25% of his unvested options will be converted into options to acquire IBM common stock in accordance with the option rollover provisions of the merger agreement. If Mr. Carney is still an employee of IBM on December 31, 2006, or if his employment is terminated by IBM without cause or by reason of his death or disability prior to December 31, 2006, any unexercised options to acquire IBM common stock will become fully vested on December 31, 2006, or upon such earlier termination of his employment for such reasons.

Pursuant to Mr. Halifax’s new agreement with IBM, his gross annualized base salary will be $412,000 (which is the amount of his former Micromuse annual base salary and target cash incentive bonus), and his IBM employment is scheduled to end on the six-month anniversary of the closing. If Mr. Halifax remains an employee of IBM through the six-month anniversary of the closing, and certain milestone targets are met, then IBM will provide Mr. Halifax a severance/transition payment of $913,000 within 30 days following such date. If Mr. Halifax remains an IBM employee through the first 90 days of his IBM employment from the date of the closing, IBM will pay Mr. Halifax $413,000 of his severance/transition payment at that time, with the remaining $500,000 to be to be paid at the end of the six-month anniversary of the closing, provided the necessary milestones are achieved. The milestones apply to only $500,000 of such severance/transition payment. If Mr. Halifax’s employment is terminated by IBM without cause or if he dies or becomes disabled at any time prior to the six-month anniversary of the closing, the severance/transition payment will be paid to him in full as soon as practicable following, but in no event later than, 30 days following his departure, death or disability. Additionally, upon the closing of the merger, 75% of Mr. Halifax’s options to acquire Micromuse common stock that were unvested immediately prior to the closing will accelerate and be fully vested and cashed out in accordance with the option cashout provisions of the merger agreement. The remaining 25% of his unvested options will be converted into options to acquire IBM common stock in accordance with the option rollover provisions of the merger agreement. If Mr. Halifax is still an employee of IBM six months after the closing of the merger, or if his employment is terminated by IBM without cause or by reason of his death or disability prior to such date, any unexercised options to acquire IBM common stock will become fully vested at that time, or upon such earlier termination of his employment for such reasons.

Pursuant to Ms. O’Donnell’s new agreement with IBM, her gross annualized base salary will be $280,000 (which is the amount of her former Micromuse annual base salary and target cash incentive bonus), and her IBM employment is scheduled to end on December 31, 2006. If Ms. O’Donnell remains an employee of IBM through December 31, 2006, and certain relevant milestone targets are met, then IBM will provide Ms. O’Donnell with a severance/transition payment of $850,000 within 30 days following the end of calendar year 2006. If Ms. O’Donnell remains an employee of IBM through the first six months of her IBM employment from the date of the closing, IBM will pay Ms. O’Donnell 60% of her severance/transition payment at that time, with the remaining 40% to be paid after December 31, 2006, provided necessary milestones are achieved. If Ms. O’Donnell’s employment is terminated by IBM without cause or if she dies or becomes disabled at any time prior to December 31, 2006, the severance/transition payment will be paid to her in full as soon as practicable following, but in no event later than, 30 days following her departure, death or disability. Additionally, immediately prior to the effective time of the merger, 75% of Ms. O’Donnell’s unvested stock options to acquire Micromuse common stock will accelerate and be fully vested and cashed out in accordance with the option cashout provisions of the merger agreement. The remaining 25% of her unvested options will be converted into options to acquire IBM common stock in accordance with the option rollover provisions of the merger agreement. If Ms. O’Donnell is still an employee of IBM on December 31, 2006, or if her employment is terminated by IBM without cause or by reason of her death or disability prior to December 31, 2006, any unexercised options to acquire IBM common stock will become fully vested on December 31, 2006, or upon such earlier termination of her employment for such reasons.

Pursuant to Mr. Oberoi’s new agreement with IBM, his gross annualized base salary will be $300,000 and his annualized target incentive bonus will be $250,000, subject to certain terms and conditions. In addition, Mr. Oberoi will be paid a bonus of $550,000 upon the following events: if Mr. Oberoi remains an employee of IBM through the first six months of his IBM employment from the date of the closing, IBM will pay him $275,000 at that time; and if he remains an employee of IBM through the first twelve months of his IBM employment from the date of the closing, IBM will pay him an additional $275,000 at that time. Mr. Oberoi is also eligible to participate in and receive payments under a milestone achievement program, pursuant to which he will be eligible to receive payments of up to $2,000,000, provided that Mr. Oberoi remains an IBM employee for a specified period and certain milestone targets are met. Additionally, immediately prior to the effective time of the merger, 75% of Mr. Oberoi’s unvested stock options to acquire Micromuse common stock will accelerate and be fully vested and cashed out in accordance with the option cashout provisions of the merger agreement. The remaining 25% of his unvested options will be converted into options to acquire IBM common stock in accordance with the option rollover provisions of the merger agreement.

The aggregate cash payment attributable to the unvested options held by our executive officers that will be accelerated in connection with the merger and paid out at closing, will be approximately $4,074,722, assuming all such options remain outstanding at the closing of the merger.

Pursuant to Mr. Farrell’s new agreement with IBM, his gross annualized base salary will be $230,000 and his annualized target incentive bonus will be $92,000, subject to certain terms and conditions. Mr. Farrell will also be eligible to participate in and receive payments under a milestone achievement program, pursuant to which he will be eligible to receive payments of up to $2,000,000, provided that he remains an IBM employee for a specified period and certain milestone targets are met. Additionally, immediately prior to the effective time of the merger, 75% of Mr. Farrell’s unvested stock options to acquire Micromuse common stock will accelerate and be fully vested and cashed out in accordance with the option cashout provisions of the merger agreement. The remaining 25% of his unvested options will be converted into options to acquire IBM common stock in accordance with the option rollover provisions of the merger agreement.

Pursuant to Mr. To’s new agreement with IBM, his gross annualized base salary will be $230,000 and his annualized target incentive bonus will be $92,000. The payment of this annual target incentive is subject to certain terms and conditions. Mr. To is also eligible to participate in and receive payments under a milestone achievement program, pursuant to which he will be eligible to receive up to $2,000,000, provided that he remains an IBM employee for a specified period and certain milestone targets are met. Upon the closing of the merger, 50% of Mr. To’s options to acquire Micromuse common stock that were unvested immediately prior to the closing will accelerate and be fully vested and cashed out in accordance with the option cashout provisions of the merger agreement. The remaining 50% of his unvested options will be converted into options to acquire IBM common stock in accordance with the option rollover provisions of the merger agreement.

Payment of Annual Bonus to Ian Halifax. The Compensation Committee of Micromuse’s board of directors has approved the early payment of Ian Halifax’s quarterly bonus of $34,375 in December 2005 to offset the tax effect of the payments to be received by Mr. Halifax in connection with the merger with IBM. Mr. Halifax’s bonus would ordinarily be paid after the end of our first fiscal quarter in early 2006. In approving the early payment of this bonus, the Compensation Committee took note of the fact that the amount of Mr. Halifax’s bonus was fixed and guaranteed for the first year of his employment pursuant to the terms of his employment agreement with the Company.

Payment of Bonuses to Employees. We have also agreed with IBM that, prior to the closing of the merger, each of our employees who participates in our bonus programs (including the executive officers) may continue to receive his or her payments of bonus in the ordinary course of business consistent with past practice.

Indemnification and Insurance. The merger agreement provides that all rights of indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger (and rights for advancement of expenses) existing in favor of our and our subsidiaries’ current and former directors or officers as provided in their respective certificates of incorporation or bylaws or other comparable organizational documents and any of our existing indemnification or other agreements in effect as of the date of the merger agreement will be assumed by the surviving corporation in the merger, and will continue in full force and effect in accordance with their terms. IBM has agreed to cause the surviving corporation to comply with and honor those obligations. The merger agreement further provides that for six years after the effective time of the merger, IBM will maintain directors’ and officers’ liability insurance for acts or omissions occurring prior to the effective time of the merger covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policies, on terms with respect to coverage and amounts no less favorable than those in effect on the date of the merger agreement. IBM’s obligation to provide this insurance coverage is subject to a cap of 300% of the current annual premium paid by us for our existing insurance coverage. If IBM cannot maintain the existing or equivalent insurance coverage without exceeding the 300% cap, IBM is required to maintain as much insurance coverage as can be obtained by paying annual premiums that in the aggregate do not exceed the 300% cap.

Certain Legal Proceedings

On December 21, 2005, members of our board of directors were named as defendants in a purported stockholder class action complaint filed in the Superior Court of the State of California, County of San Francisco. The complaint, captioned Golovchenko v. Carney, et. al., No. CGC-05-447906, generally alleges that our directors and officers breached fiduciary duties owed to our stockholders in connection with the merger. The complaint seeks, among other things, declaratory and injunctive relief and damages in an unspecified amount. We believe that the claims are without merit and intend to vigorously defend the lawsuit.

On December 22, 2005, the Company and members of our board of directors were named as defendants in a purported stockholder class action complaint filed in the Superior Court of the State of California, County of San Francisco. The complaint, captioned Ober v. Micromuse, Inc., et. al., No. CGC-05-447944, generally alleges that our directors and officers breached fiduciary duties owed to our stockholders in connection with the merger. The complaint seeks, among other things, declaratory and injunctive relief and damages in an unspecified amount. We believe that the claims are without merit and intend to vigorously defend the lawsuit.

Appraisal Rights

The discussion of the provisions set forth below is not a complete summary regarding your appraisal rights under Delaware law and is qualified in its entirety by reference to the text of the relevant provisions of Delaware law, which are attached to this proxy statement as Annex C. Stockholders intending to exercise appraisal rights should carefully review Annex C. Failure to follow precisely any of the statutory procedures set forth in Annex C may result in a termination or waiver of these rights.

If the merger is consummated, dissenting holders of our common stock who follow the procedures specified in Section 262 of the Delaware General Corporate Law within the appropriate time periods will be entitled to have their shares of our common stock appraised by a court and to receive the “fair value” of such shares in cash as determined by the Delaware Court of Chancery in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the merger agreement.

The following is a brief summary of Section 262, which sets forth the procedures for dissenting from the merger and demanding statutory appraisal rights. Failure to follow the procedures set forth in Section 262 precisely could result in the loss of appraisal rights. This proxy statement constitutes notice to holders of our common stock concerning the availability of appraisal rights under Section 262. A stockholder of record wishing to assert appraisal rights must hold the shares of stock on the date of making a demand for appraisal rights with respect to such shares and must continuously hold such shares through the effective time of the merger.

Stockholders who desire to exercise their appraisal rights must satisfy all of the conditions of Section 262. A written demand for appraisal of shares must be filed with us before the special meeting on February 13, 2005. This written demand for appraisal of shares must be in addition to and separate from a vote against, or an abstention from voting on, the merger. Stockholders electing to exercise their appraisal rights must not vote “for” the merger. Any proxy or vote against the merger will not constitute a demand for appraisal (or waiver thereof) within the meaning of Section 262, nor will it be deemed to satisfy any notice requirements under Delaware law.

A demand for appraisal must be executed by or for the stockholder of record, fully and correctly, as such stockholder’s name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in our common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owner may have.

A Micromuse stockholder who elects to exercise appraisal rights should mail, or deliver his her or its written demand to us at our address at 650 Townsend Street, Suite 475, San Francisco, CA 94103, Attention: Secretary. The written demand for appraisal should specify the stockholder’s name and mailing address, and that the stockholder is thereby demanding appraisal of his, her or its Micromuse common stock. Within 10 days after the effective time of the merger, we must provide notice of the effective time of the merger to all of our stockholders who have complied with Section 262 and have not voted for the merger.

Within 120 days after the effective time of the merger (but not thereafter), any stockholder who has satisfied the requirements of Section 262 may deliver to us a written demand for a statement listing the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. We, as the surviving corporation in the merger, must mail such written statement to the stockholder no later than the later of 10 days after the stockholders’ request is received by us or 10 days after the latest date for delivery of a demand for appraisal under Section 262, whichever is later.

Within 120 days after the effective time of the merger (but not thereafter), either we or any stockholder who has complied with the required conditions of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the Micromuse shares of stockholders entitled to appraisal rights. We have no present intention to file such a petition if demand for appraisal is made.

If a petition for appraisal is duly filed by a stockholder in accordance with Section 262 and a copy of the petition is delivered to us, we will be obligated, within 20 days after receiving service of a copy of the petition, to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by us. If we file a petition, the petition must be accompanied by the verified list. The Register in Chancery, if so ordered by the court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to us and to the stockholders shown on the list at the addresses therein stated, and notice will also be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the court deems advisable. The forms of the notices by mail and by publication must be approved by the court, and we will bear the costs thereof. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their shares (and who hold stock represented by certificates) to submit their stock certificates to the Register in Chancery for notation of the pendency of the appraisal proceedings and the Delaware Court of Chancery may dismiss the proceedings as to any stockholder that fails to comply with such direction.

If a petition for an appraisal is filed in a timely fashion, after a hearing on the petition, the court will determine which stockholders are entitled to appraisal rights and will appraise the shares owned by these stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value.

Micromuse stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 could be more, the same or less than the consideration they would receive pursuant to the merger agreement if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by the court and taxed against the parties as the court deems equitable under the circumstances. Upon application of a dissenting stockholder, the court may order that all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of a determination or assessment, each party bears his, her, or its own expenses. The exchange of shares for cash pursuant to the exercise of appraisal rights will be a taxable transaction for United States federal income tax purposes and possibly state, local, and foreign income tax purposes as well. See “The Merger – Material United States Federal Income Tax Consequences of the Merger.”

Any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after the effective time of the merger, be entitled to vote for any purpose the shares subject to demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to stockholders of record at a date prior to the effective time of the merger.

At any time within 60 days after the effective time of the merger, any stockholder will have the right to withdraw his, her or its demand for appraisal and to accept the terms offered in the merger agreement. After this period, a stockholder may withdraw his, her, or its demand for appraisal and receive payment for his, her, or its shares as provided in the merger agreement only with our consent. If no petition for appraisal is filed with the court within 120 days after the effective time of the merger, stockholders’ rights to appraisal (if available) will cease. Inasmuch as we have no obligation to file such a petition, any stockholder who desires a petition to be filed is advised to file it on a timely basis. No petition timely filed in the court demanding appraisal may be dismissed as to any stockholder without the approval of the court, which approval may be conditioned upon such terms as the court deems just.

Failure by any Micromuse stockholder to comply fully with the procedures described above and set forth in Annex C to this proxy statement may result in termination of such stockholder’s appraisal rights.

Accounting Treatment

The merger will be accounted for as a “purchase transaction” for financial accounting purposes.

Form of the Merger

Subject to the terms and conditions of the merger agreement and in accordance with Delaware law, at the effective time of the merger, Rooster Acquisition Corp., a Delaware corporation, a wholly-owned subsidiary of IBM and a party to the merger agreement, will merge with and into us. We will survive the merger as a wholly-owned Delaware subsidiary of IBM.

Merger Consideration

At the effective time of the merger, each outstanding share of our common stock, other than treasury shares, shares held by IBM or merger sub, and shares held by stockholders who perfect their appraisal rights (as described in “The Merger – Appraisal Rights”), will be converted into the right to receive $10.00 in cash, without interest and less any applicable withholding tax. Treasury shares and shares held by IBM or merger sub will be automatically canceled at the effective time of the merger.

As of the effective time of the merger, all shares of our common stock will no longer be outstanding and will automatically be canceled and will cease to exist, and each holder of a certificate representing any shares of our common stock (other than stockholders who have perfected their appraisal rights) will cease to have any rights as a stockholder, except the right to receive $10.00 per share in cash, without interest and less applicable withholding tax. The price of $10.00 per share was determined through arm’s-length negotiations between IBM and us.

Treatment of Micromuse Stock Options and Other Equity Awards

Stock options. At the effective time of the merger, each outstanding Micromuse stock option that is vested and unexercised will be canceled. The holder of a canceled option will receive an amount in cash equal to $10.00 less the exercise price of such stock option and applicable withholding tax in respect of each share of our common stock underlying such stock option. The merger agreement provides that, immediately prior to the effective time of the merger, each outstanding unexercised stock option held by any non-employee member of our board of directors will become fully vested.

Also at the effective time of the merger, each outstanding Micromuse stock option that is unvested will be converted into an option to purchase a number of shares of IBM’s common stock determined by multiplying the number of shares of Micromuse common stock subject to such unvested stock option by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger, other than unvested options held by our non-employee directors and a portion of the unvested options held by our executive officers and certain of our key employees, which will be accelerated. See “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

The per share exercise price for the newly issued stock options will be equal to the per share exercise price for the shares of Micromuse common stock that could have been purchased prior to the effective time of the merger divided by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger.

The merger agreement requires that we take such actions with respect to our 1998 Employee Stock Purchase Plan as are necessary to provide that:

•	participation in the plan will be limited to those employees who were participants on the date of the merger agreement;

•	such participants may not increase their payroll deduction elections or purchase elections;

•	each purchase right outstanding under the plan immediately before the effective time of the merger will be canceled by refunding the payroll deductions of each participant;

•	there will not be any additional accumulation periods commencing following the date of the merger agreement; and

•	the plan will be suspended following the close of the current accumulation period and will terminate effective upon the last business day before the effective time of the merger.

Employee stock purchase plan. Each purchase right under Micromuse’s Employee Stock Purchase Plan, or the ESPP, outstanding immediately before the effective time of the merger shall be canceled by refunding the payroll deductions of each then current participant in the ESPP for the then Accumulation Period (as defined in the ESPP) period in effect under the ESPP, and there shall not be any additional Accumulation Periods commencing following the date of the merger agreement under the ESPP. The ESPP shall be suspended following the close of the current ESPP offering period effective February 10, 2006, and shall terminate, effective on the last business day before the effective time of the merger.

Effective Time of the Merger

The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed upon by IBM and us and specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable on or after the closing date, which will not be later than the first business day after satisfaction or waiver of the conditions to the closing of the merger described in the merger agreement. We currently anticipate that the merger will be completed in the first quarter of calendar year 2006; however, because the merger is subject to regulatory approvals and other closing conditions, we cannot predict the exact timing.

Delisting and Deregistration of Micromuse’s Common Stock

If the merger is completed, all outstanding shares of our common stock will be exchanged for the cash consideration described in Proposal No. 1 and the Company will become a wholly owned subsidiary of IBM. As a result, our common stock will be delisted from and will no longer be traded on The NASDAQ National Market and will be deregistered under the Exchange Act.

In addition, we currently have certain corporate governance standards in place which, pursuant to a settlement agreement that we entered into in September 2005 in connection with a federal derivative action filed against us in March 2004, must remain in effect until at least September 2007. We may terminate or modify these corporate governance standards only if a modification is deemed necessary as a result of a change in law or regulations, or other business necessity, in the good faith business judgment of a unanimous vote of all the independent members of our board of directors. IBM has its own corporate governance standards which apply to it and its subsidiaries. If the merger is completed and, as a result we become a wholly-owned subsidiary of IBM, IBM’s corporate governance standards will apply to us as a subsidiary of IBM rather than our current standards. Our board of directors, including each independent member of our board, has determined in good faith that the termination of our corporate governance measures is a business necessity in order to consummate the merger and they have passed resolutions authorizing the termination of our corporate governance measures immediately prior to the effective time of the merger.

Material United States Federal Income Tax Consequences of the Merger

The following is a summary of certain U.S. federal income tax consequences of the merger to stockholders of Micromuse whose shares of Micromuse common stock are converted into the right to receive cash in the merger. The following summary is based on the Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated thereunder, judicial decisions, and administrative rulings, all of which are subject to change, possibly with retroactive effect. The summary does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to stockholders who are subject to special rules, including: non-U.S. persons, U.S. expatriates, insurance companies, dealers or brokers in securities or currencies, tax-exempt organizations, financial institutions, mutual funds, pass-through entities and investors in such entities, stockholders who hold their shares of Micromuse common stock as a hedge or as part of a hedging, straddle, conversion, synthetic security, integrated investment, or other risk-reduction transaction or who are subject to alternative minimum tax or stockholders who acquired their shares of Micromuse common stock upon the exercise of employee stock options or otherwise as compensation. Further, this discussion does not address any U.S. federal estate and gift or alternative minimum tax consequences or any state, local, or foreign tax consequences relating to the merger.

The Merger. The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local, or foreign income or other tax laws. Generally, for U.S. federal income tax purposes, a stockholder will recognize gain or loss equal to the difference between the amount of cash received by the stockholder in the merger and the stockholder’s adjusted tax basis in the shares of Micromuse common stock converted into cash in the merger. If shares of Micromuse common stock are held by a stockholder as capital assets, gain, or loss recognized by such stockholder will be capital gain or loss, which will be long-term capital gain or loss if the stockholder’s holding period for the shares of Micromuse common stock exceeds one year. Capital gains recognized by an individual upon a disposition of a share of Micromuse that has been held for more than one year generally will be subject to a maximum U.S. federal income tax rate of 15% or, in the case of a share that has been held for one year or less, will be subject to tax at ordinary income tax rates. In addition, there are limits on the deductibility of capital losses. The amount and character of gain or loss must be determined separately for each block of Micromuse common stock (i.e., shares acquired at the same cost in a single transaction) converted into cash in the merger.

Backup Withholding. A stockholder (other than certain exempt stockholders, including, among others, all corporations and certain foreign individuals) whose shares of Micromuse common stock are converted into the merger consideration may be subject to backup withholding at the then applicable rate (under current law, the backup withholding rate is 28%) unless the stockholder provides the stockholder’s taxpayer identification number, or TIN, and certifies under penalties of perjury that such TIN is correct (or properly certifies that it is awaiting a TIN) and certifies as to no loss of exemption from backup withholding and otherwise complies with the applicable requirements of the backup withholding rules. A stockholder that does not furnish a required TIN or that does not otherwise establish a basis for an exemption from backup withholding may be subject to a penalty imposed by the Internal Revenue Service, or the IRS. Each stockholder should complete and sign the Substitute Form W-9 included as part of the letter of transmittal that will be sent to stockholders promptly following closing of the merger so as to provide the information and certification necessary to avoid backup withholding. Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder by filing a U.S. federal income tax return.

THE SUMMARY OF U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATION ONLY AND IS BASED ON THE LAW IN EFFECT ON THE DATE HEREOF. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY STATE, LOCAL OR FOREIGN INCOME AND OTHER TAX LAWS) OF THE MERGER.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code.

Regulatory Matters

Under the HSR Act and the rules thereunder, certain transactions, including the merger, may not be completed unless certain waiting period requirements have been satisfied. IBM and we each will file a notification and report form pursuant to the HSR Act with the Antitrust Division of the Department of Justice and the Federal Trade Commission. Even if the waiting period is terminated, the Antitrust Division, the Federal Trade Commission, or others could take action under the antitrust laws with respect to the merger, including seeking to enjoin the closing of the merger, to rescind the merger or to conditionally approve the merger. In addition, we are required to make filings in several foreign jurisdictions with anti-competition authorities with respect to the merger, and in certain circumstances, receive their approval prior to consummation of the merger. There can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.

PROPOSAL NO. 1 – THE MERGER AGREEMENT

The following description summarizes the material provisions of the merger agreement. Stockholders should read carefully the merger agreement, which is attached as Annex A to this proxy statement.

Effective Time

The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware or at such later time as is agreed upon by IBM and us and specified in the certificate of merger. The filing of the certificate of merger will occur as soon as practicable on or after the closing date, which will not be later than the first business day after satisfaction or waiver of the conditions to the closing of the merger described in the merger agreement.

Micromuse Certificate of Incorporation. As of the effective time of the merger, Micromuse’s restated certificate of incorporation, as amended, will be amended and restated to be in the form attached to the merger agreement.

Micromuse Amended and Restated Bylaws. The merger agreement provides that the bylaws of merger sub immediately prior to the effective time of the merger will be the bylaws of the surviving corporation following the merger until changed or amended.

Conversion of Shares; Procedures for Exchange of Certificates

The conversion of our common stock into the right to receive $10.00 per share in cash, without interest and less any applicable withholding tax, will occur automatically at the effective time of the merger. As soon as reasonably practicable after the effective time of the merger, the paying agent designated by IBM and reasonably agreed to by us will send a letter of transmittal to each former Micromuse stockholder. The letter of transmittal will contain instructions for obtaining cash in exchange for shares of our common stock.

Upon surrender of a stock certificate representing shares of our common stock, together with a duly completed and validly executed letter of transmittal, and any other documents that may be reasonably required by the paying agent, the holder of the certificate will be entitled to receive from the paying agent, on behalf of IBM, $10.00 in cash for each share represented by the stock certificate, and that stock certificate will be canceled.

In the event of a transfer of ownership of our common stock that is not registered in our stock transfer books, the merger consideration for shares of our common stock may be paid to a person other than the person in whose name the surrendered certificate is registered if:

•	the certificate is properly endorsed or otherwise is in proper form for transfer, and

•	the person requesting such payment:

•	pays any transfer or other taxes resulting from the payment to a person other than the registered holder of the certificate; or

•	establishes to the surviving corporation in the merger that the tax has been paid or is not applicable.

No interest will be paid or accrue on any cash payable upon the surrender of stock certificates representing shares of our common stock. The cash paid upon conversion of shares of our common stock will be issued in full satisfaction of all rights relating to the shares of our common stock.

Treatment of Micromuse Stock Options and Other Equity Awards

Stock Options. At the effective time of the merger, each outstanding Micromuse stock option that is vested and unexercised will be canceled. The holder of a canceled option will receive an amount in cash equal to $10.00 less the exercise price of such stock option and applicable withholding tax in respect of each share of our common stock underlying such stock option. The merger agreement provides that, immediately prior to the effective time of the merger, each outstanding unexercised stock option held by any non-employee member of our board of directors will become fully vested.

Also at the effective time of the merger, each outstanding Micromuse stock option that is unvested will be converted into an option to purchase a number of shares of IBM’s common stock determined by multiplying the number of shares of Micromuse common stock subject to such unvested stock option by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger, other than unvested options held by our non-employee directors and a portion of the unvested options held by our executive officers and certain of our key employees, which will be accelerated. See “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

The per share exercise price for the newly issued stock options will be equal to the per share exercise price for the shares of Micromuse common stock that could have been purchased prior to the effective time of the merger divided by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger.

The merger agreement requires that we take such actions with respect to our 1998 Employee Stock Purchase Plan as are necessary to provide that:

•	participation in the plan will be limited to those employees who were participants on the date of the merger agreement;

•	such participants may not increase their payroll deduction elections or purchase elections;

•	each purchase right outstanding under the plan immediately before the effective time of the merger will be canceled by refunding the payroll deductions of each participant;

•	there will not be any additional accumulation periods commencing following the date of the merger agreement; and

•	the plan will be suspended following the close of the current accumulation period and will terminate effective upon the last business day before the effective time of the merger.

Employees Stock Purchase Plan. Each purchase right under the ESPP, outstanding immediately before the effective time of the merger shall be canceled by refunding the payroll deductions of each then current participant in the ESPP for the then Accumulation Period (as defined in the ESPP) period in effect under the ESPP, and there shall not be any additional Accumulation Periods commencing following the date of the merger agreement under the ESPP. The ESPP shall be suspended following the close of the current ESPP offering period effective February 10, 2006, and shall terminate, effective on the last business day before the effective time of the merger.

Representations and Warranties

We made a number of representations and warranties to IBM and merger sub relating to, among other things:

•	corporate organization and similar corporate matters;

•	our subsidiaries;

•	our capitalization;

•	authorization, execution, delivery, performance and enforceability of, and required consents, approvals, orders and authorizations of, and notices to, governmental authorities and third parties relating to, the merger agreement and related matters with respect to Micromuse;

•	documents Micromuse has filed with the Securities and Exchange Commission, the accuracy of certain specified financial statements filed since December 31, 2002 and other information contained in documents we filed with the SEC since December 31, 2002, and our compliance with the Sarbanes-Oxley Act of 2002 and other matters with respect to our internal controls and procedures;

•	accuracy of information supplied by Micromuse in connection with this proxy statement;

•	absence of material adverse effects or material write-downs of material assets from September 30, 2005 through the date of the merger agreement;

•	absence of dividends, stock splits, combinations or reclassifications of capital stock, certain employee-related events, changes in financial or tax accounting methods, tax elections or any licensing or other agreement with regard to material intellectual property or rights thereto from September 30, 2005 through the date of the merger agreement;

•	continuation of pricing, sales, receivables and payables production practice in the ordinary course of business consistent with past practice and the absence of promotional sales or discount activity outside the ordinary course of business, in each case since June 30, 2005;

•	certain outstanding, pending, and threatened litigation as of the date of the merger agreement;

•	certain of our contracts;

•	our compliance with applicable laws, judgments, and permits;

•	absence of changes in our benefit plans, employment agreements, and labor relations;

•	environmental matters with respect to Micromuse;

•	matters relating to Micromuse’s benefit plans and agreements and compliance with the Employee Retirement Income Security Act;

•	tax matters with respect to Micromuse;

•	title to our material properties and tangible assets and rights to leasehold interests;

•	our intellectual property;

•	applicability of certain state takeover statutes to Micromuse and our satisfaction of those statutes;

•	the absence of provisions in our certificate of incorporation or bylaws relating to takeover or similar restrictions relating to the merger;

•	the required vote of our stockholders;

•	our engagement of, and payment of fees to, brokers, investment bankers, and financial advisors, and fees payable by us to other advisors in connection with the merger agreement and the merger; and

•	our receipt of a fairness opinion from Credit Suisse First Boston.

IBM and merger sub made a number of representations and warranties in the merger agreement relating to, among other things:

•	their corporate organization and similar corporate matters;

•	authorization, execution, delivery, performance, and enforceability of, and required consents, approvals, orders, and authorizations of, and notices to, governmental authorities and third parties relating to, the merger agreement and related matters with respect to IBM and merger sub;

•	accuracy of information supplied by IBM or merger sub in connection with this proxy statement;

•	merger sub’s lack of prior operating activity; and

•	the sufficiency of IBM’s capital resources to pay the aggregate merger consideration and cash payments in respect of canceled stock options.

Conduct of Business Before Closing of the Merger

Under the merger agreement, we have agreed that prior to the effective time of the merger, subject to certain exceptions, unless we obtain IBM’s prior written consent, we will carry on our, and will cause each of our subsidiaries to carry on their, businesses in the ordinary course consistent with past practice, and use commercially reasonable efforts to comply with all applicable laws and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of our present officers, software developers and other key employees and to preserve our assets and technology and preserve our relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with us and maintain our franchises, rights and permits. In addition, we have agreed that until the effective time of the merger, unless expressly contemplated by the merger agreement or with IBM’s prior written consent, we will comply, and will cause our subsidiaries to comply, with specific restrictions relating, among other things, to:

•	the declaration, setting aside, or payment of any dividends on, or other distributions in respect of, our capital stock;

•	the split, combination, or reclassification of our capital stock, the issuance of any other securities in respect of, in lieu of or in substitution for shares of our capital stock or other equity or voting interests, the purchase, redemption, or other acquisition of any of our or our subsidiaries’ securities and the issuance, delivery, sale, pledge or other encumbrance of any of our or our subsidiaries’ equity securities (other than the issuance of our common stock upon the exercise of stock options or the granting of stock options in specified circumstances or in respect of rights under our 1998 Employee Stock Purchase Plan);

•	the incurrence, prepayment, amendment, modification, or change of any term of any indebtedness;

•	the amendment or proposal to amend our or our subsidiaries’ certificate of incorporation or bylaws or similar organizational documents;

•	the acquisition of any business or person or division thereof, or any material asset or group of assets;

•	the sale, lease or encumbrance of our assets;

•	loans, capital contributions to, or investments in, any person other than us or any of our direct or indirect wholly owned subsidiaries and other than customary travel and other advances to employees, officers and directors in the ordinary course of business consistent with past practice;

•	the incurrence of capital expenditures;

•	the settlement and discharge of claims;

•	the waiver of the right to enforce, and the release, relinquishment, transfer, or assignment of, any right of material value, or the waiver of a material benefit or granting of consent under a standstill agreement;

•	the entry into or modification of any lease or sublease of real property;

•	the entry into, amendment, renewal, or termination of certain specified categories of contracts;

•	our benefit plans and benefit agreements;

•	the formation of any subsidiary;

•	the entry into any contract which provides that the consummation of the merger or the compliance by us of the merger agreement will conflict with or violate such contract or give rise to any right of termination, first refusal, revocation, or similar right under such contract;

•	the entry into any contract containing restrictions on our ability to assign such contract;

•	any action (or omission to take any action) if such action (or omission) is reasonably likely to result in any of our representations and warranties set forth in the merger agreement that are qualified as to materiality becoming untrue (as so qualified) or any of our representations and warranties that are not so qualified becoming untrue in any material respect;

•	the adoption of or entry into any collective bargaining agreement or other labor union contract applicable to employees of Micromuse or its subsidiaries, or the termination, other than for “cause”, of the employment of any Micromuse employee who has an employment severance or similar agreement with Micromuse or its subsidiaries;

•	the write-down of any of our material assets, including intellectual property, or the making of any changes in financial or tax accounting methods, principles or practices, in each case, except as required by GAAP or applicable law;

•	any action or omission to take any action which would result in the material loss or reduction of value of our intellectual property, taken as a whole; and

•	authorization of any of, or commitment, resolution, or agreement to take any of, the actions described in the foregoing bullet points.

Prior to the effective time of the merger (and in the case of the last bullet under this paragraph, at the effective time), we have also agreed to:

•	timely file, and cause our subsidiaries to timely file, all material tax returns required to be filed and pay all taxes due thereunder;

•	accrue a reserve in our books and records and financial statements in accordance with past practices for all taxes payable by us or any of our subsidiaries;

•	promptly notify IBM of any suit, claim, investigation, or audit pending with respect to us or our subsidiaries in respect of any tax;

•	not make any, or allow our subsidiaries to make any, material tax election without IBM’s consent;

•	retain, and cause our subsidiaries to retain, all records necessary to prepare tax returns and tax audits; and

•	deliver to IBM a duly executed and acknowledged certificate which certifies that the payment of the merger consideration and any payments made in respect of shares subject to certain appraisal rights pursuant to the terms of the merger agreement are exempt from withholding pursuant to the Foreign Investment Real Property Tax Act.

No Solicitation of Third Parties by Micromuse

We have agreed that we will not, and will not permit any of our subsidiaries to, nor will we authorize any person or permit any of our or our subsidiaries’ directors, officers, or employees or any of our or their investment bankers, attorneys, accountants, or other advisors or representatives to, directly or indirectly:

•	solicit, initiate, or knowingly encourage, or take any other action knowingly to assist or facilitate, any takeover proposal or the making of any inquiry or proposal that is reasonably likely to lead to a takeover proposal; or

•	enter into, continue, or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, any takeover proposal.

At any time prior to obtaining the stockholder approval, our board of directors may, in response to a bona fide written takeover proposal that is unsolicited following the date of the merger agreement and is not otherwise obtained in violation of the restrictions set forth in the immediately preceding bullet points and that our board of directors determines in good faith constitutes or is reasonably likely to lead to a superior proposal, (1) furnish to the person making the takeover proposal information with respect to us and our subsidiaries pursuant to a confidentiality agreement which contains terms that are substantially equivalent to the terms of the confidentiality agreement that we and IBM have executed in connection with the merger (provided that we have also furnished that information to IBM or we furnish it to IBM on a concurrent basis) and (2) participate in discussions or negotiations with the person (and its representatives) making the takeover proposal regarding the takeover proposal.

The merger agreement provides that a “takeover proposal” means any proposal or offer from any person (other than IBM or merger sub) relating to, or that is reasonably likely to lead to, any direct or indirect acquisition, in one transaction or a series of transactions, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture, or similar transaction, of (1) assets or businesses that constitute or represent 15% or more of our and our subsidiaries’ consolidated total revenue, net income or operating assets, or (2) 15% or more of the outstanding shares of our common stock or of any class of capital stock of, or other equity or voting interests in, one or more of our subsidiaries which, in the aggregate, directly or indirectly hold the assets or businesses referred to in clause (1).

The merger agreement provides that the term “superior proposal” means any bona fide binding written offer not solicited after the date of the merger agreement by or on behalf of us or any of our subsidiaries and made by a third party which, if consummated, would result in such third party (or in the case of a direct merger between such third party and us, the stockholders of such third party) acquiring, directly or indirectly, more than 50% of the voting power of our common stock or all or substantially all of our us and our subsidiaries’ assets, taken as a whole, for consideration consisting of cash and/or securities that our board of directors determines in its good faith judgment (and after consulting with a financial advisor of nationally recognized reputation) to be more favorable to our stockholders than the merger, taking into account any changes to the terms of the merger agreement proposed by IBM in response to such offer or otherwise.

We have agreed to promptly advise IBM of any request for information that contemplates a possible takeover proposal or of any takeover proposal, or of any inquiry that is reasonably likely to lead to a takeover proposal, the terms and conditions of such request, takeover proposal, or inquiry and the identity of the person making any such request, takeover proposal, or inquiry. We have also agreed to cause our outside counsel to answer IBM’s outside counsel’s questions, on a daily basis, regarding the status of negotiations concerning any such takeover proposal, any amendments thereto, or any discussions or communications relating thereto. We have also agreed to provide IBM, as promptly as reasonably practicable following a request from IBM, with any written proposals, markups, term sheets, amendments, drafts of agreements, issues lists and similar written documents exchanged between us, or our advisors, and the person making a takeover proposal, or its advisors, relating to such takeover proposal to the extent that such documents are readily available to us or our outside counsel and that such request does not, in our reasonable good faith judgment, impose a material administrative burden on us.

The merger agreement provides that neither our board of directors nor any committee of our board will:

•	withdraw or modify in a manner adverse to IBM or merger sub, or propose publicly to withdraw or modify in a manner adverse to IBM or merger sub, the recommendation or declaration of advisability by our board of directors or any committee of our board of the merger agreement or the merger or recommend, or propose publicly to recommend, the approval or adoption of any takeover proposal or resolve or agree to take any such action (any such action being referred to as an “adverse recommendation change”), unless our board of directors or a committee of our board determines in its good faith judgment that the failure to make an adverse recommendation change is reasonably likely to result in a breach of its fiduciary duties under applicable law;

•	adopt or approve any takeover proposal, or propose the approval or adoption of any takeover proposal, or resolve or agree to take any such action;

•	cause or permit us to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement constituting or related to, or which is intended to or is reasonably likely to lead to, any takeover proposal (other than a confidentiality agreement, as discussed above) or resolve or agree to take any such action; or

•	rescind or modify in any material respect the resolutions of our board of directors or any committee of our board in respect of the merger agreement and the transactions contemplated by the merger agreement.

Conduct of IBM

IBM has agreed not to, and to cause its subsidiaries not to, take any action that is reasonably likely to result in any representation and warranty of IBM set forth in the merger agreement that is qualified as to materiality becoming untrue (as so qualified), or any such representation and warranty that is not so qualified becoming untrue in any material respect.

Conditions to Closing

Each party’s obligation to effect the merger is subject to the satisfaction or waiver of various conditions, which include the following:

•	the proposal to adopt the merger agreement is approved by the requisite stockholder vote at the special meeting;

•	the waiting period under the HSR Act and any other material approval or waiting period under any other applicable competition, merger control, antitrust, or similar law or regulation that is required to complete the merger has been obtained or terminated or has expired; and

•	no temporary restraining order, preliminary or permanent injunction, or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition that has the effect of preventing the closing of the merger is in effect.

Neither IBM nor the merger sub will be obligated to effect the merger unless the following conditions are satisfied or waived:

•	our representations and warranties made pursuant to the merger agreement that are qualified as to materiality are true and correct (as so qualified), and the representations and warranties that are not so qualified are true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date;

•	we have performed in all material respects obligations required to be performed by us under the merger agreement at or prior to the closing of the merger;

•	we have provided a certificate of our chief executive officer and our chief financial officer certifying as to our compliance with the two preceding conditions;

•	there is no pending claim, suit, action, or proceeding brought or threatened by any governmental entity that has a reasonable likelihood of success that:

•	challenges or seeks to restrain or prohibit the consummation of the merger;

•	seeks to obtain from IBM any damages that are material (individually or in the aggregate) in relation to the value of us and our subsidiaries, taken as a whole;

•	seeks to prohibit or limit in any respect, or place any conditions on, the ownership or operation by us or IBM of all or any portion of the business, assets, or any products or any product of our or our subsidiaries, IBM or its subsidiaries, or to require any of us to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate any portion of the business or assets of, or any products of, us or our subsidiaries or IBM or its subsidiaries;

•	seeks to impose limitations on the ability of IBM to hold, or exercise ownership of, any shares of the stock of the surviving corporation in the merger; or

•	seeks to prohibit IBM from controlling in any respect any of our or our subsidiaries’ business or operations or to prevent us or our subsidiaries from operating our business immediately following the closing substantially in the manner operated by us prior to the date of the merger agreement;

•	there is no temporary restraining order, preliminary or permanent injunction, or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition in effect that is reasonably likely to result, directly or indirectly, in any of the effects described in the immediately preceding bullet point; and

•	we have not suffered a material adverse effect since the date of the merger agreement.

We will not be obligated to effect the merger unless the following conditions are satisfied or waived:

•	IBM’s and merger sub’s representations and warranties made pursuant to the merger agreement that are qualified as to materiality are true and correct (as so qualified), and the representations and warranties that are not so qualified are true and correct in all material respects, in each case as of the date of the merger agreement and as of the closing date of the merger, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date;

•	each of IBM and merger sub has performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the closing date of the merger; and

•	IBM shall have provided a certificate of an authorized signatory of IBM certifying as to its compliance with the two preceding conditions.

We and IBM have agreed to use our respective reasonable best efforts to take all actions that are necessary, proper or advisable to cause the closing to occur. However, neither we nor IBM is obligated to (and we are not permitted to without IBM’s prior consent), agree or proffer to divest or hold separate, or enter into any licensing or similar arrangement with respect to, any assets or any portion of any business of IBM or us.

Termination of the Merger Agreement

IBM and we can terminate the merger agreement under certain circumstances, including:

•	by mutual written consent of IBM, merger sub, and us;

•	by either IBM or us if the merger has not been completed by May 31, 2006;

•	by either IBM or us if any temporary restraining order, preliminary or permanent injunction, or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition having the effect of preventing the closing of the merger is in effect and has become final and nonappealable;

•	by either IBM or us if our stockholders do not adopt the merger agreement at a duly held stockholders meeting;

•	by IBM if (1) certain conditions to closing specified in the merger agreement become incapable of being satisfied prior to May 31, 2006 (including after taking into account any ability we have to cure any breach of any representation, warranty, covenant or other agreement prior to May 31, 2006), (2) we have breached any of our representations, warranties, covenants or other agreements contained in the merger agreement, which breach would give rise to the failure of a condition to closing, and which breach is capable of being cured by us by May 31, 2006, but we do not commence to cure such breach or failure within 10 business days after our receipt of written notice and diligently pursue the cure thereafter, or (3) any temporary restraining order, preliminary or permanent injunction or other judgment, order, or decree issued by any court of competent jurisdiction or other legal restraint or prohibition having the effects described in the fourth bullet point under conditions to IBM’s obligation to complete the merger set forth above in “Proposal No. 1 — The Merger Agreement – Conditions to Closing” is in effect and has become final and nonappealable;

•	by us if (1) certain conditions to closing specified in the merger agreement become incapable of being satisfied prior to May 31, 2006 (including after taking into account any ability IBM has to cure any breach of any representation, warranty, covenant or other agreement prior to May 31, 2006) or (2) IBM has breached any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach would give rise to the failure of a condition to closing, and which breach is capable of being cured by IBM by May 31, 2006, but IBM does not commence to cure such breach or failure within 10 business days after its receipt of written notice and diligently pursue the cure thereafter; or

•	by IBM in the event that our board of directors or any of its committees takes any of the following actions:

•	withdraws or modifies in a manner adverse to IBM or merger sub, or proposes publicly to withdraw or modify in a manner adverse to IBM or merger sub, the recommendation or declaration of advisability by our board of directors or any of its committees of the merger agreement or the merger, or resolves or agrees to take any such action;

•	recommends or proposes publicly to recommend the approval or adoption of any takeover proposal or resolves or agrees to take any such action; or

•	fails to publicly reaffirm its recommendation of the adoption of the merger agreement within 10 business days after a written request from IBM to do so.

Termination Fee and Expenses

The merger agreement provides that, in general, regardless of whether the merger is consummated, all fees and expenses incurred by the parties in connection with the merger agreement and the merger will be borne by the party incurring such fees and expenses.

The merger agreement requires, however, that we pay IBM a termination fee of $16.4 million if:

•	a takeover proposal has been made known to us or our stockholders, or any person has announced an intention to make a takeover proposal, regardless of whether it is conditional and whether or not it is withdrawn, or a takeover proposal otherwise becomes known to our stockholders, and thereafter the merger agreement is terminated by either Micromuse or IBM because:

•	the merger has not been consummated by May 31, 2006 but only if the special meeting has not been held by the fifth business day before such termination);

•	our stockholders do not adopt the merger agreement at the special meeting (but only if such takeover proposal has been publicly announced); or

•	our board of directors fails to publicly reaffirm its recommendation of the adoption of the merger agreement 10 business days after being asked to do so by IBM; and

•	prior to the date that is 12 months after the date of termination of the merger agreement, we enter into a takeover proposal or we consummate a takeover proposal (with “takeover proposal” having the definition set forth above under “Proposal No. 1 — The Merger Agreement – No Solicitation of Third Parties by Micromuse”, except that, solely for purposes of this bullet point, 40% is substituted for 15%); or

•	IBM terminates the merger agreement because our board of directors has:

•

withdrawn or modified in a manner adverse to IBM or merger sub, or proposed publicly to withdraw or modify in a manner adverse to IBM or merger sub, its recommendation or declaration of advisability by itself or any of its committees of the merger agreement or the merger, or resolved or agreed to take any such action; or

•	recommended or proposed publicly to recommend the approval or adoption of any takeover proposal or resolved or agreed to take any such action.

Indemnification and Insurance

IBM will cause the surviving corporation to assume all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time of the merger (and rights for advancement of expenses) now existing in favor of the current or former directors or officers of Micromuse and its subsidiaries as provided in their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of Micromuse as in effect on the date of the merger agreement.

For six years after the effective time of the merger, IBM will maintain directors’ and officers’ liability insurance for acts or omissions occurring prior to the effective time of the merger covering those persons who were, as of the date of the merger agreement, covered by our directors’ and officers’ liability insurance policies, on terms with respect to coverage and amounts no less favorable than those in effect on the date of the merger agreement. IBM’s obligation to provide this insurance coverage is subject to a cap of 300% of the current annual premium paid by us for our existing insurance coverage. If IBM cannot maintain the existing or equivalent insurance coverage without exceeding the 300% cap, IBM is required to maintain as much insurance coverage as can be obtained by paying annual premiums that in the aggregate do not exceed the 300% cap.

Material Adverse Effect

Several of our representations and warranties contained in the merger agreement are qualified by reference to whether the item in question is reasonably likely to have a “material adverse effect” on us, and IBM’s obligation to close the merger is conditioned on no material adverse effect occurring prior to the closing. The merger agreement provides that a “material adverse effect” means, when used with respect to us, any state of facts, change, development, event, occurrence, action or omission that individually or in the aggregate is reasonably likely to result in a material adverse effect on the business, assets, properties, financial condition, or results of operations of Micromuse and its subsidiaries, taken as a whole, or result in a material impairment of IBM’s ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of Micromuse as the surviving corporation. However, none of the following, alone or in combination, will be deemed to constitute, in and of itself, a material adverse effect, and none of the following will be taken into account when determining whether there has been or will be a material adverse effect on or with respect to us:

•	general, legal, market, economic, or political conditions affecting the industries in which we participate, except where such conditions have a materially disproportionate adverse impact on us and our subsidiaries, taken as a whole;

•	changes affecting general worldwide economic or capital market conditions, except where such changes have a materially disproportionate adverse impact on us and our subsidiaries, taken as a whole;

•	effects on the pendency or announcement of the merger agreement, including any customer, employee or supplier reaction to the identity of IBM;

•	any litigation brought or threatened by stockholders of Micromuse or IBM (whether on behalf of Micromuse, IBM, or otherwise) asserting allegations of a breach of fiduciary duty relating to the merger agreement, violations of securities laws in connection with this proxy statement or otherwise in connection with the merger agreement;

•	any action required to comply with the rules and regulations of the SEC or the SEC comment process as such process applies to this proxy statement;

•	any decrease in the market price or trading volume of Micromuse common stock except that the underlying cause or causes of any such decrease may be deemed to constitute, in and of itself or themselves, a material adverse effect and may be taken into consideration when determining whether a material adverse effect has occurred);

•	Micromuse’s failure to meet any internal or published projections, forecasts or revenue or earnings predictions or published industry analyst expectations except that the underlying cause or causes of any such failure may be deemed to constitute, in and of itself or themselves, a material adverse effect and may be taken into consideration when determining whether a material adverse effect has occurred);

•	any change in applicable accounting requirements or principles which occurs or becomes effective after the date of the merger agreement (including changes with respect to requirements to expense stock options);

•	actions or omissions by us or our subsidiaries taken with the prior written approval or consent of IBM; or

•	any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing, except where such event has a materially disproportionate adverse impact on us and our subsidiaries, taken as a whole.

Extension, Waiver, and Amendment of the Merger Agreement

Micromuse and IBM may amend the merger agreement at any time. However, after stockholder approval adopting the merger agreement has been obtained, no amendment can be made that by law requires further approval by the stockholders of the parties without the further approval of such stockholders.

Either Micromuse or IBM may extend the time for performance of any of the obligations or other acts of the other parties under the merger agreement, waive any inaccuracies in the other party’s representations and warranties, and waive compliance with any of the agreements or conditions contained in the merger agreement. However, after stockholder approval has been obtained, no waiver may be made by the parties that by law requires further approval by stockholders of the parties without the further approval of such stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Micromuse’s common stock as of November 30, 2005 by (i) each person known by us to be the beneficial owner of more than 5 percent of the outstanding shares of Micromuse’s common stock, (ii) each of the our directors, director nominees, and the executive officers named in the “Executive Compensation – Summary Compensation Table,” or the Named Executive Officers, and (iii) all current directors, director nominees, and executive officers as a group. Where information regarding shareholders is based on Schedules 13D and 13G, the number of shares is as of the date on which information was provided in such schedules.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Information with respect to beneficial ownership is based upon information furnished by each director and executive officer or contained in filings made with the SEC. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days after the date as of which this information is provided below. In computing the percentage ownership of a person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

	Shares of Common Stock Beneficially Owned (1)(2)
Beneficial Owner	Number of Shares	Percentage Ownership
Citigroup Inc. (3) 399 Park Avenue New York, NY 10043	14,979,507	18.12%

Essex Investment Management Company, LLC (4) 125 High Street, 29th Floor Boston, MA 02110	4,927,248	5.96%

Mac-Per-Wolf Company (5) 310 South Michigan Avenue, Suite 2600 Chicago, IL 60604	4,159,429	5.03%

John C. Bolger (6)	30,722	*

Lloyd A. Carney (7)	1,409,852	1.7%

Ian Halifax (8)	101,250	*

Michael E.W. Jackson (9)	211,793	*

Michael L. Luetkemeyer (10)	789,067	*

Nell O’Donnell (11)	218,305	*

Arun Oberoi (12)	288,748	*

David C. Schwab (13)	502,500	*

Kathleen M. H. Wallman (14)	203,927	*

Directors, Director Nominees and Executive Officers as a group (9 persons) (15)	3,756,164	4.5%

*	Less than one percent of the outstanding shares of common stock.

(1)	Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

(2)	Percentage ownership is based on 82,726,745 shares of common stock outstanding on November 30, 2005, together with applicable options for such person (without giving effect to any possible acceleration of vesting of options pursuant to the merger agreement and regardless of the exercise price of such option and its relation to the merger consideration).

(3)	Based solely on information provided by Citigroup Inc. and certain of its affiliates in an amended Schedule 13G filed with the Securities and Exchange Commission on August 10, 2005. Citigroup Inc., Citigroup Global Markets Inc., Citigroup Financial Products Inc., Smith Barney Fund Management LLC, and Citigroup Global Markets Holdings Inc. report shared voting and dispositive power over the following respective numbers of shares 14,979,507; 9,803,062; 10,036,862; 4,777,049; and 14,813,911.

(4)	Based solely on information provided Essex Investment Management Company, LLC in a Schedule 13G filed with the Securities and Exchange Commission on February 20, 2004, which reports sole voting power over 4,659,128 shares and sole dispositive power over 4,927,248 shares.

(5)	Based solely on information provided by Mac-Per-Wolf Company in a Schedule 13G filed with the Securities and Exchange Commission on January 31, 2005, which reports sole voting power and sole dispositive power over 4,159,429 shares.

(6)	Includes 24,722 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(7)	Includes 1,358,322 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005. Does not include 33,615 shares that are owned by the Lloyd and Carole Carney Foundation Inc. This foundation is an exempt organization under Section 501(c)(3) of the Internal Revenue Code, and Micromuse shares owned by the Foundation are not reported because the individual does not beneficially own those shares.

(8)	Includes 100,000 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(9)	Includes 211,111 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(10)	Includes 770,833 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(11)	Includes 212,597 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(12)	Includes 287,498 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(13)	Includes 502,500 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(14)	Includes 202,500 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

(15)	Includes 3,670,083 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable within 60 days after November 30, 2005.

PROPOSAL NO. 2 – ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL

MEETING

The Company may ask its stockholders to vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

PROPOSAL NO. 3 – ELECTION OF DIRECTORS

Director Nominees

The Company’s Certificate of Incorporation provides for a classified board of directors, with the terms of office of each of the two classes of directors ending in successive years. The authorized number of directors on the board is 5. At the special meeting, three directors are to be elected as Class II directors, to serve until the Company’s annual meeting of stockholders in

2008 following the fiscal year ending October 31, 2007, or the consummation of the merger with IBM as described above in Proposal No. 1, whichever is earlier, or until their successors are elected and qualified.

The individuals who are nominated for election to the board of directors, or the Nominees and related biographical information are set forth below. The Nominating and Corporate Governance Committee has recommended the nominees set forth below for election as directors at the special meeting, and the board of directors approved that recommendation.

Each Nominee for election has agreed to serve if elected, and management has no reason to believe that any Nominee will be unavailable to serve. In the event any Nominee is unable or declines to serve as a director at the time of the special meeting, the proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the Nominees named below. The three Nominees receiving the highest number of affirmative votes of the shares represented and voting on this proposal at the special meeting will be elected directors of the Company.

Nominees	Age	Year First Elected Director	Positions & Offices Held with the Company
John C. Bolger (1)	59	2004	Director

Michael E. W. Jackson (2)	55	1998	Director

Kathleen M. H. Wallman (3)	48	1999	Director

(1)	Chair of the Audit Committee

(2)	Member of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee.

(3)	Chair of the Nominating and Corporate Governance Committee and member of the Audit Committee and Compensation Committee.

John C. Bolger, age 59, has been a director of Micromuse since June 2004. Mr. Bolger has been a private investor for the past 10 years and is the retired Vice President of Finance and Administration of Cisco Systems, Inc. a manufacturer of computer networking systems. Mr. Bolger is a director and member of the audit committees of the following companies: Cogent, Inc., a biometrics systems company, Wind River Systems, Inc. a software company, Integrated Device Technology, Inc., a semiconductor manufacturer and Mission West Properties, Inc., a real estate investment trust. Mr. Bolger is a certified public accountant. Mr. Bolger holds a B.A. degree in English Literature from the University of Massachusetts and a M.B.A. from Harvard University.

Michael E. W. Jackson, age 55, has been a director of Micromuse since July 1998. Mr. Jackson has also been a director of the Company’s subsidiary Micromuse Limited (formerly Micromuse plc) since March 1994. Mr. Jackson has been Chairman of Elderstreet Investments LTD, a venture capital and investment house since 1990. Mr. Jackson has also served as a director of Sage Group plc, a publicly traded UK-based accounting software company, since July 1984 and as non-executive chairman since September 1997. Since January 1998 Mr. Jackson has also served as Chairman of UK based publicly traded Planit plc and is on the boards of several private companies. Mr. Jackson was trained and employed as a Chartered Accountant at Coopers & Lybrand and received his LLB in Law from Cambridge University.

Kathleen M. H. Wallman, age 48, has been a director of Micromuse since May 1999. Ms. Wallman is currently the President and CEO of Kathleen Wallman PLLC, a law firm that provides telecom consulting services, is the President of Wallman Consulting and is a Visiting Research Professor at Georgetown University. Ms. Wallman held several senior positions at the FCC and in the White House from 1994 until November 1997, serving as Chief of the Common Carrier Bureau at the FCC and as Deputy Assistant to the President for Economic Policy and Counselor and Chief of Staff of the National Economic Council. Ms. Wallman currently provides strategic advice in the areas of telecommunications, information technology, and communications infrastructure issues. Prior to joining the administration, she was a partner at the Washington D.C.-based law firm of Arnold & Porter. Ms. Wallman received her B.A. from the Catholic University of America where she was graduated in 1979 summa cum laude, Phi Beta Kappa. She earned a J.D. from Georgetown University Law Center, graduating in 1984 magna cum laude, and at the same time, a M.S. from Georgetown’s Walsh School of Foreign Service, graduating with honors.

Continuing Directors

Set forth below is information regarding the continuing Class I directors of the Company, including their ages, the period during which each has served as a director, and information furnished by them as to principal occupations and directorships held by them in corporations whose shares are publicly registered. Their terms as Class I directors are scheduled to end at the Company’s annual meeting of stockholders in 2007 following the fiscal year ending October 31, 2006.

Lloyd A. Carney, age 43, joined Micromuse as Chairman of the Board and Chief Executive Officer effective July 28, 2003. From January 2002 until joining Micromuse, Mr. Carney served as Executive Vice President of Operations of Juniper Networks, Inc. and oversaw a broad range of internet network business operations including the sales, marketing, engineering, manufacturing, and customer service organizations. Before joining Juniper Networks, he served as the President of the Core IP Division of Nortel Networks (a division focused on delivering internet and next generation networking solutions) from May 2001 until September 2001. From March 2000 until May 2001, Mr. Carney served as President of the Wireless Internet Division of Nortel Networks (a carrier-focused multi-billion dollar business unit delivering advanced wireless technologies to the marketplace). From June 1997 until March 2000 he served as President of the Enterprise Data Division of Nortel Networks (a multi-billion dollar voice and data services business unit). A twenty-year veteran of the networking industry, Mr. Carney has held managerial and engineering roles at Bay Networks, Data General,

Prime Computer, Proteon, and Radio Corporation of America (RCA). He holds a B.S. degree in electrical engineering from Wentworth Institute and an M.B.A. from Lesley College.

David C. Schwab, age 48, has been a director of Micromuse since December 1996 and a general partner with the venture capital firm of Sierra Ventures since November 1996. From January 1, 2003, until Mr. Carney’s appointment on July 28, 2003, Mr. Schwab served as Chairman of the Micromuse board of directors. He currently serves as the board’s lead independent director. Mr. Schwab is a director of Knova Software, a leading provider of service resolution management. Prior to joining Sierra Ventures, Mr. Schwab co-founded Scopus Technology, Inc., a client-server software systems company, at which he served in various senior capacities from August 1991 to June 1996, most recently as Vice President of Sales. Mr. Schwab received his B.A. in Systems Engineering from University of California San Diego, an M.S. and ENG. in Aerospace Engineering from Stanford University, and an M.B.A. from Harvard Business School.

Board of Directors Meetings

During the fiscal year ended September 30, 2005, the board of directors held 14 meetings. Each of the directors participated in all meetings of the board, except that Ms. Wallman was absent for two meetings, Mr. Jackson was absent for four meetings and Mr. Schwab was absent for one meeting. However, a quorum of the board was present in each instance.

Committee Membership

Micromuse has three standing committees of the board of directors: the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee. The membership of these committees is as follows:

Director Name and Positions	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
John C. Bolger (Director)	Chair	—	—
Lloyd A. Carney (Chairman and Chief Executive Officer)	—	—	—
Michael E.W. Jackson (Director)	X	X	X
David C. Schwab (Lead Director)	X	X	Chair
Kathleen M. H. Wallman (Director)	X	Chair	X

The Compensation Committee also had a sub-committee during the 2005 fiscal year, referred to as the Stock Option Sub-Committee, that consisted of Mr. Carney and that had authority to make option grants to non-officer employees and consultants as described below under “Proposal No. 3 — Election of Directors – Compensation Committee.”

Director Independence and Executive Sessions

The board of directors has determined in December 2005 that each of the four incumbent non-management directors, John C. Bolger, Michael E.W. Jackson, David C. Schwab, and Kathleen M. H. Wallman, is an independent director as defined in revised Rule 4200 of the NASDAQ listing standards. Therefore, a majority of the Company’s board of directors will be independent as so defined as of the date of the special meeting, assuming the Nominees for director are elected and the absence of circumstances beyond the Company’s control that would adversely affect the determination.

The foregoing independence determination of the board of directors also included the conclusions of the board of directors that each of the members of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee listed above is respectively:

•	independent for purposes of membership on the Audit Committee under Rule 4350(d) of the NASDAQ listing standards, that includes the independence requirements of Rule 4200 and additional independence requirements under SEC Rule 10A-3(b);

•	independent under the NASDAQ listing standards for purposes of membership on the Nominating and Corporate Governance Committee; and

•	independent under the NASDAQ listing standards for purposes of membership on the Compensation Committee.

Mr. Schwab is currently serving as the “lead” independent director for purposes of scheduling and setting the agenda for the executive sessions of the independent directors. Independent directors met in executive session at least once per quarter in fiscal year 2005, and it is contemplated that in the event the merger with IBM is not consummated, these executive sessions will occur at least twice during the fiscal year ending October 31, 2006, in conjunction with regularly scheduled board or audit committee meetings, in addition to the separate meetings of the standing committees of the board of directors.

Audit Committee

Meetings. During the fiscal year ended September 30, 2005, the Audit Committee held 11 meetings. Each of this committee’s members participated in all meetings of the committee except that Ms. Wallman was absent for two meetings, Mr. Jackson was absent for three meetings and Mr. Schwab was absent for one meeting. However, a quorum of the committee was present in each instance.

Charter and Purposes. The charter of the Audit Committee is available on the Company’s website as described below under “Proposal No. 3 — Election of Directors – Website Information on Corporate Governance” and has not been amended since its inclusion in the proxy statement mailed for the annual meeting held in February 2004. The primary purposes of this committee are to oversee on behalf of the company’s board of directors: (1) the accounting and financial reporting processes of the Company and integrity of the Company’s financial statements, (2) the audits of the Company’s financial statements and appointment, compensation, qualifications, independence and performance of the Company’s independent registered public accounting firm, (3) the Company’s compliance with legal and regulatory requirements, and (4) the Company’s internal control over financial reporting.

Members. The board of directors has determined that the members of this committee are independent as described above under “Proposal No. 3 — Election of Directors – Director Independence and Executive Sessions.” The board of directors has also determined in December 2005 that all of the members of the Audit Committee meet the requirement of the NASDAQ listing standards that each member be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally, the board of directors has determined that Messrs. Bolger and Jackson meet the requirement of the NASDAQ listing standards that at least one member of the committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication.

Audit Committee Financial Expert. The board of directors has determined that Mr. Bolger meets the definition of an “audit committee financial expert” as defined in SEC Regulation S-K Item 401(h).

Nominating and Corporate Governance Committee and Director Nomination Process

Meetings. During the fiscal year ended September 30, 2005, the Nominating and Corporate Governance Committee met one time. Each of this committee’s members participated in this meeting of the committee.

Charter and Purposes. This committee has a charter that is available on the Company’s website as described below under “Proposal No. 3 — Election of Directors – Website Information on Corporate Governance.” The primary purposes of the committee are to (a) recommend to the board of directors the individuals qualified to serve on the Company’s board of directors for election by stockholders at each annual meeting of stockholders and to fill vacancies on the board of directors, (b) implement the board’s criteria for selecting new directors, (c) develop, recommend to the board, and assess corporate governance policies for the Company, and (d) oversee the evaluation of the board.

Members. The board of directors has determined that the members of this committee are independent as described above under “Proposal No. 3 — Election of Directors – Director Independence and Executive Sessions.”

Director Nominations Made by Stockholders. As previously stated in the Company’s annual meeting proxy statements, this committee will consider nominations timely made by stockholders pursuant to the requirements of the Company’s Amended and Restated Bylaws referred to in the “Stockholder Proposals” section near the end of the past proxy statements and this proxy statement. This committee has not formally adopted any specific elements of this policy, such as minimum specific qualifications or specific qualities or skills that must be possessed by qualified nominees, beyond the committee’s willingness to consider candidates proposed by stockholders.

Procedure for Stockholders to Nominate Directors. Any stockholder who intends to present a director nomination proposal for consideration at the annual meeting of stockholders in 2007 (in the event that the merger is not consummated) and intends to have that proposal included in the proxy statement and related materials for the annual meeting of stockholders in 2007, must deliver a written copy of the proposal to the Company’s principal executive offices no later than the deadline, and in accordance with the notice procedures specified under “Stockholder Proposals” for the annual meeting of stockholders in 2007 in this proxy statement and in accordance with the applicable requirements of SEC Rule 14a-8.

If a stockholder does not comply with the foregoing Rule 14a-8 procedures, the stockholder may use the procedures set forth in the Company’s Amended and Restated Bylaws, although the Company would in the latter case not be required to include the nomination proposal as a proposal in the proxy statement and proxy card mailed to stockholders. For stockholder nominations of directors to be properly brought before an annual meeting by a stockholder pursuant to the Company’s Amended and Restated Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

The stockholder’s notice referred to above must set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (b) the class and number of shares of the Company’s stock which are owned beneficially and of record by such stockholder and such beneficial owner.

Notwithstanding the foregoing, in the event that the number of directors to be elected to the board of directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the Company at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by the Company’s Amended and Restated Bylaws shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. A “public announcement” means for this purpose disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder must also comply with all applicable requirements of the Exchange Act and SEC regulations.

Process for Identifying Director Candidates. The committee’s current process for identifying and evaluating nominees for director consists of general periodic evaluations of the size and composition of the board of directors with a goal of maintaining continuity of appropriate industry expertise and knowledge of the Company. The committee does not expect that there would be any differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.

Source of Recommendation for Nominees. The nominees for director included in this proxy statement have been formally recommended by the incumbent independent directors who serve on the Nominating and Corporate Governance Committee (the members of which include two of the nominees).

Past Nominations from More Than 5% Stockholders. Under SEC rules (assuming consent to disclosure is given by the proponents and nominee), Micromuse must disclose any nominations for director made by any person or group beneficially owning more than 5% of Micromuse’s outstanding common stock by the date that was 120 calendar days before the anniversary of the date on which its proxy statement was sent to its stockholders in connection with the previous year’s annual meeting. Micromuse did not receive any such nominations.

Compensation Committee

Meetings. During the fiscal year ended September 30, 2005, the Compensation Committee acted by written consent on 13 occasions and met in conjunction with the full board of directors on 14 occasions and separately on 3 occasions. Each of the members of this committee attended all of these meetings except that Ms. Wallman was absent for two meetings, Mr. Jackson was absent for four meetings and Mr. Schwab was absent for one meeting. However, a quorum of the committee was present in each instance.

Charter and Purposes. This committee has a charter that is available on the Company’s website as described below under “Proposal No. 3 — Election of Directors – Website Information on Corporate Governance.” The primary purposes of the committee are to (1) determine and otherwise discharge the responsibilities of the board of directors relating to the compensation of the Company’s executive officers, (2) evaluate the performance of the Company’s executive officers and assess management succession planning, (3) recommend to the board of directors the cash and non-cash compensation policies for the non-employee directors, and (4) exercise the authority of the board of directors with respect to the administration of the Company’s stock-based and other incentive compensation plans.

Members. The board of directors has determined that the members of this committee are independent as described above under “Proposal No. 3 — Election of Directors – Director Independence and Executive Sessions.”

Stock Option Sub-Committee. During the fiscal year ended September 30, 2005, the Stock Option Sub-Committee of the Compensation Committee acted by written consent in making grants to non-executive employees. During fiscal 2005, the Stock Option Sub-Committee consisted of Mr. Carney and had authority to make option grants to non-officer employees and consultants for up to 40,000 shares per individual and 25% of the shares authorized for issuance as options per quarter on terms determined to promote alignment of employee and shareholder interests and employee retention. The Stock Option Sub-Committee provides detailed reports of its stock grant activity to the Compensation Committee and the board of directors on at least a quarterly basis.

Stockholder Communications to the Board of Directors

Any record or beneficial owner of the Company’s common stock who has concerns about accounting, internal accounting controls, or auditing matters relating to Micromuse may contact the Audit Committee directly. Any record or beneficial owner of our stock who wishes to communicate with the board of directors on any other matters should also contact the Audit Committee. The Audit Committee has undertaken on behalf of the board of directors to be the recipient of communications from stockholders relating to Micromuse. If particular communications are directed to the full board, independent directors as a group, or individual directors, the Audit Committee will route these communications to the appropriate directors or committees so long as the intended recipients are clearly stated.

Communications intended to be anonymous may be made by calling the National Hotline Service at 1-800-826-6762 and identifying yourself as a Micromuse stockholder intending to communicate with the Audit Committee (this third party service undertakes to forward the communications to Audit Committee if so requested, assuming the intended recipient is clearly stated). You may also send communications intended to be anonymous by mail, without indicating your name or address, to Micromuse Inc., 650 Townsend Street, Suite 475, San Francisco, CA, USA 94103, Attention: Chairman of the Audit Committee. Communications not intended to be made anonymously may be made by calling the hotline number or by mail to that address, including whatever identifying or other information you wish to communicate.

Communications from employees or agents of Micromuse will not be treated as communications from our stockholders unless the employee or agent clearly indicates that the communication is made solely in the person’s capacity as a stockholder.

Stockholder proposals intended to be presented at a meeting of stockholders by inclusion in the Company’s proxy statement under SEC Rule 14a-8 or in compliance with the Company’s Amended and Restated Bylaws are subject to specific notice and other requirements referred to under “Stockholder Proposals” and in applicable SEC rules and the Company’s Amended and Restated Bylaws. The communications process for stockholders described above does not modify or relieve any requirements for stockholder proposals intended to be presented at a meeting of stockholders. If you wish to make a stockholder proposal to be presented at a meeting of stockholders, you may not communicate such proposals anonymously and may not use the hotline number or Audit Committee communication process described above in lieu of following the notice and other requirements that apply to stockholder proposals intended to be presented at a meeting of stockholders.

Micromuse encourages its directors to attend its annual stockholders meetings but has not adopted a formal policy requiring this attendance. At our annual meeting of stockholders on February 3, 2005, all of the directors attended the meeting, with the exception of Mr. Jackson, who was unable to attend.

Website Information on Corporate Governance

The principal corporate governance requirements of the NASDAQ listing standards as implemented by Micromuse are:

•	affirmative determination by the board of directors that a majority of the directors is independent;

•	regularly scheduled executive sessions of independent directors;

•	Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee comprised of independent directors and having the purposes and charters described above under the separate committee headings;

•	specific Audit Committee authority and procedures outlined in the charter of the Audit Committee; and

•	a code of conduct applicable to Micromuse directors, officers and employees that meets the definition of a code of ethics set forth in SEC Regulation S-K Item 406. This code also contains a sub-section that constitutes a code of ethics specifically applicable to the Chief Executive Officer, Chief Financial Officer and other members of the Micromuse finance department based on their special role in promoting fair and timely public reporting of financial and business information about Micromuse.

The charters of the three committees described above and the code of conduct are available without charge on the Micromuse website at “http://www.micromuse.com,” by clicking on “Our Company,” then “Investor Relations,” and finally “Corporate Governance.”

Director Compensation

The board of directors pays (quarterly in arrears) independent directors a $20,000 annual retainer and the chair of the Audit Committee an additional $5,000 annual retainer and per meeting compensation of $1,000 for each meeting of the board of directors that is personally attended. For fiscal year 2005, Mr. Jackson was paid $21,000, Mr. Schwab was paid $23,000, Ms. Wallman was paid $22,000 and Mr. Bolger, as chairman of the Audit Committee, was paid $28,000. In fiscal year 2005, the independent directors were granted options to purchase shares of the Company’s common stock as follows: 30,000 shares each to Mr. Jackson, Mr. Schwab and Ms. Wallman, and 10,000 shares to Mr. Bolger (who was granted 40,000 shares when elected director and appointed Chair of the Audit Committee in June 2004). Director options vest monthly over a three year period, and the exercise price is the fair market value on the date of grant. As noted above, in connection with the merger with IBM described in Proposal No. 1, the options held by all non-employee directors would be accelerated and become fully vested immediately prior to the effective time of the merger.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES LISTED ABOVE.

COMPENSATION COMMITTEE REPORT

Report of Executive Compensation

This Report describes the compensation policies and rationale applied to the compensation paid to the Company’s executive officers for the fiscal year ended September 30, 2005.

Purpose

For the 2005 fiscal year, the Compensation Committee established the level of base salary and bonus programs to be paid to the Chief Executive Officer and Chief Financial Officer and other executive officers of the Company and administered the Company’s Stock Plans.

The process used to determine Chief Executive Officer compensation levels was based upon the board of directors’ judgment, with input from professional executive compensation experts and reference to outside sources. Among the factors considered by the Compensation Committee and the board of directors were the recommendations of the Chief Executive Officer and external advisors with respect to the compensation of the Company’s other executive officers. However, the Compensation Committee and the board of directors approved the final compensation decisions for all executive officers.

General Compensation Policy

The Company’s executive compensation policy is to offer the Company’s executive officers competitive compensation opportunities based upon increasing stockholder value and individual achievement of defined objectives. The policy is intended to be competitive in order to recruit, retain, and motivate people of needed capabilities. It is the Company’s objective to have compensation be competitive with that of public software companies, or our Peer Companies. To achieve this while maintaining what the Company believes is a reasonable cost structure, compensation should include meaningful equity in the Company, which in the Committee’s view strengthens the mutuality of interests between the executive officers and the stockholders. Each executive officer’s compensation package is generally comprised of three elements: (i) base salary; (ii) cash incentive bonuses; and (iii) long-term common stock-based incentive awards.

Base Salary

Each executive officer’s base salary is set on the basis of responsibilities, personal performance and a review of comparable positions at the Peer Companies. An executive officer’s base salary to date has generally been comparable to the surveyed compensation data for the Peer Companies.

Annual Incentive Compensation

On an annual or more frequent basis, it is the policy of the board of directors or Compensation Committee to establish a set of objectives for executive officers based on Company performance and on achievement of individual objectives. At the end of the fiscal year or other measurement period, the board of directors or Compensation Committee will evaluate the objectives to determine whether the specified objectives were met and will determine whether extraordinary accomplishments or circumstances should be considered in determining the bonus award.

On February 3, 2005, the Compensation Committee adopted the Fiscal Year 2005 Worldwide Incentive Compensation Plan (ICP). The ICP provides for quarterly cash bonus payments to each eligible employee. Eligible employees include our executive officers and those employees who are not participants in a sales compensation or commission plan, employees who do not participate in any other bonus program, and employees in those countries where, in the judgment of local management, it is culturally appropriate and competitively necessary to have an incentive compensation plan to attract and retain talented employees. Under the ICP, the Company sets an annualized bonus target amount for each eligible employee, which is then payable on a quarterly basis multiplied by a percentage equal to, less than or more than 100% depending on the combination of quarterly net revenues and pro-forma earnings per share achieved by the Company, and multiplied by a further percentage based on individual performance. The specific quantitative revenue and pro forma earnings per share performance targets are not public information.

The overall performance of the Company met the Company’s fiscal 2005 targets under the ICP. Later in the year, the revenue and pro forma earnings targets were modified to reflect the anticipated effects of two acquisitions we completed during the year.

Long-Term Incentive Compensation

During the 2005 fiscal year, the Compensation Committee, in its discretion, made option grants to key employees, including executive officers, under the 1997 Stock Option/Stock Issuance Plan. The Committee also authorized grants to all employees. The size of grants to executive officers were set at a level that, together with past option grants, the board of directors and the Compensation Committee deemed appropriate to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company. However, other factors considered include: the individual’s role in facilitating leadership transitions and potential for future responsibility, the individual’s performance in the recent period, and the number of unvested options held by the individual at the time of the new grant. The Committee and the

Stock Option Sub-Committee made option grants to employees, including executive officers, totaling an aggregate of 6,159,963 option shares in fiscal 2005.

The option grants are designed to align the interests of the executive officers and employees with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer or employee to acquire shares of the Company’s common stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option generally vests in periodic installments over a three or four-year period, contingent upon the grantee’s continued provision of service to the Company. Accordingly, the option will provide a return to the grantee only if he or she remains active with the Company, and then only if the market price of the Company’s common stock appreciates over the option term.

CEO Compensation

Under the terms of Mr. Carney’s Employment Agreement dated July 28, 2003, and the ICP, in fiscal year 2005, he received a base salary of $400,000 annually and bonuses in the amount of $405,200. Mr. Carney’s annual incentive bonus has a target amount equal to his base compensation and range based on the ICP formula. Under the terms of his employment agreement, the Compensation Committee in 2003 granted him an option to purchase 1,500,000 shares of the Company’s common stock under the Company’s 1997 Stock Option/Stock Issuance Plan. Under this option, 250,020 shares became exercisable and vested when he completed 6 months of full-time employment, and thereafter 41,666 shares become exercisable and vest monthly upon Mr. Carney’s completion of each additional month of service over the succeeding 30 month period. On February 9, 2004, the Company granted Mr. Carney an additional option to purchase 500,000 shares, the vesting of which are contingent upon certain sales performance and corporate governance metrics that are set forth in the Notice of Stock Option Grant and Stock Option Agreement dated as of February 9, 2004, by and between Lloyd A. Carney and Micromuse Inc. In December 2004, the Company granted Mr. Carney an option to purchase 300,000 shares that vest over three years based on completion of service. Other principal terms of Mr. Carney’s Employment Agreement and his offer letter with IBM are summarized under the “Executive Compensation” and “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger” sections, respectively, of this proxy statement.

Tax Limitation

Under the federal tax laws, a publicly held company such as Micromuse Inc. will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. It is not expected that the compensation to be paid to the Company’s executive officers for the 2005 fiscal year will exceed the $1 million limit per officer. In order to qualify option grants under the Company’s 1997 Stock Option/Stock Issuance Plan for an exemption available to performance-based compensation, the stockholders have approved certain provisions of that Plan, including a limit on the maximum number of option shares that any one participant may receive each calendar year. Accordingly, the Company believes that any compensation deemed paid to an executive officer when he or she exercises an outstanding option under the 1997 Stock Option/Stock

Issuance Plan with an exercise price equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation that will not be subject to the $1 million limitation.

Submitted by the Compensation Committee of the Board of Directors

David C. Schwab
Michael E.W. Jackson
Kathleen M. H. Wallman

STOCK PERFORMANCE GRAPH

The graph set forth below compares the cumulative total stockholder return on the Company’s common stock between September 30, 2000 (the last trading day before the beginning of the Company’s fiscal year ended September 30, 2001) and September 30, 2005 (the last trading day of the fiscal year ended September 30, 2005), with the cumulative total return for the same period of (i) the NASDAQ Stock Market – U.S. Index; and (ii) the RDG Software Composite Index. This graph assumes the investment of $100.00 on September 30, 2000, in the Company’s common stock and the listed indices, and assumes the reinvestment of dividends, if any.

The comparisons shown in the graph below are based upon historical data, and the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s common stock.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG MICROMUSE INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE RDG SOFTWARE COMPOSITE INDEX

*	$100 invested on 9/30/00 in stock or index- including reinvestment of dividends. Fiscal year ending September 30.

	Cumulative Total Return
	9/00	9/01	9/02	9/03	9/04	9/05
MICROMUSE INC.	100.00	5.65	2.51	8.14	3.66	7.84
NASDAQ STOCK MARKET (U.S.)	100.00	40.72	32.86	50.65	53.68	60.97
RDG SOFTWARE COMPOSITE	100.00	49.18	35.99	51.96	55.00	60.36

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation earned by the Company’s Chief Executive Officer, and the three most highly compensated officers other than the Chief Executive Officer and one former executive officer whose salary and bonus for the fiscal year ended September 30, 2005, exceeded $100,000, collectively, the Named Executive Officers, for services rendered in all capacities to the Company and its subsidiaries for the fiscal year ended September 30, 2005.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)		Securities Underlying Options(#)
Lloyd A. Carney (1) Chairman of the Board and Chief Executive Officer	2005 2004 2003	400,000 400,000 72,820	405,200 491,667 0	(1)	300,000 500,000 1,500,000
Ian Halifax (2) Chief Financial Officer	2005	194,792	103,125		400,000
Nell O’Donnell (3) Senior Vice President and General Counsel	2005 2004	200,000 170,500	71,453 35,167		80,000 75,000
Arun Oberoi (4) Executive Vice President, Global Sales and Technical Services	2005 2004	300,000 217,115	290,792 60,000		100,000 700,000

Michael L. Luetkemeyer (5) Senior Vice President and Chief Financial Officer	2005 2004 2003	300,000 300,000 289,583	250,000 212,500 237,500	0 0 450,000

(1)	Mr. Carney commenced his employment as Chairman of the Board and CEO on July 28, 2003. Of the total bonus amount of $491,667 in 2004, $291,667 was paid as regular bonus and $200,000 was paid as a one time bonus for completing six months of employment with the Company as stated in his employment agreement.

(2)	Mr. Halifax commenced his employment as Chief Financial Officer on January 17, 2005.

(3)	Ms. O’Donnell commenced her employment on September 7, 1999. Effective July 20, 2004, she commenced serving as an executive officer. On September 30, 2004, she was promoted to Senior Vice President and named Corporate Secretary.

(4)	Mr. Oberoi commenced his employment as Executive Vice President, Global Sales and Technical Services on January 12, 2004.

(5)	Mr. Luetkemeyer commenced his employment on October 1, 2001. Mr. Luetkemeyer resigned as an executive officer effective February 3, 2005, and remains employed for a transition period.

Option Grants

The following table contains information concerning the stock option grants made to each of the Named Executive Officers in the fiscal year ended September 30, 2005.

	Individual Grant
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted To Employees in FY2005(%)(1)		Exercise Price ($/Sh) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)

Name						5%($)	10%($)
Lloyd A. Carney	300,000	4.9%		5.510	12/20/11	672,937	1,568,229
Ian Halifax	400,000	6.5%		5.070	1/18/12	825,600	1,923,998
Nell O’Donnell	80,000	1.3%		4.950	11/19/14	249,042	631,122
Arun Oberoi	50,000 50,000	.8 .8	% %	4.950 5.510	11/19/14 12/20/11	155,651 112,156	394,451 261,372
Michael L. Luetkemeyer	0	—		—	—	—	—

(1)	Based on an aggregate of 6,159,963 option shares granted to employees in fiscal 2005.

(2)

The exercise price per share of options granted represented the fair market value of the underlying shares of common stock on the option grant date, which is equal to the closing price, as reported by the NASDAQ National Market System on the option grant date. The options normally vest over a 3 or a 4 year period and the exercise price may be paid in cash, in shares of the Company’s common stock valued at fair market value on the exercise date or through a broker-assisted exercise procedure involving a same-day sale of the purchased shares.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are based on rules of the Securities and Exchange Commission. There can be no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

Option Exercises and Fiscal Year-End Values

The following table sets forth information concerning the year-end number and value of unexercised options and the number of options exercised during fiscal year 2005 with respect to each of the Named Executive Officers.

	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options At FY-End(#)		Value of Unexercised in-the-Money Options at FY-End($)(2)
Name	(#)	($) (1)	Vested	Unvested	Vested	Unvested
Lloyd A. Carney	—	—	1,158,322	1,141,678	838,545	787,455
Ian Halifax	—	—	—	400,000	—	1,124,000
Nell O’Donnell	—	—	193,985	88,334	334,448	178,096
Arun Oberoi	—	—	234,719	565,281	70,313	194,687
Michael L. Luetkemeyer	—	—	747,916	22,917	2,630,225	115,856

(1)	The amounts in this column are equal to the fair market value of the purchased shares on the option exercise date, less the exercise price paid for such shares.

(2)	Based on the fair market value of the Company’s common stock at fiscal year end ($7.88 per share), and such value is equal to the closing price, as reported by the NASDAQ National Market System at that date, less the exercise price payable for such shares.

Employment Contracts and Change of Control Arrangements

The Company’s executive officers have agreements or offer letters with the Company that set forth their base salary, option grant and eligibility to participate in employee benefit programs available to similarly situated employees. Their employment may be terminated at any time at the discretion of the board of directors except as noted below. The general descriptions of agreements below are all qualified by reference to the detailed provisions and definitions of the applicable agreements and do not modify or constitute legal interpretations of the agreements. In the event that the merger described in Proposal No. 1 is approved by the Company’s stockholders and the merger is consummated, these agreements will be of no further force and effect and will be replaced by agreements with IBM as described in “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

Lloyd Carney Employment Agreement

Mr. Carney’s base salary, bonus, and option grant pursuant to his Employment Agreement dated July 28, 2003, and subsequent option grants are described in the Compensation Committee Report.

Generally, the Company or Mr. Carney may terminate this agreement for any reason or no reason. However, if during the term of the agreement, the Company terminates Mr. Carney’s employment for any reason other than cause or permanent disability or he resigns for good reason (as these various terms are defined in the agreement), then the Company agrees to pay him: (a) an amount equal to his base compensation for a period of 12 months following the termination at the rate then in effect and in accordance with the Company’s standard payroll procedures; (b) an amount equal to a reimbursement for COBRA costs for himself and his eligible dependents, for identical coverage as was provided to him immediately prior to termination (to the maximum extent otherwise available under plans maintained by the Company), for a period of 12 months following the termination of his employment if he timely elects to continue his medical coverage under COBRA; and (c) with respect to the period of 12 months following termination, an amount equal to the target bonus (but not in excess of 100% of his base compensation for that period) that would otherwise have been payable if he remained employed by the Company, due at such date or dates such bonus would otherwise have been payable. In addition, the percentage of the options initially granted under the agreement, and other options, if any, awarded to him thereafter, that is exercisable and vested shall be determined by adding 12 months to the actual length of his employment.

If, during the term of Mr. Carney’s employment agreement and within 12 months after the Company is subject to a change in control as defined in the agreement, the Company terminates his employment for any reason other than cause or permanent disability or he resigns his employment for good reason, then the Company agrees to pay him: (a) an amount equal to his base compensation for a period of 24 months following the termination at the rate then in effect and in accordance with the Company’s standard payroll procedures; (b) an amount equal to a reimbursement for COBRA costs for himself and his eligible dependents, for identical coverage as was provided to him immediately prior to termination (to the maximum extent otherwise available under plans maintained by the Company), for a period of 24 months following the termination of his employment if he timely elects to continue his medical coverage under COBRA; and (c) with respect to the period of 24 months following termination, an amount equal to the target bonus (i.e., 200% of his base compensation for that 2 year period) that would otherwise have been payable if he remained employed by the Company, due at such date or dates such bonus would otherwise have been payable.

If, during the term of Mr. Carney’s employment agreement and within 12 months after the Company is subject to a change in control as defined in the agreement, the Company terminates his employment for any reason other than cause or permanent disability or he resigns his employment for good reason, the following additional provisions apply to the options initially granted under the agreement and other options, if any, awarded to Mr. Carney thereafter. Mr. Carney will receive immediate 100% vesting of any unvested portion of the options if his employment so ends. Nevertheless, if the change of control is an acquisition of the Company and the acquiring or surviving corporation does not elect to assume or substitute new options for the options, Mr. Carney shall have the right to exercise any options then held by him, in full, including any previously unvested shares, immediately prior to the closing of the change of control transaction (whether or not his employment ends) and the options will terminate upon that change of control to the extent not assumed by the acquiring or surviving corporation. If there is a change of control and the acquiring or surviving corporation elects to assume or substitute new options for the options, then, and only then, Mr. Carney will be entitled to exercise those assumed or substituted options as they otherwise vest during the continuing term of his employment or within one (1) year after his employment ends as described above, but in no event may an option be exercised after the expiration of the original option term.

To the extent any benefits provided under the agreement would subject Mr. Carney to a parachute tax under Section 4999 of the Internal Revenue Code of 1986, as amended, in connection with a change of control of the Company, the Company will provide him with a supplemental tax gross up payment to cover such tax liability as a result of the parachute tax, but the Company is not obligated to make any such supplemental payment in excess of $1,000,000.

The merger with IBM described in Proposal No. 1 would qualify as a change in control for purposes of Mr. Carney’s employment agreement. However, as noted above, in the event of the merger with IBM, Mr. Carney’s employment agreement with Micromuse would be replaced with the terms of his offer letter with IBM which are described in “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

Ian Halifax Employment Agreement

Mr. Halifax’s employment agreement dated as of December 3, 2004, provides a base salary of $275,000 per year and a target bonus of $137,500 per year, $34,375 per quarter, prorated for any quarter in which he commenced employment. The bonus is guaranteed for the first year of employment and shall not exceed $137,500. In addition, the employment agreement provides that if the Company terminates his employment for any reason other than cause or permanent disability or he resigns his employment for good reason, then the Company will pay him severance pay as follows: (a) the Company shall pay Mr. Halifax his base compensation for a period of 12 months following the termination of his employment at the rate in effect at the time of the termination of employment, which shall be paid in accordance with the Company’s standard payroll procedures or in a lump sum, at the Company’s election; (b) the Company shall pay him the amount equal to the on target bonus amount in effect at the time of termination of employment as a target bonus if and only if that amount would otherwise have been payable; and (c) the percentage of options awarded to Mr. Halifax that is exercisable and vested shall be determined by adding six (6) months to the actual length of his employment.

Also, pursuant to the employment agreement, the Company granted Mr. Halifax options to purchase 400,000 shares of the Company’s common stock. The 400,000 option shares become exercisable and vested over a four (4) year period as follows: 100,000 shares become exercisable and vested upon completing his initial twelve (12) continuous months of full-time employment measured from the date of grant, and thereafter 1/48th of the 400,000 shares become exercisable and vested monthly upon his completing each additional month of employment over the succeeding 36 month period commencing on the 12 month anniversary of the date of grant.

If, during the term of his Employment Agreement, the Company is subject to a change in control or corporate transaction as defined in the agreement and the Company terminates his employment within 12 months of such change in control or corporate transaction for any reason other than cause or permanent disability or he resigns his employment for good reason, the following additional provisions apply to the options to purchase 400,000 shares initially granted under the agreement. Mr. Halifax will receive immediate 100% vesting of any unvested portion of the options if his employment so ends. Notwithstanding the foregoing, if there is a corporate transaction and the acquiring or surviving corporation does not elect to assume or substitute new options for the options, Mr. Halifax shall have the right to exercise the options granted to him under the Employment Agreement in full, including any previously unvested shares, immediately prior to the closing of a corporate transaction (whether or not his employment ends) and the options shall terminate immediately following the consummation of the corporate transaction.

The Compensation Committee has approved the early payment of Ian Halifax’s quarterly bonus of $34,375 in December 2005 to offset the tax effect of the payments to be received by Mr. Halifax in connection with the merger with IBM. Mr. Halifax’s bonus would ordinarily be paid after the end of our first fiscal quarter in 2006. In approving the early payment of this bonus, the Compensation Committee took note of the fact that Mr. Halifax’s bonus was fixed for the first year of his employment and that the payment of his bonus was guaranteed pursuant to the terms of his employment agreement with the Company.

On December 13, 2005, the Company and Mr. Halifax entered into an amendment to his employment agreement as follows. If the Company terminates Mr. Halifax’s employment for a reason other than cause or permanent disability or if Mr. Halifax resigns for good reason as defined in the amended employment agreement, Mr. Halifax will be entitled to a lump sum cash payment equal to one times his then base compensation and one times his annual target bonus amount, and reimbursement of COBRA costs for himself and dependents for 12 months if he timely elects continued medical coverage. If there is a change of control or corporate transaction, and his employment is terminated without cause or he resigns for good reason, all as defined in the employment agreement, Mr. Halifax will be entitled to the lump sum cash payments and COBRA reimbursement described above.

The merger with IBM described in Proposal No. 1 would qualify as a change in control for purposes of Mr. Halifax’s employment agreement. However, as noted above, in the event of the merger with IBM, Mr. Halifax’s employment agreement with Micromuse would be replaced with the terms of his offer letter with IBM which are described in “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

Nell O’Donnell Employment Agreement

Ms. O’Donnell’s employment continuation agreement provides that the Company will give her 6 months notice of termination other than for cause and that during such notice period she shall receive her base and bonus compensation, option vesting and benefits.

On December 13, 2005, the Company and Ms. O’Donnell entered into an amendment to her employment agreement as follows. If the Company terminates Ms. O’Donnell’s employment without cause or if she resigns for good reason, whether before or after a change of control, all as defined in her continuation agreement, she will be entitled to (i) a lump sum cash payment equal to 6 months of her then base salary, plus the higher of 6 months of her target bonus or the actual bonus achieved during the 6 months prior to the date of termination, plus an amount that is reasonable to enable her to purchase life and disability insurance during the 6 months following the date of termination, (ii) reimbursement for COBRA costs for herself and her dependents for a period of 6 months following termination of employment if she timely elects continued medical coverage, and (iii) additional vesting of her stock options by adding 3 months to the length of her service for this purpose. If there is a change of control or corporate transaction, and her employment is terminated without cause or she resigns for good reason, all as defined in her continuation agreement, Ms. O’Donnell will be entitled to receive the greater of (A) immediate vesting of 50% of any unvested stock options, or (B) 6 months vesting of any unvested portion of her stock options.

As noted above, in the event of the merger with IBM, Ms. O’Donnell’s employment agreement with Micromuse would be replaced with the terms of her offer letter with IBM which are described in “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

Arun Oberoi Employment Agreement

Mr. Oberoi’s employment agreement provides for a base salary of $300,000 per year. Mr. Oberoi’s original employment agreement also provided for a performance based bonus set by the Compensation Committee of the board of directors. The initial and current bonus is based on achievement of quarterly revenue and earnings targets. Prior to December 15, 2005, Mr. Oberoi’s employment agreement provided for a quarterly bonus range of $30,000 (for achievement of 75% of quarterly revenue and earnings targets) up to $172,710 (for achievement of at least 140% of quarterly revenue and earnings targets). On December 15, 2005, we amended Mr. Oberoi’s existing employment agreement to reduce the percentage of quarterly revenue and earnings targets that needs to be achieved for him to receive the maximum quarterly incentive bonus of $172,710. The percentage target for the maximum quarterly incentive bonus is now 110%. In addition, this amendment reduced the amount that Mr. Oberoi would receive upon achievement of 75% of quarterly revenue and earnings targets to $29,500. We intend to disclose and discuss this amendment to Mr. Oberoi’s employment agreement in Part II, Item 5 of our next quarterly report on Form 10-Q.

Mr. Oberoi also received an initial option grant of 700,000 options of which 200,000 will become vested and exercisable upon the earlier of six years of employment with the Company or the achievement of sales performance metrics that are specified in his employment agreement.

125,000 of the remaining 500,000 options will become vested upon completion of his first year of employment with the Company and the balance of his options are exercisable and vest monthly upon his completion of each additional month of service over the succeeding 36 month period. In addition, the employment agreement provides that if the Company terminates his employment for any reason other than cause or permanent disability or he resigns his employment for good reason, then the Company will pay him severance pay as follows: (a) the Company shall pay Mr. Oberoi his base compensation for a period of 12 months following the termination of his employment at the rate in effect at the time of the termination of employment, which shall be paid in accordance with the Company’s standard payroll procedures; (b) the Company shall pay him the amount equal to the on target bonus amount in effect at the time of termination of employment as a target bonus if and only if that amount would otherwise have been payable; and (c) the percentage of options awarded to Mr. Oberoi that is exercisable and vested shall be determined by adding six (6) months to the actual length of his employment.

If, during the term of Mr. Oberoi’s employment agreement, the Company is subject to a change in control or corporate transaction as defined in the agreement and the Company terminates his employment within 12 months of such change in control or corporate transaction for any reason other than cause or permanent disability or he resigns his employment for good reason, the following additional provisions apply to the options initially granted under the agreement and all other options granted to him during the term of his employment. Mr. Oberoi will receive immediate 100% vesting of any unvested portion of the options if his employment so ends. Notwithstanding the foregoing, if there is a corporate transaction and the acquiring or surviving corporation does not elect to assume or substitute new options for the options, Mr. Oberoi shall have the right to exercise the options granted to him under the employment agreement in full, including any previously unvested shares, immediately prior to the closing of a corporate transaction (whether or not his employment ends) and the options shall terminate immediately following the consummation of the corporate transaction.

The December 15, 2005 amendment to Mr. Oberoi’s employment agreement included the following changes. If the Company terminates Mr. Oberoi’s employment for a reason other than cause or permanent disability or if Mr. Oberoi resigns for good reason as defined in the employment agreement, he will be entitled to a lump sum cash payment equal to one times his then base compensation and one times his annual target bonus amount, and reimbursement of COBRA costs for himself and dependents for 12 months if he timely elects continued medical coverage. If there is a change of control or corporate transaction, and his employment is terminated without cause or he resigns for good reason, all as defined in the employment agreement, Mr. Oberoi will be entitled to the lump sum cash payments and COBRA reimbursement described above.

The merger with IBM described in Proposal No. 1 would qualify as a change in control for purposes of Mr. Oberoi’s employment agreement. However, as noted above, in the event of the merger with IBM, Mr. Oberoi’s employment agreement with Micromuse would be replaced with the terms of his offer letter with IBM which are described in “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

Michael L. Luetkemeyer Employment Agreement

Mr. Luetkemeyer’s offer letter, dated as of October 1, 2001 provides a base salary of $250,000 per year and a target bonus of $175,000 (of which the first year was guaranteed). The offer letter was amended by a continuation agreement dated January 19, 2004. The offer letter (as amended) provides that if his employment is terminated by the Company other than for good cause, or is terminated following a change of control as defined in the Company’s stockholder approved stock option plan, he shall be guaranteed to receive his base salary and prorated target bonus for the year following such termination. Mr. Luetkemeyer resigned as an executive officer in February 2005, continues to provide services during a transition period, and received salary and bonus payments for fiscal 2005 described in the Summary Compensation Table.

The Company and Mr. Luetkemeyer recently entered into an amendment to his continuation agreement in response to the changing regulations under Section 409A of the Internal Revenue Code of 1986, as amended, and agreed that Mr. Luetkemeyer’s transition period will terminate on March 15, 2006, earlier than originally agreed, and in return Mr. Luetkemeyer will receive the remainder of his transition payments in a lump sum on his earlier termination date.

Other Option Acceleration Provisions Relating to Change of Control

Under the Company’s 1997 Stock Option/Stock Issuance Plan, upon a Corporate Transaction, generally defined as a transfer of all or substantially all of the Company’s assets in dissolution or liquidation, or transfer of voting control of the Company in a merger or consolidation, the vesting of each outstanding option shall automatically accelerate so that each such option shall become fully vested and exercisable (and applicable repurchase rights shall lapse), except to the extent any such option is assumed or replaced with a comparable option or cash incentive program by the successor corporation. In addition, the board of directors or an authorized committee has the discretion to provide for the automatic acceleration of vesting of any options upon the occurrence of a Corporate Transaction or Change in Control (generally, qualified by reference to the detailed provisions of the plan, where a person or group acquires control of the Company without approval by the board of directors or if certain defined changes in the board of directors occur during a 36 month period) or upon an involuntary termination of employment following such a transaction.

The merger with IBM described in Proposal No. 1 above would qualify as a Corporate Transaction for purposes of the Company’s 1997 Stock Option/Stock Issuance Plan. Pursuant to the terms of the merger agreement, each outstanding option for Company common stock that is vested and unexercised will be canceled in exchange for a payment equal to $10.00 cash less the exercise price of the affected option. Each option that is unvested will be converted into an option to purchase a number of shares of IBM’s common stock determined by multiplying the number of shares of Company common stock subject to such unvested stock option by a fraction, the numerator of which is $10.00 and the denominator of which is the average closing price per share of IBM’s common stock on the New York Stock Exchange Composite Transactions Tape for the 10 trading days immediately prior to the effective time of the merger, except that options held by non-employee directors will be accelerated in full, and options held by certain executive officers and key employees will be accelerated in part. See “The Merger – Interests of Micromuse’s Executive Officers and Directors in the Merger.”

In addition, options granted in Fall of 2002 to Michael Luetkemeyer and Nell O’Donnell, who were employed at the time as officers, have the following provisions relating to a change of control:

(a) Immediately prior to a Change in Control or Corporate Transaction, the option, to the extent outstanding at the time but not otherwise fully exercisable, automatically accelerates so that the option becomes immediately exercisable for all the option shares at the time subject to the option and may be exercised for any or all of those option shares as fully vested shares; and

(b) The option, as so accelerated, remains so exercisable until the earlier of (i) the original expiration date of the option or (ii) the expiration of the one (1)-year period measured from the date of the optionee’s involuntary termination.

The options granted in the Fall of 2002 to Mr. Luetkemeyer and Ms. O’Donnell are fully vested and are not affected by the merger with IBM contemplated by Proposal No. 1.

Similarly, the options granted to members of the board of directors in the years 2001 and 2002 had the following provisions relating to a change of control:

(b) Immediately prior to a Change in Control or Corporate Transaction, the option, to the extent outstanding at the time but not otherwise fully exercisable, automatically accelerates so that the option becomes immediately exercisable for all the option shares at the time subject to the option and may be exercised for any or all of those option shares as fully vested shares; and

(b) The option, as so accelerated, remains so exercisable until the earlier of (i) the original expiration date of the option or (ii) the expiration of the one (1)-year period measured from the date of the Change in Control or Corporate Transaction.

The options granted in 2001 and 2002 to Messrs. Jackson and Schwab and Ms. Wallman are fully vested and are not affected by the merger with IBM contemplated by Proposal No. 1.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of the board of directors, the executive officers of the Company and certain persons, if any, who beneficially own more than 10% of the Company’s outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which require them to file reports with respect to their ownership of the Company’s common stock and their transactions in the common stock. Based upon the copies of Section 16(a) reports that the Company received from such persons or the written representations received from one or more of such persons concerning reports required to be filed by them for the 2005 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by the persons known to the Company to be subject to the Section 16(a) reporting requirements.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2005, included in the Company’s Annual Report on Form 10-K for that year.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2005, with management of the Company and independently with KPMG LLP.

The Audit Committee has also discussed with the Company’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) as amended, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, as amended or, the Independence Discussions with Audit Committees, and has discussed with KPMG LLP the independence of KPMG LLP from the Company.

Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors

John C. Bolger Michael E. W. Jackson David C. Schwab Kathleen M. H. Wallman

PROPOSAL NO. 4 – APPROVAL OF THE 2006 STOCK INCENTIVE PLAN

Introduction.

Micromuse requests its stockholders to approve the 2006 Stock Incentive Plan by voting in favor of Proposal No. 4.

Our board of directors approved the 2006 Stock Incentive Plan, referred to below as the 2006 Plan, in December 2005, subject to approval by our stockholders. A copy of the 2006 Plan is included with this proxy statement as Annex D. The summary of the 2006 Plan provided below does not describe all terms of the 2006 Plan and is qualified in its entirety by reference to the full text of the 2006 Plan.

We are proposing the 2006 Plan because our principal equity compensation plan, the 1997 Stock Option/Stock Issuance Plan, or our 1997 Plan, expires on March 6, 2006. We believe it is essential to replace our expiring 1997 Plan with the 2006 Plan to enable Micromuse to continue to recruit, retain and motivate key employees who contribute to our success and to recruit and maintain qualified directors on our board of directors. The 2006 Plan will not become effective unless our stockholders approve it. In addition, under the merger agreement with IBM described in Proposal No. 1, above, we are prohibited from issuing options or other awards under this plan in excess of the difference between 400,000 shares and the number of options and other awards granted under the 1997 Plan between the date of signing the merger agreement and the expiration of the 1997 Plan, without obtaining IBM’s prior written consent.

As of November 30, 2005, there were 4,230,391 shares available under the 1997 Plan for future awards through March 6, 2006, and 17,925,529 shares underlying options then outstanding. Micromuse has elected not to use the 4,000,000 shares which otherwise became available as of October 1, 2005, under the 1997 Plan evergreen provision.

Although stock options remain outstanding under our 1998 Non-Officer Stock Option/Stock Issuance Plan, we have a policy not to issue additional awards under that plan, and shares underlying those outstanding options represent less than 1% of our outstanding shares. Our only other equity compensation plan consists of our Employee Stock Purchase Plan, which is described in Note 4 in Notes to Consolidated Financial Statements in Item 8 of our Form 10-K for fiscal year 2005 filed with the SEC on December 14, 2005.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE 2006 PLAN.

Summary of Key Terms of the 2006 Plan

Important features of the 2006 Plan include the following:

•	The 2006 Plan has a 2-year term expiring February 12, 2008.

•	A total of 6,400,000 shares is reserved for future awards under the 2006 Plan, representing approximately 8% of our currently outstanding shares, or an average of less than 4% per year of currently outstanding shares over the 2-year term.

•	In addition, Micromuse has adopted a policy that during each fiscal year ending October 31, 2006, 2007, and 2008, our equity award run rate will not exceed 4% in any given fiscal year. For this purpose, the equity award run rate means (i) the number of shares underlying options awarded plus four times the number of shares underlying other equity-related awards (including restricted stock) for which the participant does not pay the grant date share fair market value, divided by (ii) the number of shares outstanding at the beginning of the fiscal year. This limitation applies to awards that can result in the delivery of shares under the 2006 Plan and any other equity compensation plan that may be in effect during those years, except that this limitation will not apply to plans assumed in acquisitions, employee stock purchase plans intended to qualify under Section 423 of the Internal Revenue Code, and certain other tax-qualified plans.

•	No more than 10% of the total share reserve, or 640,000 shares, may be awarded in the aggregate as direct issuances of stock or rights to future issuances of stock without an exercise price.

•	The 2006 Plan prohibits any reduction of stock option exercise prices or other repricing of options, other than by amendment approved by our stockholders.

•	There is no “evergreen” provision that automatically increases the total share reserve.

•	Stock options awarded under the 2006 Plan will have terms of 7 years or less.

Types of Awards

The 2006 Plan is divided into:

•	the Option Grant Program, under which eligible individuals may be granted options to purchase shares of common stock at an exercise price of at least 100% of their fair market value on the option grant date, and

•	the Stock Issuance Program, under which eligible individuals may be issued shares of common stock, or rights to future issuances of shares, with or without cash consideration or for services or any other legally permissible consideration, subject to any legal requirement for consideration equal to the par value of the shares.

Administration

The Compensation Committee of the board of directors, described under “Proposal No. 3 – Election of Directors,” will administer the 2006 Plan subject to the authority of the board of directors to assume plan administration in whole or in part. A secondary committee of one or more directors may also administer the 2006 Plan with respect to plan participants who are not executive officers subject to the “short-swing profit” rules of federal securities laws. The current secondary committee, known as the Stock Option Sub-Committee, is also described under the Compensation Committee reference above.

Subject to the other specific terms of the 2006 Plan, the respective plan administrator has full authority to determine:

•	Eligible individuals who are to receive awards under the 2006 Plan,

•	Number of shares to be covered by each award,

•	Date or dates on which options or stock issuance rights become deliverable, exercisable or vested,

•	Maximum term for which stock options remain outstanding,

•	Whether a granted option will be an incentive stock option that satisfies the requirements of Internal Revenue Code Section 422 or a non-statutory option not intended to meet those requirements, and

•	Remaining provisions of the award.

Eligibility

The following individuals are eligible to receive awards under the 2006 Plan:

•	Employees (including officers) of Micromuse;

•	Non-employee members of our board of directors or the board of directors of any of our subsidiary corporations; and

•	Consultants and other independent advisors who provide bona fide services to Micromuse.

As of November 30, 2005, there were approximately 655 employees and 4 non-employee directors who would have been eligible to participate in the 2006 Plan if the plan were then in effect.

Securities Subject to 2006 Plan

The maximum number of shares of common stock underlying awards made during the term of the 2006 Plan is 6,400,000 shares. No one person participating in the 2006 Plan may receive options and direct stock issuances for more than 500,000 shares of common stock per calendar year. If an option expires or terminates for any reason prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent awards under the 2006 Plan. Unvested shares awarded under the Stock Issuance Program that are forfeited or repurchased by Micromuse under the terms of the award agreements are also available for subsequent awards under the 2006 Plan.

Option Grant Program

Other plan terms relating to options include the following:

•	Options granted under the Option Grant Program become exercisable or vested at such time or times, on such performance or other conditions, and during such period as the respective plan administrator may determine and as described in the option agreement.

•	The option exercise price may be paid in cash, check made payable to Micromuse, or shares of common stock.

•	Options may also be exercised through a program under which a brokerage firm effects the immediate sale of the shares purchased under the option and pays to Micromuse out of the sale proceeds sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

•	No optionee has any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee’s lifetime, the option may be exercised only by the optionee.

•	Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. During the limited post-service exercise period, the option will normally be exercisable only as to the vested shares at the time of cessation of service. The Compensation Committee or board of directors has complete discretion to extend the exercisability period following the optionee’s cessation of service and/or to accelerate the exercisability and vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

•

The shares of common stock that are acquired upon the exercise of one or more options that are not then vested may be subject to repurchase by Micromuse at the original exercise price paid per share, upon the optionee’s cessation of service prior to vesting in such shares. The Committee or board of directors has complete discretion in establishing the vesting schedule and may cancel the company’s outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

•	Incentive options may only be granted to employees of Micromuse or its subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the common stock for which one or more options granted to any employee under the 2006 Plan (or any other Micromuse equity plan) may for the first time become exercisable as incentive options shall not exceed $100,000.

Stock Issuance Program

Other plan terms relating to the Stock Issuance Program include the following:

•	The shares may either be immediately vested or deliverable upon issuance, or subject to a vesting or delivery schedule tied to the performance of service or the attainment of performance goals established under the discretionary authority of the respective plan administrator.

•	The board of directors or Compensation Committee will also have the discretionary authority at any time to accelerate the vesting or delivery of unvested shares.

Acquisition or Change in Control

If there is a “Corporate Transaction” as defined in the 2006 Plan and unless the acquiring company assumes or substitutes awards as described below, each outstanding option or other right to acquire shares under the 2006 Plan will, immediately before the effective date of the Corporate Transaction, become fully vested and exercisable for all of the award shares, and any repurchase right applicable to shares awarded under the 2006 Plan will also terminate.

A “Corporate Transaction” means

•	the sale, transfer, or other disposition of all or substantially all of Micromuse’s assets in complete liquidation or dissolution of Micromuse, or

•	a merger or consolidation in which securities with more than 50% of the total combined voting power of Micromuse’s outstanding securities are transferred to a person or persons other than the persons holding those securities immediately before such transaction.

However, the vesting of an award will not accelerate and repurchase rights will not terminate if and to the extent:

•	the award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent) or to be replaced with a comparable award in respect of shares of the capital stock of the successor corporation (or parent),

•	a stock option is to be replaced with a cash incentive program of the successor corporation that preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to the option, or

•	the acceleration of vesting is subject to other limitations imposed by the board of directors or Compensation Committee at the time of the award.

Immediately following the consummation of the Corporate Transaction, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation.

For any options that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, the board of directors or Compensation Committee may accelerate the vesting if the optionee experiences an involuntary termination within 18 months following the effective date of such Corporate Transaction. Any options so accelerated will remain exercisable for fully vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one-year period measured from the effective date of the involuntary termination.

Each outstanding option or stock issuance agreement covering unissued shares that is assumed in connection with a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities that would have been issued in connection with the Corporate Transaction to the holder had the award been exercised immediately before the Corporate Transaction. Appropriate adjustments will also be made to the option exercise price and any purchase price payable per share and to the class and number of securities available for future issuance under the 2006 Plan on both an aggregate and a per-participant basis.

The board of directors or Compensation Committee also has discretion at the time of making awards or thereafter to provide for acceleration of vesting or termination of repurchase rights in connection with a Corporate Transaction whether or not the acquiring company assumes or substitutes awards in the transaction.

If there is a Change in Control as defined in the 2006 Plan, the board of directors or Compensation Committee has the discretion to accelerate the vesting of outstanding options and terminate Micromuse’s outstanding repurchase rights. The board of directors or Compensation Committee also has the discretion to terminate Micromuse’s outstanding repurchase rights, if any, if an optionee terminates service within a specified period following the Change in Control.

A “Change in Control” means:

•	any person or related group of persons (other than Micromuse or a person that directly or indirectly controls, is controlled by, or is under common control with, Micromuse) acquires beneficial ownership of more than 50% of our outstanding voting stock without the board of directors’ recommendation, or

•	there is a change in board of directors’ membership over a period of 36 consecutive months or less such that a majority of the members of board of directors ceases by reason of a proxy contest, to be comprised of individuals who (a) have been members of the board of directors continuously since the beginning of such period or (b) have been elected or nominated for election as members of the board of directors by the continuing members of the board of directors.

The acceleration of vesting of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of Micromuse.

Valuation

For purposes of establishing the option exercise price, stock issuance purchase price, if any, and any other valuation purposes under the 2006 Plan, the fair market value of a share of common stock on any relevant date will be the closing price per share of common stock on that date, as such price is reported on the NASDAQ National Market. As of November 30, 2005, the closing price of our common stock as reported on the NASDAQ National Market was $7.41 per share.

Changes in Capitalization

If any change is made to the common stock issuable under the 2006 Plan, such as a stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding common stock as a class without receipt by Micromuse of consideration, appropriate adjustments will be made to:

•	the maximum number and/or class of securities issuable under the 2006 Plan or as direct stock issuances,

•	the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances per calendar year, and

•	the number and/or class of securities and the exercise price per share in effect under each outstanding option, and with respect to unissued shares under each stock issuance agreement, in order to prevent the dilution or enlargement of benefits under the award.

2006 Plan Amendments

The board of directors may amend or modify the 2006 Plan in any and all respects whatsoever. The approval of the stockholders will be obtained for any amendment or modification to the extent required by applicable laws, rules or listing standards. An amendment or modification will not impair the rights or obligations of participants under previously made awards without the participants’ consent.

Term

Unless sooner terminated by the board of directors, the 2006 Plan will in all events terminate on February 12, 2008. Any options outstanding at the time of such termination will remain in force and be governed by the award agreements and the 2006 Plan that is effective on the award grant date.

Registration of Shares

If our stockholders approve the 2006 Plan, Micromuse expects to file a registration statement on Form S-8 as soon as practicable after the special meeting to register the common shares that may be issuable under the 2006 Plan, unless the merger is consummated and we do not make any awards under this plan.

New Plan Benefits

No awards have been granted under the 2006 Plan. We do not intend to grant any awards under the 2006 Plan until the expiration of the 1997 Plan, subject to any applicable requirements under the merger agreement with IBM. Because future awards under the 2006 Plan are discretionary and not yet determined, benefits to be received by individual participants are not determinable at this time and we have therefore not included a table estimating future awards. Information concerning certain past stock option grants is set forth under the “Executive Compensation” section of this proxy statement and under “Proposal No. 3 – Election of Directors.”

Federal Income Tax Consequences of Options and Other Awards Granted Under the 2006 Plan

The following summary briefly describes federal income tax consequences of awards under the 2006 Plan, but is not a detailed or complete description of all federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions.

Participants in the 2006 Plan should consult their own professional tax advisors concerning tax aspects of awards under the 2006 Plan. Nothing in this proxy statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.

The discussion below concerning tax deductions that may become available to Micromuse under federal tax law is not intended to imply that Micromuse will necessarily obtain a tax benefit or asset from those deductions. Taxation of share-based payments in other countries is complex, does not generally correspond to federal tax laws, and is not covered by the summary below.

Options granted under the 2006 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options that are not intended to meet such requirements. Micromuse intends to grant all options in compliance with Section 409A of the Code relating to “deferred compensation.” Failure to comply with Section 409A of the Code may result in different tax consequences for the recipient, including an increased tax rate and interest. The federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options:

•	Effect on individual generally: No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares over the exercise price paid for the shares on the date of exercise will be includable in alternative minimum taxable income. In addition, the optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

•	Dispositions by optionee: For federal tax purposes, dispositions are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than 2 years after the option grant date and more than 1 year after the exercise date. If the optionee fails to satisfy either of these two holding periods before the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

•	If there is a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares.

•	If there is a disqualifying disposition of the shares, then the optionee will realize taxable ordinary income equal to the lesser of: (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the excess of the amount the optionee realizes upon the sale of the stock (over the exercise price). The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on how long the optionee has held the stock.

•	Effect on Micromuse: If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction for the taxable year in which such disposition occurs. Our deduction is equal to the amount of taxable income recognized by the optionee. Micromuse is not allowed a deduction if the optionee makes a qualifying disposition of the purchased shares.

Non-Statutory Options:

•

Effect on individual: No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss generally will be long-term or short-term depending on how long the optionee holds the stock.

•	Effect on Micromuse: Subject to the requirement of reasonableness, Section 162(m) of the Internal Revenue Code, and the satisfaction of a reporting obligation, Micromuse will generally be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of Micromuse in which such ordinary income is recognized by the optionee.

Stock issuances, effect on individual:

•	If the shares issued may be repurchased by Micromuse at the original purchase price upon the holder’s service termination before vesting in such shares, the holder will not recognize any taxable income at the time of exercise but will be subject to tax as ordinary income as and when the Micromuse repurchase right lapses, on an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses for such shares over (b) the amount, if any, paid for the shares.

•	The holder may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of acquisition of the shares an amount equal to the excess of (a) the fair market value of the acquired shares on the acquisition date over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses. If the holder subsequently forfeits the restricted stock award (or a portion), the holder will not receive any deduction for the amount previously treated as ordinary income.

•	If an eligible participant receives a form of stock issuance award representing a right to receive issuance of shares at some time in the future, the participant is not considered to have taxable income at the time of the award of this right. When vested stock rights of this type are settled and stock is issued, the participant will recognize ordinary income equal to the fair market value of the shares received less the amount paid, if any, for the shares. It is not possible to make a Section 83(b) election in connection with a right to receive issuance of shares at some time in the future.

•	With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.

•	Under certain circumstances the awards may be subject to Section 409A of the Code relating to “deferred compensation,” and subjecting the recipient to including the value of an award as taxable income prior to the time the shares are issued. Failure to comply with Section 409A of the Code may also result in different tax consequences for the recipient, including an increased tax rate and interest.

•	Upon disposition of the stock, the holder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount he or she paid for such stock, plus any amount already recognized as ordinary income. This gain or loss generally will be long-term or short-term depending on how long the individual held the stock.

Stock issuances, effect on Micromuse

•	Subject to the requirement of reasonableness, Section 162(m) of the Internal Revenue Code, and the satisfaction of a reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income recognized by the holder.

Potential limitation on Micromuse deductions.

•	Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. Covered employees consist of the chief executive officer and the four other most highly compensated executive officers. It is possible that compensation attributable to awards in the future under the 2006 Plan, when combined with all other types of compensation received by a covered employee, may cause this limitation to be exceeded in any particular year.

•	Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations promulgated under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is awarded by a compensation committee comprising solely two or more “outside directors,” the option plan contains a per-employee limitation on the number of shares for which options may be awarded during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the award date. The 2006 Plan is designed with the intention that Compensation Committee will have the discretion to make awards of stock options in a manner that would be deductible without regard to the deduction limit of Section 162(m), and is seeking stockholder approval in part to comply with Section 162(m) for this purpose.

•

Any restricted or other stock issued under the Stock Issuance Program will be subject to the deduction limit of Section 162(m) whether or not we attach performance-based vesting requirements to those awards, because we are not seeking stockholder approval of the specific criteria on which performance goals may be based or the maximum amount or formula used in that regard. Compensation attributable to a restricted stock award would only qualify as performance-based compensation if: (a) the award is made by a compensation committee comprising solely two or more

“outside directors;” (b) the award is made or exercisable only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (c) the compensation committee certifies in writing prior to the awarding or exercisability of the award that the performance goal has been satisfied; and (d) prior to the award or exercisability of the award, shareholders have approved the material terms of the award, including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal.

Equity Compensation Plan Information

The following table provides information as of September 30, 2005, with respect to the shares of Micromuse’s common stock that may be issued under its existing equity compensation plans. All compensation plan share numbers have been adjusted to reflect the effect of the two-for-one stock splits declared payable in February and December 2000.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by stockholders(1)	18,385,444	(3)	$10.21	4,129,623	(4)
Equity compensation plans not approved by stockholders(2)	444,145		$11.68	1,071,336

Total	18,829,589		$10.24	5,200,959

(1)	Consists of the 1997 Plan and the 1998 Employee Stock Purchase Plan, or the Purchase Plan.

(2)	Equity compensation plans or arrangements not approved by stockholders are described following this table and consist of the 1998 Non-Officer Stock Option/Stock Issuance Plan, or the Non-Officer Plan, and two warrants issued as compensation to an executive search firm for services in hiring officers of the Company. The Company’s past acquisitions of other companies have not resulted in the Company assuming acquired company plans or issuing options to acquired company employees in respect of acquired company options previously held. Any options otherwise granted to former employees of acquired companies were granted under the 1997 Plan.

(3)	This number does not include purchase rights accrued under the Purchase Plan. Under the Purchase Plan, each eligible employee may purchase up to 1,250 shares of common stock at semi-annual intervals on the last day of January and July each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs or (ii) the closing selling price per share on the semi-annual purchase date. Under the Sub-Plan to the Purchase Plan, which was adopted in February 2005 and amended in July 2005, neither of which affected pre-existing purchase period participation, each eligible employee may purchase up to 1,250 shares of common stock at semi-annual intervals on February 10 and August 10 of each year at a purchase price per share equal to 85% of the closing selling price per share on the last trading day of the semi-annual purchase period.

(4)	This number includes the remaining shares that may be issued under future grants of awards as of September 30, 2005, under the 1997 Plan (which awards may include grants of options or direct issuances of stock), and the remaining 72,356 shares reserved for future purchase as of September 30, 2005, under the Purchase Plan, subject to the following automatic share reserve increase provisions. The 1997 Plan provides that the number of shares of common stock available for issuance under that plan shall automatically increase on October 1 of each fiscal year during the term of the plan, beginning with October 1, 1999, by an amount equal to the lesser of 4,000,000 shares or 5% of the total number of shares then outstanding. However, Micromuse has elected not to use the last evergreen increase available under the 1997 Plan as of October 1, 2005 (the 1997 Plan expires March 6, 2006). The Purchase Plan provides that the number of shares available for purchase under that plan shall automatically be increased by 640,000 shares on the first day of each fiscal year during the term of the plan.

Description of Plans and Arrangements Not Approved by Stockholders

Non-Officer Plan. The Company has adopted a practice and policy that no additional options will be issued and no options have been issued since October 1999, under the Non-Officer Plan that was adopted by the Company’s board of directors in December 1998 and was not submitted to a vote of or approved by the Company’s stockholders. As of September 30, 2005, options granted in or before October 1999 covering 339,824 shares of Common stock were still outstanding under this plan and options covering 988,840 shares had been exercised. The purchase price per share of outstanding options is the fair market value per share of Common stock on the award grant date. Each option has a maximum term of 10 years, vests in installments (which has generally been over a 4 year period of the optionee’s service with the Company), and must normally be exercised within 3 months after termination of employment. The options will vest on an accelerated basis in the event the Company is acquired and those options are not assumed or replaced by the acquiring company.

Warrants. In connection with the hiring of Michael L. Luetkemeyer as the Company’s Chief Financial Officer in October 2001, the Company issued a warrant to an executive search firm as part of that firm’s compensation for services. The warrant was issued October 1, 2001, entitled the holder to purchase, prior to expiration of the warrant, 54,321 shares of the Company’s common stock at an exercise price of $5.42 per share, and expired without exercise on October 1, 2004. In connection with the hiring of Lloyd A. Carney as the Company’s Chief

Executive Officer and Chairman in July 2003, the Company issued a warrant to the same executive search firm as part of that firm’s compensation of services. The warrant was issued on July 28, 2003, expires on July 28, 2006 and entitles the holder to purchase, prior to expiration of the warrant, 50,000 shares of the Company’s common stock at an exercise price of $7.27 per share. Under the terms of this warrant, the holder exercised the warrant in full and converted it into 3,870 shares of the Company’s common stock in October 2005.

PROPOSAL NO. 5 – RATIFICATION OF INDEPENDENT AUDITORS

General

The Audit Committee of the board of directors has appointed the firm of KPMG LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending October 31, 2006. KPMG LLP has audited the Company’s financial statements since the fiscal year ended September 30, 1995.

A representative of KPMG LLP is expected to be present at the special meeting and will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. In the event the stockholders fail to ratify the appointment, the Audit Committee of the board of directors will reconsider its selection.

In the event that the merger with IBM described in Proposal No. 1 is completed, the Company would cease to exist as an independent company and its financial statements would be consolidated with those of IBM.

Fees and Services

The following is a summary of the fees billed to Micromuse by KPMG LLP for professional services with respect to Audit Fees billed for, and other listed services billed during, the fiscal years ended September 30, 2005, and September 30, 2004:

Fee Category	Year Ended September 30, 2005	Year Ended September 30, 2004
Audit Fees (1)	2,266,675	869,362
Audit-Related Fees (2)	140,430	—
Tax Fees (3)	131,761	261,903
All Other Fees (4)	34,968	1,960,456
Total Fees	2,573,834	3,091,721

(1)	Audit fees consist of fees billed for professional services performed by KPMG for the audit of the Company’s annual financial statements included in Form 10-K, the audit of the Company’s internal control over financial reporting, the review of financial statements included in the Company’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees for fiscal year 2005 were for the audit of the Company’s defined contribution plan in the United States pursuant to Section 401(k) of the Internal Revenue Code.

(3)	Tax fees for fiscal years 2005 and 2004 were for tax compliance assistance and assistance with tax audits and tax planning. These services include domestic and international tax return assistance and related compliance services, expatriate tax services, and international tax planning.

(4)	All other fees for fiscal year 2005 were for the following: a) $ 25,902 was billed for professional services related to two former employees’ tax filings and advice performed in the UK; b) $7,920 was billed for professional services assisting in the dissolution and liquidation of RiverSoft KK in Japan. All other fees for fiscal year 2004 were for the following: a) $1,928,800 was billed for professional services related to the restatement of prior years’ financial statements; b) $7,754 was billed for professional services outside the U.S., which includes secretarial services, workers compensation review and tax registration review; and c) $23,902 was billed for fiscal year 2004 for professional fees of which approximately $14,400 was for services related to the management of payroll for one employee in Argentina. Fees approved pursuant to the de minimis limitation allowed by relevant law (SEC Regulation S-X Rule 2-01(c)(7)(i)(C)) accounted for 0.7% of All Other Fees in fiscal year 2004.

Under SEC rules governing independence of the outside auditors, all audit and permissible non-audit services provided by the independent auditors to Micromuse must be approved in advance by the Audit Committee. Under these rules, the Audit Committee may adopt pre-approval policies and procedures that are detailed as to the particular service, require that the Audit Committee be informed about each service, and do not result in the delegation of the Audit Committee’s authority to management.

In addition to the Audit Committee’s authority to pre-approve services on a specific case-by-case basis, Mr. Bolger, as Chair of the Audit Committee, has authority to pre-approve permissible services that are reasonably specified to him in advance, and any services so approved by him will be reported to the full Audit Committee no later than the first quarterly Audit Committee meeting following any such pre-approval. At this time, the Audit Committee has not implemented other pre-approval policies.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP TO SERVE AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2006.

FORM 10-K

THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S REPORT ON FORM 10-K FOR FISCAL YEAR 2005, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO MICROMUSE INC., 650 TOWNSEND STREET, SUITE 475, SAN FRANCISCO, CALIFORNIA 94103, ATTN: INVESTOR RELATIONS.

Stockholder Proposals

If the merger is completed, we will not hold a 2007 annual meeting of stockholders. If the merger is not completed, you will continue to be entitled to attend and participate in our stockholder meetings and we will hold a 2007 annual meeting of stockholders, in which case stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2007 annual meeting of stockholders in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Under the Company’s Amended and Restated Bylaws, stockholders seeking to bring business or nominate directors at an annual meeting of stockholders must provide timely notice in writing to the Company. To be timely, a stockholder’s notice must be delivered to the attention of the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting or, for the annual meeting in 2007, not after December 15, 2006, and not before November 15, 2006. However, in the case of an annual meeting that is called for a date that is not within 30 days before or 60 days after the anniversary date of the immediately preceding annual meeting, such notice to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the date of first public disclosure of the meeting. The Amended and Restated Bylaws specify further requirements for the form and content of a stockholder’s notice. If the Company does not receive timely notice of a stockholder proposal, management of the Company will use its discretionary authority to vote the proxies received as the board of directors may recommend.

Any stockholder who intends to present a proposal for consideration at the annual meeting in 2007 and intends to have that proposal included in the proxy statement and related materials for the annual meeting in 2007, must deliver a written copy of the proposal to the Company’s principal executive offices no later than September 11, 2006, in order for the proposal to be considered for inclusion under the rules of the Securities and Exchange Commission. These proposals should be addressed to Micromuse Inc., 650 Townsend Street, Suite 475, San Francisco, California 94103, Attention: Corporate Secretary.

Other Matters

We know of no other matters to be submitted at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as our board of directors may recommend.

It is important that your shares be represented at the special meeting, regardless of the number of shares which you hold. Therefore, we urge you to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or to vote via the Internet or by telephone.

Where You Can Find More Information

IBM and we file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that IBM and we file with the Securities and Exchange Commission at the Securities and Exchange Commission’s public reference room at the following location:

Public Reference Room

100 F Street, N.E.

Washington, D.C. 20549

Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the public reference room. These Securities and Exchange Commission filings are also available to the public from commercial document retrieval services and at the Internet World Wide Web site maintained by the Securities and Exchange Commission at “http://www.sec.gov.” Reports, proxy statements and other information concerning us may also be inspected at the offices of The NASDAQ Stock Market, One Liberty Plaza, 165 Broadway, New York, NY 10006.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Micromuse Inc.

650 Townsend Street, Suite 475

San Francisco, CA 94103

Attention: Ian Halifax, Micromuse Investor Relations

Telephone: (415) 568-9909

The Micromuse website is “http://www.micromuse.com.”

Micromuse makes the following filings available on its website as soon as reasonably practicable after they are electronically filed with or furnished to the SEC: our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any amendments to those reports filed or furnished under applicable provisions of the Securities Exchange Act of 1934, as amended and SEC rules. You may access these filings on our website at “http://www.micromuse.com“ by clicking on “Our Company,” then “Investor Relations,” and then “SEC filings.” Within the “SEC filings” section, we provide a link to view our SEC filings referred to above, and a separate link to view the “Section 16 Filings” that our directors and officers (and, if applicable, more than 10% stockholders) make to report initial beneficial ownership and changes in beneficial ownership of our common stock. All of the filings and governance documents available under the Investor Relations link on our website are free of charge.

If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:

Mellon Investor Services LLC

44 Wall Street, 7th floor

New York, NY 10005

Attn: Ron Schneider, Senior Manager

Telephone: (917) 320-6252

If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

Micromuse has supplied all information relating to Micromuse, and IBM has supplied all information contained in this proxy statement relating to IBM and merger sub.

You should not send in your Micromuse certificates until you receive the transmittal materials from the paying agent. Our stockholders of record who have further questions about their share certificates or the exchange of our common stock for cash should contact the paying agent.

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [                    ] [    ], 200[    ]. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement). Neither the mailing of this proxy statement to stockholders nor the issuance of cash in the merger creates any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS OF MICROMUSE INC.

San Francisco, California

[                    ] [    ], 200[    ]

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE VIA TELEPHONE OR THE INTERNET AS PROVIDED ABOVE ON PAGE 3. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE SPECIAL MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

ANNEX A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER

Among

INTERNATIONAL BUSINESS MACHINES CORPORATION,

ROOSTER ACQUISITION CORP.

and

MICROMUSE INC.

Dated as of December 20, 2005

Page
ARTICLE I

The Merger

SECTION 1.01. The Merger	1
SECTION 1.02. Closing	1
SECTION 1.03. Effective Time of the Merger	1
SECTION 1.04. Effects of the Merger	1
SECTION 1.05. Certificate of Incorporation and Bylaws	1
SECTION 1.06. Directors	2
SECTION 1.07. Officers	2

ARTICLE II

Conversion of Securities

SECTION 2.01. Conversion of Capital Stock	2
SECTION 2.02. Exchange of Certificates	2

ARTICLE III

Representations and Warranties

SECTION 3.01. Representations and Warranties of the Company	4
SECTION 3.02. Representations and Warranties of Parent and Sub	22

ARTICLE IV

Covenants Relating to Conduct of Business

SECTION 4.01. Conduct of Business	23
SECTION 4.02. No Solicitation	27
SECTION 4.03. Conduct by Parent	29

ARTICLE V

Additional Agreements

SECTION 5.01. Preparation of the Proxy Statement; Stockholders Meeting	29
SECTION 5.02. Access to Information; Confidentiality	30
SECTION 5.03. Reasonable Best Efforts; Consultation and Notice	31
SECTION 5.04. Equity Awards	34
SECTION 5.05. Indemnification, Exculpation and Insurance	35
SECTION 5.06. Fees and Expenses	36
SECTION 5.07. Public Announcements	37
SECTION 5.08. Sub Compliance	37
SECTION 5.09. Certain Pre-Closing Actions	37

ARTICLE VI

Conditions Precedent

SECTION 6.01. Conditions to Each Party’s Obligation to Effect the Merger	37
SECTION 6.02. Conditions to Obligations of Parent and Sub	37
SECTION 6.03. Conditions to Obligation of the Company	38
SECTION 6.04. Frustration of Closing Conditions	38

i

GLOSSARY

Term	Section
Acquisition Agreement	4.02(b)
Adjusted Options	5.04(a)(ii)
Adverse Recommendation Change	4.02(b)
affiliate	8.03(a)
Agreement	Preamble
Appraisal Shares	2.02(g)
Assumed Shares	5.04(a)(v)
Benefit Agreements	3.01(g)
Benefit Plans	3.01(k)(i)
Certificate	2.01(c)
Certificate of Merger	1.03
Closing	1.02
Closing Date	1.02
Code	2.02(f)
Commonly Controlled Entity	3.01(k)(i)
Company	Preamble
Company Bylaws	3.01(a)
Company Certificate	1.05(a)
Company Common Stock	2.01
Company Letter	8.03(b)
Company Personnel	3.01(g)
Company Preferred Stock	3.01(c)(i)
Company Product	8.03(c)
Company Stock Plans	3.01(c)(i)
Confidentiality Agreement	4.02(a)
Contract	3.01(d)
Derivative Work	3.01(p)(iii)
DGCL	1.01
Disclosable Communication	4.02(c)
Effective Time	1.03
Environmental Claim	3.01(l)
Environmental Laws	3.01(l)
ERISA	3.01(m)(i)
ESPP	3.01(c)(i)
ESPP Accumulation Period	5.04(f)
Exchange Act	3.01(d)
FCC	5.02(b)
FCC Licenses	5.02(b)
Filed SEC Documents	3.01(e)(i)
GAAP	3.01(e)(i)
Governmental Entity	3.01(d)
Hazardous Substances	3.01(l)
HSR Act	3.01(d)
indebtedness	3.01(c)(v)
Intellectual Property	3.01(p)(iv)
IRS	3.01(m)(i)
Judgment	3.01(d)
knowledge	8.03(d)
Law	3.01(d)
Leased Real Property	3.01(o)(ii)

Term	Section
Legal Restraints	6.01(c)
Liens	3.01(b)
made available	8.03(e)
Major Customer	3.01(i)(i)(T)
Major Customer Contract	3.01(i)(i)(T)
Major Supplier	3.01(i)(i)(U)
Major Supplier Contract	3.01(i)(i)(U)
Material Adverse Effect	8.03(f)
Merger	Recitals
Merger Consideration	2.01(c)
Non-Affiliate Plan Fiduciary	3.01(m)(ix)
Option Exchange Ratio	5.04(a)(ii)
Parent	Preamble
Parent Common Stock	5.04(a)(ii)
Parent Contract	8.03(g)
Paying Agent	2.02(a)
Pension Plan	3.01(m)(i)
Permit	8.03(h)
Permitted Liens	3.01(i)(i)(G)
person	8.03(i)
Post-Signing Returns	4.01(b)
Primary Company Executives	3.01(n)(vii)
principal executive officer	3.01(e)(iii)
principal financial officer	3.01(e)(iii)
Proxy Statement	3.01(d)
Release	3.01(l)
Residual Stock Plan Shares	5.04(a)(v)
SEC	3.01(d)
SEC Documents	3.01(e)(i)
Section 262	2.02(g)
Securities Act	3.01(e)(i)
Software	3.01(p)(iv)
SOX	3.01(e)(i)
Stockholder Approval	3.01(r)
Stockholders Meeting	5.01(c)
Stock Options	3.01(c)(i)
Sub	Preamble
subsidiary	8.03(j)
Subsidiary	8.03(k)
Substituted Options	5.04(a)(ii)
Superior Proposal	4.02(a)
Surviving Corporation	1.01
Takeover Proposal	4.02(a)
Taxes	3.01(n)(xiii)
Tax Return	3.01(n)(xiii)
Taxing Authority	3.01(n)(xiii)
Terminated Option	5.04(a)(i)
Termination Date	7.01(b)(i)
Termination Fee	5.06(b)
Third Party Software	3.01(p)(iv)
Welfare Plan	3.01(m)(iv)

AGREEMENT AND PLAN OF MERGER dated as of December 20, 2005 (this “Agreement”), by and among INTERNATIONAL BUSINESS MACHINES CORPORATION, a New York corporation (“Parent”), ROOSTER ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), and MICROMUSE INC., a Delaware corporation (the “Company”).

WHEREAS the Board of Directors of each of the Company and Sub deems it in the best interests of their respective stockholders to consummate the merger (the “Merger”), on the terms and subject to the conditions set forth in this Agreement, of Sub with and into the Company in which the Company would become a wholly owned subsidiary of Parent, and such Boards of Directors have approved this Agreement and declared its advisability (and, in the case of the Board of Directors of the Company, recommended that this Agreement be adopted by the Company’s stockholders);

WHEREAS Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger;

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

The Merger

SECTION 1.01. The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”).

SECTION 1.02. Closing. The closing of the Merger (the “Closing”) will take place at 10:00 a.m., New York time, on a date to be specified by the parties, which shall be not later than the first business day after satisfaction or waiver of the conditions set forth in Article VI (other than those that by their terms are to be satisfied or waived at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, unless another time, date or place is agreed to in writing by Parent and the Company; provided, however, that if all the conditions set forth in Article VI shall not have been satisfied or waived on such first business day, then the Closing shall take place on the first business day on which all such conditions shall have been satisfied or waived. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

SECTION 1.03. Effective Time of the Merger. Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on or after the Closing Date, the parties shall file a certificate of merger (the “Certificate of Merger”) in such form as is required by the DGCL (as reasonably agreed by the parties), and executed and acknowledged in accordance with the relevant provisions of the DGCL. The Merger shall become effective at such date and time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such subsequent date and time as Parent and the Company shall agree and specify in the Certificate of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time”.

SECTION 1.04. Effects of the Merger. The Merger shall have the effects set forth in the applicable provisions of the DGCL.

SECTION 1.05. Certificate of Incorporation and Bylaws. (a) The Restated Certificate of Incorporation of the Company, as amended, (the “Company Certificate”) shall be amended at the Effective Time to read in the form of Exhibit A hereto and, as so amended, such Amended and Restated Certificate of Incorporation shall be the Amended and Restated Certificate of Incorporation of the Surviving Corporation until hereafter changed or amended as provided therein or by applicable Law.

(b) The Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law.

SECTION 1.06. Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

SECTION 1.07. Officers. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

ARTICLE II

Conversion of Securities

SECTION 2.01. Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of Common Stock, par value $0.01 per share, of the Company (the “Company Common Stock”), or the holder of any shares of capital stock of Sub:

(a) Capital Stock of Sub. Each issued and outstanding share of common stock of Sub, par value $0.01 per share, shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

(b) Cancelation of Treasury Stock and Parent-Owned Stock. All shares of Company Common Stock that are owned as treasury stock by the Company or owned by Parent or Sub immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist and no consideration shall be delivered or deliverable in exchange therefor.

(c) Conversion of Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) shares to be canceled and retired in accordance with Section 2.01(b) and (ii) the Appraisal Shares) shall be converted into the right to receive $10.00 in cash, without interest (the “Merger Consideration”). At the Effective Time such shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented any such shares (a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration. The right of any holder of any share of Company Common Stock to receive the Merger Consideration shall be subject to and reduced by the amount of any withholding that is required under applicable tax Law.

SECTION 2.02. Exchange of Certificates. (a) Paying Agent. Prior to the Effective Time, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent for the payment of the Merger Consideration upon surrender of Certificates (the “Paying Agent”), and, from time to time after the Effective Time, Parent shall make available to the Paying Agent funds in amounts and at the times necessary for the payment of the Merger Consideration pursuant to Section 2.01(c) upon surrender of Certificates, it being understood that any and all interest or other amounts earned with respect to funds made available to the Paying Agent pursuant to this Agreement shall be turned over to Parent.

(b) Exchange Procedure. As soon as reasonably practicable after the Effective Time, the Paying Agent shall mail to each holder of record of a Certificate (i) a form of letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates held by such person shall pass, only upon proper delivery of the Certificates to the Paying Agent and shall be in a form and have such other provisions as Parent may reasonably specify and which the Company shall reasonably approve) and

(ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancelation to the Paying Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash into which the shares formerly represented by such Certificate shall have been converted pursuant to Section 2.01(c), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the stock transfer books of the Company, payment of the Merger Consideration in exchange therefor may be made to a person other than the person in whose name the Certificate so surrendered is registered if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate.

(c) No Further Ownership Rights in Company Common Stock. All cash paid upon the surrender of a Certificate in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate. At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Paying Agent for transfer or any other reason, they shall be canceled and exchanged as provided in this Article II.

(d) No Liability. None of Parent, Sub, the Company or the Paying Agent shall be liable to any person in respect of any cash delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law. If any Certificates shall not have been surrendered prior to two years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity), any such Merger Consideration in respect thereof shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

(e) Lost Certificates. If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen, defaced or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent shall pay in respect of such lost, stolen, defaced or destroyed Certificate the Merger Consideration.

(f) Withholding Rights. Parent, the Surviving Corporation or the Paying Agent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate taxing authority by Parent, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent.

(g) Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, shares (the “Appraisal Shares”) of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any holder who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL (“Section 262”) shall not be converted into the right to receive the Merger Consideration as provided in

Section 2.01(c), but instead such holder shall be entitled to payment of the fair value of such shares in accordance with the provisions of Section 262. At the Effective Time, the Appraisal Shares shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate that immediately prior to the Effective Time represented Appraisal Shares shall cease to have any rights with respect thereto, except the right to receive the fair value of such shares in accordance with the provisions of Section 262. Notwithstanding the foregoing, if any such holder shall fail to perfect or otherwise shall waive, withdraw or lose the right to appraisal under Section 262 or a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262, then the right of such holder to be paid the fair value of such holder’s Appraisal Shares under Section 262 shall cease and such Appraisal Shares shall be deemed to have been converted at the Effective Time into, and shall have become, the right to receive the Merger Consideration as provided in Section 2.01(c), without interest. The Company shall serve prompt notice to Parent of any demands for appraisal of any shares of Company Common Stock, withdrawals of any such demands and any other instruments served pursuant to the DGCL received by the Company, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. The Company shall not, without the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands, or agree to do or commit to do any of the foregoing.

ARTICLE III

Representations and Warranties

SECTION 3.01. Representations and Warranties of the Company. Except as set forth in the Company Letter (with specific reference to the section of this Agreement to which the information stated in such disclosure relates, provided that disclosure in any section of such Company Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is readily apparent from the face of such disclosure that such disclosure is applicable to such other Section), the Company represents and warrants to Parent and Sub as follows:

(a) Organization, Standing and Corporate Power. Each of the Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept), (ii) has all requisite corporate, company or partnership power and authority to carry on its business as now being conducted and (iii) is duly qualified or licensed to do business and is in good standing in each jurisdiction (except, in the case of good standing, any jurisdiction that does not recognize such concept) in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to be so organized, existing, qualified or licensed or in good standing (except in the case of clause (i) above with respect to the Company), individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect on the Company. The Company has made available to Parent copies of the Company Certificate and the Amended and Restated Bylaws of the Company (the “Company Bylaws”) and the certificate of incorporation and bylaws (or similar organizational documents) of each of its Subsidiaries, in each case as amended to the date of this Agreement. The Company has made available to Parent and its representatives copies of the minutes (or, in the case of draft minutes, the most recent drafts thereof) of all meetings of the stockholders, the Board of Directors and each committee of the Board of Directors of the Company and each of its Subsidiaries held since September 30, 2003. The Company has made available to Parent and its representatives copies of all resolutions of the Board of Directors and each committee of the Board of Directors of the Company in respect of this Agreement and the transactions contemplated hereby.

(b) Subsidiaries. Section 3.01(b) of the Company Letter sets forth a complete and accurate list of each Subsidiary and its place of organization. All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary are owned by the Company, by one or more wholly owned

Subsidiaries of the Company or by the Company and one or more wholly owned Subsidiaries of the Company, free and clear of all pledges, claims, liens, charges, options to purchase, security interests or other encumbrances of any kind or nature whatsoever other than Taxes not yet due and payable (collectively, “Liens”), except for transfer restrictions imposed by applicable securities Laws, and are duly authorized, validly issued, fully paid and nonassessable. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any person.

(c) Capital Structure. (i) The authorized capital stock of the Company consists of 200,000,000 shares of Company Common Stock and 5,000,000 shares of Preferred Stock, par value $0.01 per share of the Company (the “Company Preferred Stock”). At the close of business on December 15, 2005, (A) 79,886,141 shares of Company Common Stock (excluding treasury shares) were issued and outstanding, (B) 3,040,696 shares of Company Common Stock were held by the Company as treasury shares, (C) 18,060,815 shares of Company Common Stock were subject to outstanding options (other than rights under the 1998 Employee Stock Purchase Plan (the “ESPP”)) to acquire shares of Company Common Stock pursuant to the 1997 Stock Option/Stock Issuance Plan and the 1998 Non-Officer Stock Option/Stock Issuance Plan (together with any other stock options granted after the date of this Agreement under the Company Stock Plans pursuant to the terms of this Agreement or the Company Letter, the “Stock Options”) (such plans, together with the ESPP, the “Company Stock Plans”) and (D) 729,040 shares of Company Common Stock were reserved and available for issuance pursuant to the ESPP. No shares of Company Common Stock are subject to transfer restrictions and/or subject to forfeiture back to the Company or repurchase by the Company. Other than the Company Stock Plans, there is no Contract, plan or other arrangement providing for the grant of options exercisable for or into shares of Company Common Stock by the Company or any of its Subsidiaries. No shares of Company Preferred Stock are issued or outstanding. No shares of Company Common Stock are owned by any Subsidiary. The Company has made available to Parent a complete and accurate list, as of the close of business on December 15, 2005, of all outstanding Stock Options, the number of shares subject to each such Stock Option, the grant dates, exercise prices and vesting schedule of each such Stock Option and the name of the holder thereof. As of the date of this Agreement, other than the Stock Options and rights under the ESPP, there are no outstanding rights of any person to receive Company Common Stock under the Company Stock Plans or otherwise, on a deferred basis or otherwise. As of the close of business on December 15, 2005, there were outstanding rights to purchase 421,250 shares of Company Common Stock under the ESPP (assuming the fair market value per share of Company Common Stock on the last day of the ESPP Accumulation Period will be equal to the Merger Consideration). As of the last day of the most recent semi-monthly payroll period ending prior to the date of this Agreement, the aggregate amount credited to the accounts of participants in the ESPP was $1,200,000.

(ii) Except as set forth in Section 3.01(c)(i), as of the close of business on December 15, 2005, no shares of capital stock of, or other equity or voting interests in, the Company, or options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards or other rights to acquire any such stock or securities or other similar rights that are linked to the value of the Company Common Stock or the value of the Company or any part thereof, in any such case whether or not granted in tandem with a related Stock Option, were issued, reserved for issuance or outstanding. Since December 15, 2005, until the date of this Agreement, (A) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company other than issuances of shares of Company Common Stock pursuant to the exercise of Stock Options or rights under the ESPP, in each case outstanding as of the date of this Agreement and only if and to the extent required by their terms as in effect on the date of this Agreement and (B) there have been no issuances by the Company of options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards, other rights to acquire shares of capital stock or other equity or voting interests from the Company or other rights that are linked to the value of Company Common Stock or the value of the Company or any part thereof, other than rights under the ESPP.

(iii) All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company Stock Plans will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no (A) bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries, and (B) except as set forth in this Section 3.01(c), securities or other instruments or obligations of the Company or any of its Subsidiaries, in each case, the value of which is based upon or derived from any capital or voting stock of the Company or which has or which by its terms may have at any time (whether actual or contingent) the right to vote (or which is convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company or any of its Subsidiaries may vote. Except (A) as set forth above, and (B) for rights under the ESPP or the Stock Options in effect as of the date of this Agreement there are no securities, options, warrants, calls, rights, commitments, agreements, instruments, arrangements, understandings, obligations, undertakings or other Contracts to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries is bound, obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, instrument, arrangement, understanding, obligation, undertaking or other Contract. As of the date of this Agreement and without giving effect to Section 5.04(a), each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies and the exercise price of each other Stock Option is no less than the fair market value of a share of Company Common Stock as determined on the date of grant of such Stock Option. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to (A) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or (B) vote or dispose of any shares of the capital stock of, or other equity or voting interests in, any of its Subsidiaries. The Company is not a party to any voting agreements with respect to any shares of the capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries and, to the knowledge of the Company, as of the date of this Agreement there are no irrevocable proxies and no voting agreements with respect to any shares of the capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries.

(iv) All Stock Options may be treated in accordance with Section 5.04(a).

(v) As of the date of this Agreement and excluding any indebtedness of the Company or any Subsidiary to any Subsidiary and any indebtedness of any Subsidiary to the Company, neither the Company nor any of its Subsidiaries has any (A) indebtedness for borrowed money, (B) amounts owing as deferred purchase price for the purchase of any property, (C) indebtedness evidenced by any bond, debenture, note, mortgage, indenture or other debt instrument or debt security, (D) accounts payable to trade creditors and accrued expenses not arising in the ordinary course of business which in the case of this clause (D) are in excess of $1,000,000 in the aggregate, or (E) guarantees with respect to any indebtedness or obligation of a type described in clauses (A) through (D) above of any other person (other than, in the case of clauses (A) through (D), accounts payable to trade creditors and accrued expenses arising in the ordinary course of business) (collectively, “indebtedness”).

(d) Authority; Noncontravention. The Company has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger (subject to obtaining the Stockholder Approval) and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the compliance by the Company with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, to comply with the terms of this Agreement or to consummate the Merger, subject, in the case of the Merger, to obtaining the Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by Parent and Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity. The Board of Directors of the Company, at a meeting duly called and held at which all directors of the Company were present, duly and unanimously adopted resolutions (i) approving and declaring advisable the Merger and this Agreement (ii) declaring that it is in the best interests of the Company’s stockholders that the Company enter into this Agreement and consummate the Merger on the terms and subject to the conditions set forth in this Agreement, (iii) directing that the adoption of this Agreement be submitted to a vote at a meeting of the Company’s stockholders to be held as set forth in Section 5.01(c), and (iv) recommending that the Company’s stockholders adopt this Agreement. The execution and delivery of this Agreement, the consummation of the Merger and compliance by the Company with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under (including any right of a holder of a security of the Company or any of its Subsidiaries to require the Company or any of its Subsidiaries to acquire such security), any provision of (i) the Company Certificate or the Company Bylaws or the certificate of incorporation or bylaws (or similar organizational documents) of any of its Subsidiaries, (ii) any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, legally binding arrangement, legally binding understanding, obligation or undertaking, whether oral or written (each, including all amendments thereto, a “Contract”) or Permit to which the Company or any of its Subsidiaries is a party or bound by or any of their respective properties or assets are bound by or subject to, other than any Parent Contract or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) Federal, state or local, domestic or foreign statute, law, code, ordinance, rule or regulation (each, a “Law”) or (B) Federal, state or local, domestic or foreign, judgment, injunction, order, writ or decree (each, a “Judgment”), in each case, applicable to the Company or any of its Subsidiaries or their respective properties or assets, other than, in the case of clause (i) with respect to the Subsidiaries of the Company and in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, results, losses, Liens, rights or entitlements that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on the Company or that individually or in the aggregate are not reasonably likely to (x) impair in any material respect the ability of the Company to perform its obligations under this Agreement or (y) prevent, materially impede or materially delay the consummation of the Merger. No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Federal, state or local, domestic or foreign, government or any court, administrative agency or commission or other governmental or regulatory authority or agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger or the compliance by the Company with the provisions of this Agreement, except for (A) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable competition, merger control, antitrust or similar Law, (B) the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the adoption of this Agreement by the Company’s stockholders (as amended or supplemented from time to time, the “Proxy Statement”) and such reports under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), as may be required in connection with the execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger or the compliance by the Company with the provisions of this Agreement, (C) the filing of the

Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business, (D) any filings required under the rules and regulations of The Nasdaq Stock Market, Inc. and (E) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices the failure of which to be obtained or made individually or in the aggregate is not reasonably likely to have a Material Adverse Effect on the Company.

(e) SEC Documents. (i) The Company has made available to Parent, or the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC contains in a publicly available format, complete and accurate copies of all reports, schedules, forms, statements and other documents filed with the SEC by the Company since December 31, 2002 (together with all information incorporated therein by reference, the “SEC Documents”). The Company has filed with the SEC each report, schedule, form, statement or other document or filing required by Law to be filed. No Subsidiary is required to file any report, schedule, form, statement or other document with the SEC. As of their respective dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), the Exchange Act and the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (“SOX”), in each case, applicable to such SEC Documents at the time of filing, and none of the SEC Documents at the time it was filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent that information contained in any SEC Document filed and publicly available prior to the date of this Agreement (a “Filed SEC Document”) has been revised or superseded by a later filed SEC Document, none of the SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) of the Company included in the SEC Documents complied at the time it was filed as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto in effect at the time of filing, had been prepared in accordance with generally accepted accounting principles in effect from time to time in the United States of America (“GAAP”) (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which individually or in the aggregate have had, or are reasonably likely to have, a Material Adverse Effect on the Company.

(ii) The Company is in material compliance with the provisions of SOX applicable to it.

(iii) Each of the principal executive officer of the Company and the principal financial officer of the Company has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of SOX as applicable with respect to the SEC Documents, and the statements contained in such certifications were accurate as of the date they were made. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in SOX. Neither the Company nor any of its Subsidiaries has outstanding, or has arranged any outstanding, “extensions of credit” to directors or executive officers within the meaning of Section 402 of SOX.

(iv) Neither the Company nor any of its Subsidiaries is a party to, or has any legally binding commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC)), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or such Subsidiary’s published financial statements or other SEC Documents.

(v) The Company’s system of internal controls over financial reporting is reasonably sufficient in all material respects to provide reasonable assurance (A) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (B) that receipts and expenditures are executed only in accordance with the authorization of management, and (C) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could materially affect the Company’s financial statements.

(vi) The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are reasonably designed in all material respects to ensure that (A) information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and (B) all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(f) Information Supplied. None of the information included or incorporated by reference in the Proxy Statement will, at the date it is first mailed to the Company’s stockholders, at the time of the Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no representation is made by the Company with respect to any such information that was supplied by or on behalf of Parent or Sub in connection with the preparation of the Proxy Statement for inclusion or incorporation by reference therein. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

(g) Absence of Certain Changes or Events. (i) As of the date of this Agreement, since September 30, 2004, the Company and its Subsidiaries have conducted their respective businesses only in the ordinary course consistent with past practice and there has not been (A) any Material Adverse Effect on the Company or any state of facts, change, development, event, effect, condition or occurrence which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on the Company or (B) any material write-down by the Company or any of its Subsidiaries of any of the material assets of the Company or any of its Subsidiaries.

(ii) As of the date of this Agreement, since September 30, 2005, there has not been (A) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s or any of its Subsidiaries’ capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary to its parent, (B) any split, combination or reclassification of any of the Company’s or any of its Subsidiaries’ capital stock or other equity or voting interests or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, (C)(1) any granting by the Company or any of its Subsidiaries to any current or former director, officer or employee of the Company or any of its Subsidiaries (collectively, “Company Personnel”) of any bonus opportunity or any increase in any type of compensation or benefits, except for grants of normal bonus opportunities and normal increases of base compensation or benefits, in each case, prior to the date of this Agreement in the ordinary course of business consistent with past practice, or (2) any payment by the Company or any of its Subsidiaries to any Company Personnel of any bonus, except for bonuses paid or accrued prior to the date of this Agreement in the ordinary course of business consistent with past practice, (D) any granting by the Company or any of its Subsidiaries to any Company Personnel of any severance or termination pay, change in control or similar compensation or benefits or increases therein or of the right to receive any severance or termination pay, change in control or similar compensation or benefits or increases therein, (E) any entry by the Company or any of its Subsidiaries into, or any amendment of, (1) any employment, deferred compensation, change in control, severance, termination, employee benefit, loan, indemnification, stock repurchase, consulting or similar Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, or (2) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement (all such Contracts under this clause (E), including any Contract which is entered into on or after the date of this Agreement, collectively, “Benefit Agreements”), (F) the grant or amendment of any incentive award (including Stock Options, stock appreciation rights, performance units, restricted stock, stock repurchase rights or other stock-based or stock-related awards) or the removal or modification of any restrictions in any such award, (G) any amendment to, or modification of, any Company Stock Plan, (H) any change in financial or tax accounting principles, methods or practices by the Company or any of its Subsidiaries, except insofar as may have been required by a change in GAAP or applicable Law, (I) any material Tax election or change in any material Tax election or any settlement or compromise of any material income Tax liability or (J) any licensing or other agreement with regard to the acquisition or disposition of any material Intellectual Property or rights thereto, other than nonexclusive licenses granted in the ordinary course of the business of the Company and its Subsidiaries.

(iii) Since June 30, 2005, each of the Company and its Subsidiaries has continued all pricing, sales, receivables and payables production practices in accordance with the ordinary course of business consistent with past practice and has not engaged in (A) any trade loading practices or any other promotional sales or discount activity with any customers or distributors with the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) sales to the trade or otherwise that would otherwise be expected (based on past practice) to occur in subsequent fiscal quarters, (B) any practice which would have the effect of accelerating to prior fiscal quarters (including the current fiscal quarter) collections of receivables that would otherwise be expected (based on past practice) to be made in subsequent fiscal quarters, (C) any practice which would have the effect of postponing to subsequent fiscal quarters payments by the Company or any of its Subsidiaries that would otherwise be expected (based on past practice) to be made in prior fiscal quarters (including the current fiscal quarter) or (D) any other promotional sales or discount activity, in each case in this clause (D) in a manner outside the ordinary course of business or inconsistent with past practice.

(h) Litigation. Section 3.01(h) of the Company Letter sets forth a complete and accurate list of all claims, actions, suits or judicial, administrative and regulatory proceedings or investigations pending or, to the knowledge of the Company, threatened by or against the Company or any of its Subsidiaries as of the date hereof (i) which involves an amount in controversy in excess of $500,000 (or the equivalent amount in any other applicable currency based on the exchange rate published in the Financial Times (or such other authority agreed by Parent and the Company) on the business day five days prior to the date of this Agreement as the mid-point closing U.S. dollar exchange rate with respect to such currency for the most recent prior business day), (ii) which seeks material injunctive relief, (iii) which may give rise to any legal restraint on or prohibition against or limit the Surviving Corporation’s ability to operate the business of the Company and its Subsidiaries substantially as it was operated immediately prior to the date of this Agreement or (iv) which if resolved in accordance with plaintiff’s demands is reasonably likely to have a Material Adverse Effect on the Company. As of the date hereof, there is no Judgment of any Governmental Entity or arbitrator outstanding against, or, to the knowledge of the Company, investigation, proceeding, notice of violation, order of forfeiture or complaint by any Governmental Entity involving the Company or any of its Subsidiaries that individually or in the aggregate is reasonably likely to have a Material Adverse Effect on the Company.

(i) Contracts. (i) Section 3.01(i) of the Company Letter contains a complete and accurate list, as of the date hereof, of:

(A) each Contract to which the Company or a Subsidiary is a party (except for any Parent Contract) that is material to the business of the Company and its Subsidiaries, taken as a whole, as presently conducted, and that is not otherwise listed in Sections 3.01(i)(i)(B) through (V) of the Company Letter;

(B) each Contract (except for any Parent Contract) pursuant to which the Company or any of its Subsidiaries has agreed not to compete with any person or to engage in any activity or business, or pursuant to which any benefit is required to be given or lost as a result of so competing or engaging;

(C) each Contract (except for any Parent Contract) to which the Company or a Subsidiary is a party providing for exclusivity or any similar requirement or pursuant to which the Company or any of its Subsidiaries is restricted, with respect to the development, manufacture, marketing or distribution of their respective products or services;

(D) each Contract with (1) any affiliate of the Company or any of its Subsidiaries, (2) any Company Personnel, (3) any union or other labor organization or (4) any affiliate of any such person (other than, in each case, (I) offer letters or employment agreements providing solely for “at will” employment with no right to severance benefits except as required by applicable Law, (II) invention assignment and confidentiality agreements relating to the assignment of inventions to the Company or any of its Subsidiaries not involving the payment of money and (III) Benefit Plans and Benefit Agreements);

(E) each Contract (except for any Parent Contract) under which the Company or any of its Subsidiaries has incurred any indebtedness (other than accounts payable to trade creditors) having an aggregate principal amount in excess of $300,000;

(F) each material Contract (except for this Agreement and Contracts described in Section 3.01(i)(O) below) to which the Company or a Subsidiary is a party that requires consent, approval or waiver of, or notice to, a Governmental Entity or other third party in the event of or with respect to the Merger, including in order to avoid termination of or loss of a material benefit under any such Contract;

(G) each Contract (except for any Parent Contract) to which the Company or a Subsidiary is a party creating or granting a material Lien (including Liens upon material properties acquired under conditional sales, capital leases or other title retention or security devices), other than (1) Liens for Taxes not yet due and payable, that are payable without penalty or that are being contested in good faith and for which adequate reserves have been recorded, (2) Liens for assessments and other governmental charges or liens of landlords, carriers, warehousemen, mechanics and repairmen incurred in the ordinary course of business, in each case for sums not yet due and payable or due but not delinquent or being contested in good faith by appropriate proceedings, (3) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations and (4) Liens that are not reasonably likely to adversely interfere in a material way with the use of assets encumbered thereby (“Permitted Liens”);

(H) each material Contract (except for any Parent Contract) containing any provisions (1) with respect to a change in control or similar event with respect to the Company or its

Subsidiaries or otherwise having the effect of providing that the consummation of the Merger or the execution, delivery or effectiveness of this Agreement will materially conflict with, result in a material violation or material breach of, or constitute a material default (with or without notice or lapse of time or both) under, such Contract or give rise under such Contract to any right of, or result in, a termination, right of first refusal, material amendment, revocation, cancelation or material acceleration, or a loss of a material benefit or the creation of any material Lien upon any of the material properties or assets of the Company, Parent or any of their respective subsidiaries, or to any increased, guaranteed, accelerated or additional material rights or material entitlements of any person or (2) having the effect of providing that the consummation of the Merger or the execution, delivery or effectiveness of this Agreement will require that a third party be provided with access to source code or that any source code be released from escrow and provided to any third party;

(I) each Contract to which the Company or a Subsidiary is a party providing for payments of royalties or other license fees to third parties in excess of $250,000 annually that is not terminable on 90 days or less notice (and which Contract is not otherwise listed in Section 3.01(p) of the Company Letter);

(J) each material Contract granting an end-user customer license to any Company Product that is not limited to the internal use of such customer and its affiliates;

(K) each Contract (except for any Parent Contract) pursuant to which the Company or any of its Subsidiaries has been granted any license to Intellectual Property, other than nonexclusive licenses granted in the ordinary course of business of the Company and its Subsidiaries consistent with past practice;

(L) each Contract (except for any Parent Contract) to which the Company or a Subsidiary is a party granting the other party to such Contract or a third party “most favored nation” pricing that (1) applies to the Company or any of its Subsidiaries or (2) immediately following the Merger would apply to Parent or any of its subsidiaries other than the Surviving Corporation;

(M) each Contract (except for any Parent Contract) pursuant to which the Company or any of its Subsidiaries has agreed to provide any third party with access to source code, other than such Contracts which provide for source code for any Company Product to be put in escrow substantially on the Company’s standard terms and conditions;

(N) each Contract to which the Company or a Subsidiary is a party for any joint venture (whether in partnership, limited liability company or other organizational form) or material alliance or similar arrangement;

(O) each Contract to which the Company or a Subsidiary is a party with any Governmental Entity other than any Contract which is immaterial to the Company;

(P) each material Contract entered into in the last five years in connection with the settlement or other resolution of any suit, claim, action, investigation or proceeding pursuant to which the Company or any of its Subsidiaries have continuing performance obligations;

(Q) each Contract to which the Company or a Subsidiary is a party providing for future performance by the Company or a Subsidiary in consideration of amounts previously paid;

(R) each Contract (except for any Parent Contract) to which the Company or a Subsidiary is a party providing for material liquidated damages;

(S) each Contract to which the Company or a Subsidiary is a party for professional services engagements for a fixed fee that guarantees a specific result;

(T) each Contract between the Company or any of its Subsidiaries and any of the 20 largest customers of the Company and its Subsidiaries (determined on the basis of revenues received by the Company or any of its Subsidiaries in the four consecutive fiscal quarter period ended September 30, 2005 (each such customer, a “Major Customer” and each such Contract, a “Major Customer Contract”);

(U) each Contract between the Company or any of its Subsidiaries and any of the 20 largest licensors or other suppliers to the Company and its Subsidiaries (determined on the basis of amounts paid by the Company or any of its Subsidiaries in the four consecutive fiscal quarter period ended September 30, 2005 (each such licensor or other supplier, a “Major Supplier” and each such Contract, a “Major Supplier Contract”); and

(V) each Contract (except for any Parent Contract) which has aggregate future sums due from the Company or any of its Subsidiaries, taken as a whole, during the period commencing on the date of this Agreement and ending on the 12-month anniversary of this Agreement in excess of $750,000.

The Company has made available to Parent copies of the Contracts referred to above. Each material Contract (other than real property leases) of the Company or any of its Subsidiaries is in full force and effect (except for those Contracts that have expired or terminated in accordance with their terms) and is a valid and binding agreement of the Company or its Subsidiary, as the case may be and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity. Each of the Company and its Subsidiaries has performed or is performing in all material respects all material obligations required to be performed by it under its material Contracts (other than real property leases) and is not (with or without notice or lapse of time or both) in breach or default in any material respect and as of the date of this Agreement has not waived its right to enforce any material rights or benefits thereunder, and, to the knowledge of the Company, as of the date of this Agreement no other party to any of its material Contracts (other than real property leases) is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder and to the knowledge of the Company, as of the date of this Agreement there has occurred no event giving (with or without notice or lapse of time or both) to others any right of termination, material amendment or cancelation of any such material Contract.

(ii) As of the date of this Agreement, since September 30, 2004, none of the Major Customers or Major Suppliers has terminated, failed to renew or requested any amendment to any of its Major Customer Contracts or Major Supplier Contracts (other than, in the case of amendments, in the ordinary course of business consistent with past practice), or any of its existing relationships, with the Company or any of its Subsidiaries.

(j) Compliance with Laws. The Company and its Subsidiaries have in effect all Permits that are necessary for them to own, lease or operate their properties and assets and to carry on their businesses as currently conducted, except those the absence of which is not reasonably likely to result in a liability that is material to the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries have complied and are in compliance in all material respects with all applicable Laws and Judgments. The execution and delivery of this Agreement by the Company does not, and the consummation of the Merger and compliance with the terms of this Agreement are not reasonably likely to, cause the revocation or cancelation of any material Permit, except for Permits with respect to which the Company furnishes Parent written notice following the date of this Agreement which is sufficiently timely for Parent to prevent any such revocation or cancelation. As of the date hereof, neither the Company nor any of its Subsidiaries has received any written communication since September 30, 2002, from any person that alleges that the Company or any of its Subsidiaries is not in compliance in all material respects with, or is subject to liability under, any material Permit, Law or Judgment or relating to the revocation or modification of any material Permit.

(k) Absence of Changes in Benefit Plans; Employment Agreements; Labor Relations. (i) Except as disclosed in the Filed SEC Documents, since September 30, 2004, none of the Company or any of its Subsidiaries has terminated, adopted, amended or agreed to terminate, adopt or amend in any material respect any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock appreciation, restricted stock, stock repurchase rights, stock option (including the Company Stock Plans), phantom stock, performance, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding or subject to the Laws of the United States) maintained, contributed to or required to be maintained or contributed to by the Company, any of its Subsidiaries or any other person that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or any other applicable Law (each, a “Commonly Controlled Entity”), in each case, providing benefits to any Company Personnel, but not including the Benefit Agreements (all such plans, arrangements and understandings, including any such plan, arrangements or understanding entered into or adopted on or after the date of this Agreement, collectively, “Benefit Plans”) or made any change in the manner in which contributions to any Pension Plans are made or the basis on which such contributions are determined.

(ii) There are no collective bargaining or other labor union agreements to which the Company or any of its Subsidiaries is a party or by which it is bound. Since September 30, 2002, neither the Company nor any of its Subsidiaries has been subject to any labor union organizing activity, or had any actual or threatened employee strikes, work stoppages, slowdowns or lockouts. None of the employees of the Company or any of its Subsidiaries is represented by any union with respect to his or her employment by the Company or such Subsidiary. Each of the Company and its Subsidiaries is, and since September 30, 2002, has been, in compliance in all material respects with all applicable Laws relating to employment and employment practices, occupational safety and health standards, terms and conditions of employment and wages and hours, and is not, and since September 30, 2002, has not, engaged in any material unfair labor practice. The Company has not received notice of any unfair labor practice charge or complaint against the Company or any of its Subsidiaries which is pending and, to the knowledge of the Company, there is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries threatened, in each case before the National Labor Relations Board or any comparable Governmental Entity.

(l) Environmental Matters. Except for any relevant matters disclosed in the Filed SEC Documents, (i) the Company and each of its Subsidiaries are, and since September 30, 2002 have been, in compliance in all material respects with all applicable material Environmental Laws; (ii) as of the date of this Agreement, there are no pending, or to the knowledge of the Company or any of its Subsidiaries, threatened material Environmental Claims against the Company or any of its Subsidiaries; (iii) since September 30, 2002 until the date of this Agreement, neither the Company nor any of its Subsidiaries have received written notice that the Company or any of its Subsidiaries is in non-compliance in any material respect with any Environmental Law or subject to potential liability under any Environmental Law, including potential material liability for the costs of investigating or remediating contaminated property pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or analogous state Law; (iv) to the knowledge of the Company, as of the date of this Agreement, since September 30, 2002, there have been no material Releases of Hazardous Substances on, at, under or about any properties then owned, leased or operated by the Company or any of its Subsidiaries, and during such period neither the Company nor any of its Subsidiaries has Released, disposed of or arranged for the disposal of Hazardous Substances at any on-site or off-site location; and (v) to the knowledge of the Company, as of the date of this Agreement there are no facts, circumstances or conditions that are reasonably likely to give rise to any liability of, or form the basis of an Environmental Claim against, the Company or any of its Subsidiaries in connection with any Environmental Law. For purposes of this Agreement, the term “Environmental Claim” shall mean any and all administrative, regulatory or judicial actions, suits, orders, demands, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation by or from any person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (1) the presence or Release of, or exposure to, any Hazardous Substances at any location or (2) the failure to comply with any Environmental Law. For purposes of this Agreement, the term “Environmental Laws” shall mean any applicable Laws, Judgments, enforceable requirements, agreements or Permits issued, promulgated or entered into by any Governmental Entity relating to protection of the environment, natural resources or human health, safety, or to the use, management, disposal, Release or threatened Release of Hazardous Substances. For purposes of this Agreement, the term “Hazardous Substances” shall mean any explosive, radioactive, toxic substances or hazardous wastes, substances or materials (including asbestos or asbestos-containing materials, polychlorinated biphenyls, petroleum and petroleum products) but excluding office and janitorial supplies properly and safely maintained and used in compliance in all material respects with Environmental Laws in the ordinary course of the Company’s business. For purposes of this Agreement, the term “Release” shall mean any release, spilling, leaking, pumping, pouring, discharging, emitting, emptying, leaching, injecting, dumping, disposing or migrating into or through the environment.

(m) ERISA Compliance. (i) Section 3.01(m)(i) of the Company Letter sets forth a complete and accurate list of all “employee welfare benefit plans” (as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), “employee pension benefit plans” (as defined in Section 3(2) of ERISA) (each, a “Pension Plan”) and all other Benefit Plans and Benefit Agreements that are in effect as of the date of this Agreement. The Company has made available to Parent copies of (A) each Benefit Plan and each Benefit Agreement (or, in the case of any unwritten Benefit Plans or Benefit Agreements, descriptions thereof), (B) the two most recent annual reports on Form 5500 required to be filed with the Internal Revenue Service (the “IRS”) with respect to each Benefit Plan (if any such report was required under applicable Law), (C) the most recent summary plan description for each Benefit Plan for which a summary plan description is required under applicable Law and (D) each trust agreement and group annuity contract relating to any Benefit Plan. Each Benefit Plan has been administered in accordance with its terms and applicable Law, including ERISA and the Code, except as is not reasonably likely to result in a liability that would be material to the Company and its Subsidiaries, taken as a whole.

(ii) All Pension Plans intended to be tax qualified have been the subject of determination letters from the IRS with respect to all tax Law changes with respect to which the IRS is currently willing to provide a determination letter to the effect that such Pension Plans are qualified and exempt from United States Federal income Taxes under Sections 401(a) and 501(a), respectively, of the Code, or the Company has submitted an application for such determination letter within the time period permitted under the Code, and no determination letter or application therefor has been revoked (nor, as of the date of this Agreement, has revocation been threatened) and no event has occurred since the date of the most recent determination letter, opinion letter or application therefor relating to any such Pension Plan that is reasonably likely to adversely affect the qualification of such Pension Plan or materially increase the costs relating thereto or require security under Section 307 of ERISA. All Pension Plans required to have been approved by any foreign Governmental Entity have been so approved, no such approval has been revoked (nor, as of the date of this Agreement, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor relating to any such Pension Plan that is reasonably likely to adversely affect any such approval relating thereto or materially increase the costs relating thereto. The Company has made available to Parent a copy of the most recent determination or approval letter received with respect to each Pension Plan, as well as a copy of each pending application for a determination or approval letter, if any.

(iii) Neither the Company nor any Commonly Controlled Entity has maintained, contributed to or been obligated to maintain or contribute to, or has any actual or contingent liability under, any Benefit Plan that is subject to Title IV of ERISA or is otherwise a defined benefit pension plan or that provides for the payment of termination indemnities.

(iv) No Benefit Plan or Benefit Agreement that provides welfare benefits (each, a “Welfare Plan”) is funded through a “welfare benefits fund” (as such term is defined in Section 419(e) of the Code), or is self-insured. There are no understandings, agreements or undertakings, written or oral, that would prevent any Welfare Plan (including any Welfare Plan covering retirees or other former employees) from being amended or terminated without material liability to the Company or any of its Subsidiaries on or at any time after the Effective Time. No Welfare Plan provides benefits after termination of employment, except where the cost thereof is borne entirely by the former employee (or his or her eligible dependents or beneficiaries) or as required by Section 4980B(f) of the Code.

(v) Section 3.01(m)(v) of the Company Letter sets forth a complete and accurate list, as of the date of this Agreement, of (A) each Benefit Plan and each Benefit Agreement pursuant to which any Company Personnel would become entitled to any additional compensation, severance or other benefits or any acceleration of the time of payment or vesting of any compensation, severance or other benefits as a result of the Merger (alone or in combination with any other event), or any benefits the value of which would be calculated on the basis of the Merger (alone or in combination with any other event), (B) the names of all Company Personnel entitled to severance benefits actually payable as of the Closing Date or upon termination of employment after the Closing Date pursuant to any employment, severance, termination or change in control agreement or arrangement between the Company or any of its Subsidiaries, on the one hand, and such Company Personnel, on the other hand and (C) the category or type of each such severance, termination or change in control benefit to which such Company Personnel is entitled; provided, however, that in no event shall Section 3.01(m)(v) of the Company Letter be required to set forth (I) any payments attributable to the accelerated vesting of outstanding Stock Options, in each case, in accordance with Section 5.04(a), or (II) any obligation to pay cash severance of an amount that is not more than $50,000 to any Company Personnel who is not an officer or director of the Company or its Subsidiaries. Except as set forth in Section 3.01(m)(v) of the Company Letter, no Company Personnel will be entitled to any additional compensation, severance or other benefits or any acceleration of the time of payment or vesting of any compensation, severance or other benefits as a result of the Merger (alone or in combination with any other event) or any benefits the value of which will be calculated on the basis of the Merger (alone or in combination with any other event). Except as set forth in Section 3.01(m)(v) of the Company Letter, the execution and delivery of this Agreement, the consummation of the Merger (alone or in combination with any other event) and compliance by the Company with the provisions of this Agreement do not and will not (A) entitle any Company Personnel to severance, termination or change in control or similar benefits, (B) trigger any funding (through a grantor trust or otherwise) of any compensation, severance or other benefits or the forgiveness of indebtedness owed by any Company Personnel to the Company or any of its affiliates, (C) increase the cost of any Benefit Plan, Benefit Agreement or any other employment arrangement or (D) result in any violation or breach of, or a default (with or without notice or lapse of time or both) under, any Benefit Plan or Benefit Agreement.

(vi) The deduction of any amount payable pursuant to the terms of the Benefit Plans or Benefit Agreements will not be subject to disallowance under Section 162(m) of the Code.

(vii) As of the date of this Agreement, neither the Company nor any of its Subsidiaries has received written notice of, and, to the knowledge of the Company, there are no, pending investigations by any Governmental Entity with respect to, or pending termination proceedings or other material claims (except claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings against or involving any Benefit Plan or Benefit Agreement or asserting any rights or claims to benefits under, any Benefit Plan or Benefit Agreement.

(viii) All material contributions, premiums and benefit payments under or in connection with the Benefit Plans or Benefit Agreements that are required to have been made by the Company or any of its Subsidiaries have been timely made. No Pension Plan has an “accumulated funding deficiency” (as such term is defined in Section 302 of ERISA or Section 412 of the Code), whether or not waived.

(ix) With respect to each Benefit Plan, (A) there has not occurred any prohibited transaction in which the Company, any of its Subsidiaries or any of their respective officers, directors or employees or, to the knowledge of the Company, any trustee or other fiduciary or administrator of any Benefit Plan or trust created thereunder, in each case, who is not an officer, director or employee of the Company or any of its Subsidiaries (a “Non-Affiliate Plan Fiduciary”), has engaged that is reasonably likely to subject the Company, any of its Subsidiaries or any of their respective officers, directors or employees or any Non-Affiliate Plan Fiduciary, to any material tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed under Title I of ERISA or any other applicable Law and (B) none of the Company, any of its Subsidiaries or any of their respective officers, directors or employees, or, to the knowledge of the Company, as of the date of this Agreement, any Non-Affiliate Plan Fiduciary, nor any agent of any of the foregoing, has engaged in any transaction or acted in a manner, or failed to act in a manner, that is reasonably likely to subject the Company, any Subsidiary of the Company or, to the knowledge of the Company, as of the date of this Agreement, any Non-Affiliate Plan Fiduciary to any liability for breach of fiduciary duty under ERISA or any other applicable Law.

(x) The Company and its Subsidiaries do not have any material liability or obligations, including under or on account of a Benefit Plan or Benefit Agreement, arising out of the failure to comply with any applicable Laws regarding the classification (as employees or independent contractors) of persons hired to provide services as independent contractors of the Company or any of its Subsidiaries.

(n) Taxes. (i) Each of the Company and its Subsidiaries has timely filed all material Tax Returns required to be filed by it and all such Tax Returns are complete and accurate in all material respects. Each of the Company and its Subsidiaries has timely paid all material Taxes due and owing, and the most recent financial statements contained in the Filed SEC Documents reflect an adequate reserve for all material Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements.

(ii) As of the date of this Agreement, no material Tax Return of the Company or any of its Subsidiaries is currently under audit or examination by any taxing authority, and no notice of such an audit or examination has been received by the Company or any of its Subsidiaries. There is no material deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any Taxes due and owing by the Company or any of its Subsidiaries. Each deficiency resulting from any completed audit or examination or concluded litigation relating to Taxes by any Taxing Authority has been timely paid. As of the date of this Agreement, no issues relating to Taxes were raised by the relevant Taxing Authority during any presently pending audit or examination, and no issues relating to Taxes were raised by the relevant Taxing Authority in any completed audit or examination, that are reasonably likely to recur in a later taxable period, except for issues that individually or in the aggregate are not reasonably likely to result in a material liability for the Company or any of its Subsidiaries.

(iii) There is no currently effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any material Taxes and no power of attorney (other than powers of attorney authorizing employees of the Company to act on behalf of the Company) with respect to any material Taxes has been executed or filed with any taxing authority.

(iv) No material Liens for Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for statutory Liens for Taxes not yet due and Liens for Taxes that the Company or any of its Subsidiaries is contesting in good faith through appropriate proceedings and for which adequate reserves have been established.

(v) None of the Company or any of its Subsidiaries is a party to or bound by any Tax sharing agreement, Tax indemnity obligation or similar agreement, arrangement or practice with respect to material Taxes (including any advance pricing agreement, closing agreement pursuant to Section 7121 of the Code, or other agreement relating to Taxes with any Taxing Authority).

(vi) None of the Company or any of its Subsidiaries will be required to include in a taxable period ending after the Effective Time a material amount of taxable income attributable to income that accrued (for purposes of the financial statements of the Company included in the Filed SEC Documents) in a prior taxable period but was not recognized for Tax purposes in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code or comparable provisions of any Tax Law, or for any other reason (including as a result of prepaid amounts or deferred revenue received on or prior to the Effective Time).

(vii) Other than payments that may be made to persons set forth on Section 3.01(n)(vii) of the Company Letter (the “Primary Company Executives”), no amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of the Merger by any Company Personnel who is a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) under any Benefit Plan, Benefit Agreement or other compensation arrangement would be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code) and no such disqualified individual is entitled to receive any additional payment (e.g., any tax gross up or other payment) from the Company, the Surviving Corporation or any other person in the event that the excise tax required by Section 4999(a) of the Code is imposed on such disqualified individual. The Company Letter sets forth a complete and accurate list of the Company’s reasonable, good faith estimates of the maximum amount that could be paid to each Primary Company Executive as a result of the Merger (alone or in combination with any other event) under all Benefit Agreements and Benefit Plans. The Company has provided Parent with documentation evidencing the “base amount” (as defined in Section 280G(b)(3) of the Code) for each Primary Company Executive as of the date of this Agreement.

(viii) The Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code or similar provisions under any Laws) and have, within the time and the manner prescribed by Law, withheld from and paid over to the proper taxing authorities all amounts required to be so withheld and paid over under applicable Laws.

(ix) Neither the Company nor any of its Subsidiaries has ever participated in a reportable transaction within the meaning of Treasury Regulations Section 1.6011-4(b).

(x) All material related party transactions involving the Company or any of its Subsidiaries are at arm’s length in compliance with Section 482 of the Code and the Treasury Regulations promulgated thereunder. None of the Company or any of its Subsidiaries is a party to any material cost-sharing agreement or similar arrangement which is not a “qualified cost sharing arrangement” within the meaning of U.S. Treasury Regulation Section 1.482-7. All material intercompany payments have been calculated in accordance with U.S. Treasury Regulation Section 1.482-7. Each of the Company and its Subsidiaries has maintained all necessary documentation in connection with such related party transactions in accordance with Sections 482 and 6662 of the Code and the Treasury Regulations promulgated thereunder, except as is not reasonably likely to result in a liability that is material to the Company and its Subsidiaries, taken as a whole.

(xi) Neither the Company nor any of its Subsidiaries has ever made an election under Section 1362 of the Code to be treated as an S corporation for Federal income Tax purposes or made a similar election under any comparable provision of any Tax Law.

(xii) Each of the Company and its Subsidiaries has conducted all aspects of its business in accordance with the terms and conditions of all tax rulings that were provided by any relevant Taxing Authority, except as is not reasonably likely to result in a liability that is material to the Company and its Subsidiaries, taken as a whole.

(xiii) For purposes of this Agreement, “Taxes” shall include all (A) Federal, state and local, domestic and foreign, income, franchise, property, sales, excise, employment, payroll, social security,

value-added, ad valorem, transfer, withholding and other taxes, including taxes based on or measured by gross receipts, profits, sales, use or occupation, tariffs, levies, impositions, assessments or governmental charges of any nature whatsoever, including any interest penalties or additions with respect thereto, and any obligations under any Permits or any Contracts with any other person with respect to such amounts, (B) liability for the payment of any amounts of the types described in clause (A) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group and (C) liability for the payment of any amounts as a result of an express or implied obligation to indemnify any other person with respect to the payment of any amounts of the type described in clause (A) or (B). For purposes of this Agreement, “Taxing Authority” shall mean any Governmental Entity exercising regulatory authority in respect of any Taxes. For purposes of this Agreement, “Tax Return” shall mean any Federal, State and local, domestic and foreign return, declaration, report, form, claim for refund, disclosure statement (including any statement pursuant to Treasury Regulation Section 1.6011-4(a)), or information, return statement or other document relating to Taxes, including any certificate, schedule or attachment hereto, and including any amendment thereof.

(o) Properties. (i) The Company and each of its Subsidiaries has good and marketable title to, or in the case of leased property and tangible assets have valid and enforceable leasehold interests in, all of its material properties (other than Intellectual Property) and tangible assets, except for such properties and tangible assets as are no longer used or useful in the conduct of its businesses or as have been disposed of in the ordinary course of business and except for defects in title, easements, restrictive covenants, Taxes that are not yet delinquent and similar encumbrances that individually or in the aggregate are not reasonably likely to have a Material Adverse Effect on the Company. Except as is not reasonably likely to have a Material Adverse Effect on the Company, all such properties (other than Intellectual Property) and tangible assets, other than properties and tangible assets in which the Company or any of its Subsidiaries has a leasehold interest, are free and clear of all Liens, except for Permitted Liens.

(ii) Section 3.01(o)(ii) of the Company Letter sets forth a complete and accurate list as of the date of this Agreement of all material real property and interests in real property leased by the Company or any of its Subsidiaries (each such property, a “Leased Real Property”). No real property or interest in real property is owned by the Company or any of its Subsidiaries.

(iii) With respect to each Leased Real Property, (A) as of the date of this Agreement neither the Company nor any Subsidiary has subleased, licensed or otherwise granted anyone the right to use or occupy such Leased Real Property or any portion thereof and (B) neither the Company nor any Subsidiary has collaterally assigned or granted any other security interest in any such leasehold estate or any interest therein.

(iv) Each of the Company and its Subsidiaries is in compliance in all material respects with the terms of all leases to Leased Real Property to which it is a party and under which it is in occupancy, and each such material lease is a valid and binding agreement of the Company or its Subsidiary, as the case may be and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity.

(p) Intellectual Property. (i) Section 3.01(p)(i) of the Company Letter sets forth a complete and accurate list of all patents, registered trademarks, tradenames, service marks, registered copyrights and pending applications for any of the foregoing owned by the Company or any of its Subsidiaries as of the date of this Agreement. Section 3.01(p)(i) of the Company Letter sets forth a complete and accurate list of all material Contracts under which the Company or any of its Subsidiaries is either a licensee or licensor of any material Intellectual Property and which are in effect as of the date of this Agreement, other than (1) nonexclusive licenses granted in the ordinary course of business of the Company and its Subsidiaries consistent with past practice and (2) licenses to the Company for software that is generally available (such as off-the-shelf software, including Lotus 1-2-3, WordPerfect, Microsoft Office and the like) and generally available system development tools.

(ii) (A) To the knowledge of the Company, the Company and each of its Subsidiaries owns, or is licensed or otherwise has the right to use, free and clear of any Liens, all Intellectual Property necessary for or material to the conduct of its business as currently conducted, except where failures to own, be licensed or have rights to use Intellectual Property, individually or in the aggregate, are not reasonably likely to adversely affect the Company or any of its Subsidiaries in any material respect.

(B) All material issued patents, pending patent applications, registered trademarks and pending applications therefor, registered tradenames, registered service marks, registered copyrights and pending applications therefor of the Company or any of its Subsidiaries have been duly registered and/or filed, as applicable, with or issued by each applicable Governmental Entity in each applicable jurisdiction, all necessary affidavits of continuing use have been filed, and all necessary maintenance fees have been paid to continue all such rights in effect, except to the extent that the Company has made a business judgment not to continue to register or maintain registered trademarks or registered service marks which are not currently used by the Company or any of its Subsidiaries.

(C) To the knowledge of the Company, as of the date of this Agreement none of the Company or any of its Subsidiaries or any of its or their current products or services has infringed upon or otherwise violated, or is infringing upon or otherwise violating, in any material respect the Intellectual Property rights of any third party.

(D) As of the date of this Agreement there is no suit, claim, action, investigation or proceeding pending or, to the knowledge of the Company, threatened with respect to, and the Company has not been notified in writing of, any possible infringement or other violation in any material respect by the Company or any of its Subsidiaries or any of its or their current products or services of the Intellectual Property rights of any third party.

(E) To the knowledge of the Company, no person or any of its products or services is infringing upon or otherwise violating in any material respect any Intellectual Property rights of the Company or any of its Subsidiaries.

(F) Each of the former or current members of management or key personnel of the Company or any of its Subsidiaries, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property owned or intended to be owned by the Company or any of its Subsidiaries, have assigned or otherwise transferred to the Company all ownership and other rights of any nature whatsoever (to the extent permitted by Law) of such person in any Intellectual Property material to the business of the Company that is owned or intended to be owned by the Company or any of its Subsidiaries except where the failure to do so is not reasonably likely to have a material adverse effect on a material product of the Company or its Subsidiaries and none of the former or current members of management or key personnel of the Company or any of its Subsidiaries, including all former and current employees, agents, consultants and independent contractors who have contributed to or participated in the conception and development of Intellectual Property owned or intended to be owned by the Company or any of its Subsidiaries, have a valid claim against the Company or any of its Subsidiaries in connection with the involvement of such persons in the conception and development of any material Intellectual Property owned or intended to be owned by the Company or any of its Subsidiaries, and no such claim has been asserted or, to the knowledge of the Company, threatened, in each case other than claims that are not reasonably likely to have a material adverse effect on a material product of the Company or its Subsidiaries . To the knowledge of the Company, none of the current employees of the Company or any of its Subsidiaries has any patents issued or applications pending for any device, process, design or invention of any kind now used or needed by the Company or any of its Subsidiaries in furtherance of their business as currently conducted or proposed to be conducted, which patents or applications have not been assigned to the Company or any of its Subsidiaries.

(G) To the extent Third Party Software is currently distributed to customers of the Company or any of its Subsidiaries together with the Intellectual Property of the Company or any of its Subsidiaries, (1) all necessary licenses have been obtained, except where the failure to obtain any such license is not reasonably likely to have a material adverse effect on a material product of the Company or its Subsidiaries and (2) no royalties or payments in excess of $200,000 are due (or such royalties and payments are identified in Section 3.01(p)(G) of the Company Letter).

(H) None of the source code or other material trade secrets (other than trade secrets with respect to which the Company knowingly made a reasonable business judgment to not keep such trade secrets confidential) of the Company or any of its Subsidiaries has been published or disclosed by the Company or any of its Subsidiaries, except pursuant to a written non-disclosure agreement that is in the standard form used by the Company or similar agreement requiring the recipient to keep such source code or trade secrets confidential, or, to the knowledge of the Company, by any third party to any other third party except pursuant to licenses or other Contracts requiring such third party to keep such trade secrets confidential. The current standard form of non-disclosure agreement used by the Company and its Subsidiaries has been made available to Parent prior to the date of this Agreement.

(I) Except as set forth in Section 3.01(p)(I) of the Company Letter, neither the Company nor any of its Subsidiaries has assigned, sold or otherwise transferred ownership of any material issued patent, patent application, registered trademark or application therefor, service mark, registered copyright or application therefor since September 30, 2002.

(J) No licenses or rights have been granted to a third party to distribute the source code for, or to use any source code to create Derivative Works of, any product currently marketed by, commercially available from or under development by the Company or any of its Subsidiaries for which the Company possesses the source code.

(K) The Company and each of its Subsidiaries have created and have safely stored back-up copies of all the Software of the Company and each of its Subsidiaries.

(L) The access to and use by the Company and its Subsidiaries of the software set forth in Section 3.01(p)(L) of the Company Letter is governed by the agreement specified with respect to such software in such Section 3.01(p)(L) of the Company Letter, and by no other Contract.

(iii) For purposes of this Agreement, “Derivative Work” shall have the meaning set forth in 17 U.S.C. Section 101.

(iv) For purposes of this Agreement, “Intellectual Property” shall mean trademarks, service marks, brand names, certification marks, trade dress, assumed names, domain names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not in any jurisdiction; patents, applications for patents (including divisions, provisionals, continuations, continuations in-part and renewal applications), and any renewals, extensions or reissues thereof, in any jurisdiction; non-public information, trade secrets, know-how, formulae, processes, procedures, research records, records of invention, test information, market surveys, software and confidential information, whether patentable or not in any jurisdiction and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not in any jurisdiction, and any renewals or extensions thereof. For purposes of this Agreement, “Software” shall mean all types of computer software programs, including operating systems, application programs, software tools, firmware and software imbedded in equipment, including both object code and source code. The term “Software” shall also include all written or electronic data, documentation, and materials that explain the structure or use of Software or that were used in the development of Software or are used in the operation of the Software including logic diagrams, flow charts, procedural diagrams, error reports, manuals and training materials, look-up tables and databases. For purposes of this Agreement, “Third Party Software” shall mean Software with respect to which a third party holds any copyright or other ownership right (and therefore, such Software is not owned exclusively by the Company or any of its Subsidiaries).

(q) State Takeover Statutes; Company Certificate. The approval of the Merger by the Board of Directors of the Company referred to in Section 3.01(d) constitutes the only action necessary to render inapplicable to this Agreement and the Merger, the restrictions on “business combinations” (as defined in Section 203 of the DGCL) set forth in Section 203 of the DGCL to the extent, if any, such restrictions would otherwise be applicable to this Agreement, the Merger or compliance with the terms of this Agreement. No other state takeover or similar statute or regulation or other similar provision of the Company Certificate or the Company Bylaws is applicable to this Agreement, the Merger or compliance with the terms of this Agreement.

(r) Voting Requirements. The affirmative vote at the Stockholders Meeting or any adjournment or postponement thereof of the holders of a majority of the outstanding shares of Company Common Stock in favor of adopting this Agreement (the “Stockholder Approval”) is the only vote of the holders of any class or series of the Company’s capital stock necessary to approve or adopt this Agreement or the consummation of the Merger.

(s) Brokers; Schedule of Fees and Expenses. No broker, investment banker, financial advisor or other person, other than Credit Suisse First Boston LLC, the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company. The Company has provided Parent with complete and accurate copies of all agreements under which any such fees or commissions are payable and all indemnification and other agreements related to the engagement of the persons to whom such fees are payable. The fees and expenses of any accountant, broker, financial advisor, consultant, legal counsel or other person retained by the Company in connection with this Agreement or the Merger incurred or to be incurred by the Company in connection with this Agreement and the Merger will not be inconsistent with the fees and expenses set forth in Section 3.01(s) of the Company Letter.

(t) Opinion of Financial Advisor. The Board of Directors of the Company has received the written opinion of Credit Suisse First Boston LLC dated as of the date of this Agreement and addressed to the Board of Directors of the Company, to the effect that, as of the date of this Agreement, and based upon and subject to the limitations, qualifications, procedures and assumptions set forth therein, the Merger Consideration to be received by the stockholders of the Company pursuant to the Merger is fair, from a financial point of view, to such stockholders.

SECTION 3.02. Representations and Warranties of Parent and Sub. Parent and Sub represent and warrant to the Company as follows:

(a) Organization. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization and has all requisite corporate power and authority to carry on its business as now being conducted.

(b) Authority; Noncontravention. Parent and Sub have the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and to comply with the provisions of this Agreement. The execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger and the compliance by Parent and Sub with the provisions of this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Sub and no other corporate proceedings on the part of Parent or Sub are necessary to authorize this Agreement, to comply with the terms of this Agreement or to consummate the Merger. This Agreement has been duly executed and delivered by Parent and Sub, as applicable, and, assuming the due execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Parent and Sub, as applicable, enforceable against Parent and Sub, as applicable, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity. The execution and delivery of this Agreement and the consummation of the Merger and compliance by Parent and Sub with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent or Sub under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Certificate of Incorporation or Bylaws of Parent or Sub, (ii) any Contract or Permit to which Parent or Sub is a party or bound by or their respective properties or assets are bound by or subject to or otherwise under which Parent or Sub has rights or benefits or (iii) subject to the governmental filings and other matters referred to in the following sentence, any Law or Judgment, in each case, applicable to Parent or Sub or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate are not reasonably likely to impair in any material respect the ability of each of Parent and Sub to perform its obligations under this Agreement or prevent or materially impede or materially delay the consummation of the Merger. No consent, approval, order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent or Sub in connection with the execution and delivery of this Agreement by Parent and Sub, the consummation by Parent and Sub of the Merger or the compliance by Parent and Sub with the provisions of this Agreement, except for (i) the filing of a premerger notification and report form under the HSR Act and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable competition, merger control, antitrust or similar Law, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business and (iii) such other consents, approvals, orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made individually or in the aggregate is not reasonably likely to impair in any material respect the ability of each of Parent and Sub to perform its obligations under this Agreement or prevent or materially impede or materially delay the consummation of the Merger.

(c) Information Supplied. None of the information supplied or to be supplied by or on behalf of Parent or Sub in connection with the preparation of the Proxy Statement for inclusion or incorporation by reference therein will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date the Proxy Statement is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(d) Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the Merger and has engaged in no business other than in connection with the Merger.

(e) Capital Resources. Parent has sufficient cash or access to cash to pay the aggregate Merger Consideration and aggregate cash payments to be made in respect of Terminated Options pursuant to Section 5.04 hereof.

ARTICLE IV

Covenants Relating to Conduct of Business

SECTION 4.01. Conduct of Business. (a) Conduct of Business by the Company. During the period from the date of this Agreement to the Effective Time, except with the prior written consent of Parent (the decision with respect to which shall not be unreasonably delayed) or as specifically contemplated by the Company Letter or this Agreement, the Company shall, and shall cause each of its Subsidiaries to, carry on their respective businesses in the ordinary course consistent with past practice and use commercially reasonable efforts to comply with all applicable Laws and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of their present officers, software developers and other key employees and to preserve their assets and technology and preserve their relationships with customers, suppliers, licensors, licensees, distributors and others having business dealings with them and maintain their franchises, rights and Permits. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except as specifically contemplated by the Company Letter or this Agreement or with the prior written consent of Parent (the decision with respect to which shall not be unreasonably delayed), the Company shall not, and shall not permit any of its Subsidiaries to:

(i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends by a direct or indirect wholly owned Subsidiary to its parent, (B) split, combine or reclassify any of its capital stock or other equity or voting interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity or voting interests, (C) purchase, redeem or otherwise acquire any shares of capital stock or any other securities of the Company or any of its Subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities (including any Stock Options) or (D) take any action that would result in any amendment, modification or change of any term of any indebtedness (other than accounts payable to trade creditors) of the Company or any of its Subsidiaries;

(ii) issue, deliver, sell, pledge or otherwise encumber any shares of its capital stock, any other equity or voting interests or any securities convertible into, or exchangeable for, or any options, warrants, calls or rights to acquire, any such stock, interests or securities or any stock appreciation rights, phantom stock awards or other similar rights that are linked to the value of Company Common Stock or the value of the Company or any part thereof (other than the issuance of shares of Company Common Stock upon the exercise of Stock Options or rights under the ESPP outstanding as of the date of this Agreement and only if and to the extent required by their terms as in effect on the date of this Agreement);

(iii) amend or propose to amend its certificate of incorporation or bylaws (or similar organizational documents);

(iv) acquire or agree to acquire (A) by merging or consolidating with, or by purchasing all or a substantial portion of the assets of, or by purchasing all or a substantial equity or voting interest in, or by any other manner, any business or person or division thereof or (B) any material asset or group of assets other than, in the case of this clause (B), in the ordinary course of business consistent with past practice;

(v) subject to the second sentence of Section 4.01(a)(ix), sell, lease, license, sell and lease back, mortgage or otherwise encumber or subject to any Lien or otherwise dispose of any of its material properties or assets (including any shares of capital stock, equity or voting interests or other rights, instruments or securities), except the licensing of its Intellectual Property and Software and sales of inventory and products or used equipment, in each such case in the ordinary course of business consistent with past practice and except for Permitted Liens or Liens incurred in the ordinary course of business consistent with past practice;

(vi) (A) repurchase, prepay or incur any indebtedness other than ordinary course accounts payable to trade creditors or guarantee any indebtedness of another person or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, (B) guarantee any debt securities of another person, enter into any “keep well” or other Contract to maintain any financial statement condition of another person other than the Company or a Subsidiary or enter into any arrangement having the economic effect of any of the foregoing other than such arrangements for the benefit of the Company or any Subsidiary or (C) make any loans, advances or capital contributions to, or investments in, any other person, other than the Company or any direct or indirect wholly owned Subsidiary and other than customary travel and other advances to employees, officers and directors in the ordinary course of business consistent with past practice;

(vii) incur or commit to incur any capital expenditures, or any obligations or liabilities in connection therewith, that in the aggregate are in excess of $1,000,000;

(viii) (A) pay, discharge, settle or satisfy any claims (including any claims of stockholders and any stockholder litigation relating to this Agreement or any transaction contemplated by this Agreement or otherwise), liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), other than payments, discharges, settlements or satisfaction (1) in the ordinary course of business consistent with past practice or (2) required by the terms of any such claim, liability or obligation as in effect on the date of this Agreement, to the extent that, in the case of this clause (2), (x) such claim, liability or obligation is reflected or reserved against in the Company’s most recent financial statements contained in the Filed SEC Documents (for an amount not in excess of such reserve) or incurred since the date of such financial statements in the ordinary course of business consistent with past practice, or (y) such payment, discharge, settlement or satisfaction does not include any obligation (other than the payment of money) to be performed by the Company or its Subsidiaries following the Closing Date and is in an amount of less than $1,000,000 individually or $2,000,000 in the aggregate, (B) waive the right to enforce, relinquish, release, transfer or assign (except for transfer or assignment to the Company or a Subsidiary) any right of material value or (C) waive any material benefits of, or agree to modify in any adverse respect or consent to any matter with respect to which its consent is required under, any standstill or similar Contract to which the Company or any of its Subsidiaries is a party;

(ix) enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) or modify, amend or exercise any right to renew any lease or sublease of real property. Notwithstanding the foregoing, the Company may sublease (as sublessor) or assign leases for properties which the Company does not fully utilize; provided, that in each case (A) such sublease or assignment is consistent with commercial practice and (B) the Company shall have provided Parent with prior written notice of the material terms of the proposed sublease or assignment and not less than 48 hours to comment on such terms;

(x) modify or amend in any material respect or accelerate, terminate or cancel any material Contract or waive any right to enforce, relinquish, release, transfer or assign any rights or claims thereunder, in each case in a manner adverse to the Company in any material respect;

(xi) enter into any material Contract except in the ordinary course of business consistent with past practice;

(xii) except as required to ensure that any Benefit Plan or Benefit Agreement in effect on the date of this Agreement is not then out of compliance with applicable Law or as specifically required pursuant to this Agreement, (A) adopt, enter into, terminate or amend any Benefit Plan or Benefit Agreement, other than offer letters entered into with new employees in the ordinary course of business consistent with past practice, (B) increase in any manner the compensation or benefits of, or pay any bonus to, any Company Personnel, except for increases in base salary or payments of bonuses in the ordinary course of business consistent with past practice or as required to comply with any Benefit Plan or Benefit Agreement in effect on the date of this Agreement, (C) pay or provide to any Company Personnel any benefit not provided for under a Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, other than the payment of base compensation in the ordinary course of business consistent with past practice or as permitted by clause (B) above, (D) grant any awards under any Benefit Plan (including the grant of stock options, stock appreciation rights, performance units, restricted stock, stock purchase rights or other stock-based or stock-related awards) or remove or modify existing restrictions in any Benefit Plan or Benefit Agreement or awards made thereunder, (E) take any action to fund or in any other way secure the payment of compensation or benefits under any Benefit Plan or Benefit Agreement, (F) take any action to accelerate the vesting or payment of any compensation or benefits under any Contract, Benefit Plan or Benefit Agreement or (G) make any material determination under any Benefit Plan or Benefit Agreement that is inconsistent with the ordinary course of business or past practice;

(xiii) form any subsidiary of the Company;

(xiv) enter into any Contract containing any provisions having the effect of providing that the consummation of the Merger or compliance by the Company with the provisions of this Agreement will conflict with, result in any violation or breach of, or constitute a default (with or without notice or lapse of time or both) under, such Contract, or give rise under such Contract to any right of, or result in, a termination, right of first refusal, material amendment, revocation, cancelation or material acceleration, or a loss of a material benefit or the creation of any material Lien upon any of the properties or assets of the Company, Parent or any of their respective subsidiaries, or to any increased, guaranteed, accelerated or additional rights or entitlements of any person, except to the extent such conflicts, results, defaults, rights, losses or entitlements are required as a matter of applicable Law or a Judgment applicable to the Company;

(xv) except as required by applicable Law or a Judgment applicable to the Company, enter into any Contract containing any restriction on the ability of the Company or any of its Subsidiaries to assign all or any portion of its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to Parent and any of its subsidiaries in connection with or following the consummation of the Merger;

(xvi) except as required by applicable Law or a Judgment applicable to the Company, take any action (or omit to take any action) if such action (or omission) is reasonably likely to result in (A) any representation and warranty of the Company set forth in this Agreement that is qualified as to materiality becoming untrue (as so qualified) or (B) any such representation and warranty that is not so qualified becoming untrue in any material respect;

(xvii) except as required by applicable Law or a Judgment applicable to the Company, adopt or enter into any collective bargaining agreement or other labor union Contract applicable to the employees of the Company or any of its Subsidiaries or terminate (other than for cause) the employment of any Company Personnel who has an employment, severance or similar agreement or arrangement with the Company or any of its Subsidiaries;

(xviii) write-down any of its material assets, including any Intellectual Property, or make any change in any financial or tax accounting principle, method or practice other than those required by GAAP or applicable Law;

(xix) take any action or fail to take any action which action or failure to act would result in the material loss or reduction in value of the Intellectual Property, taken as a whole;

(xx) enter into, extend or renew (A) any Contract or amendment thereof which contains any provision listed in Section 3.01(i)(i)(B), (C), (H)(2) or (L)(2), (B) any Contract or amendment thereof that grants any party the right or ability to access, license or use all or a material portion of the Intellectual Property of the Company and its Subsidiaries, other than in the ordinary course of business consistent with past practice or (C) any Contract providing for the services of any dealer, distributor, sales representative or similar representative. Notwithstanding the foregoing, the Company may enter into, extend or renew any non-exclusive Contract providing for the services of any dealer, distributor, sales representative or similar representative, provided, that with respect to this clause (C), (x) each such entry, extension or renewal is in the ordinary course of business and consistent with past practice and (y) the Company shall have provided Parent with prior written notice of the material terms of the proposed Contract, extension or renewal and not less than 48 hours to comment on such terms;

(xxi) enter into any Contract or material amendment to a Contract which contains any provision listed in Section 3.01(i)(i)(F), (I), (K), (M), (N) (other than alliance agreements or amendments thereto entered into in the ordinary course of business consistent with past practice), (O) (other than customer Contracts or amendments thereto entered into in the ordinary course of business consistent with past practice, or as required by applicable Law), (Q) or (S);

(xxii) authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

(b) Certain Tax Matters. (i) During the period from the date of this Agreement to the Effective Time, (i) the Company and each of its Subsidiaries shall timely file all material Tax Returns (“Post-Signing Returns”) required to be filed by each such entity (after taking into account any extensions) and all Post-Signing Returns shall be complete and accurate in all material respects; (ii) the Company and each of its Subsidiaries will timely pay all Taxes due and payable in respect of such Post-Signing Returns; (iii) the Company will accrue a reserve in its books and records and financial statements in accordance with past practice for all Taxes payable by the Company or any of its Subsidiaries for which no Post-Signing Return is due prior to the Effective Time; (iv) the Company and each of its Subsidiaries will promptly notify Parent of any suit, claim, action, investigation, proceeding or audit pending against or with respect to the Company or any of its Subsidiaries in respect of any Tax and will not settle or compromise any such suit, claim, action, investigation, proceeding or audit without Parent’s prior written consent, which consent shall not be unreasonably delayed; (v) none of the Company or any of its Subsidiaries will make or change any material Tax election without Parent’s consent, which consent shall not be unreasonably withheld; and (vi) the Company and each of its Subsidiaries will retain all books, documents and records necessary for the preparation of Tax Returns and Tax audits.

(ii) The Company shall deliver to Parent at or prior to the Closing a certificate, in form and substance satisfactory to Parent, duly executed and acknowledged, certifying that the payment of the Merger Consideration and any payments made in respect of the Appraisal Shares pursuant to the terms of this Agreement are exempt from withholding pursuant to the Foreign Investment in Real Property Tax Act.

(c) Contact Person. Promptly, and in any event within two business days following the execution of this Agreement, Parent shall designate one or more contact persons who are authorized by Parent to consent to any of the matters set forth in this Section 4.01, including e-mail and other contact information for such persons. Notwithstanding Section 8.02 hereof, delivery of notices, requests for consents and other matters provided to such person may be made by e-mail or other electronic format as the parties shall reasonably agree.

SECTION 4.02. No Solicitation. (a) Notwithstanding any provision in this Agreement to the contrary, the Company shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any director, officer or employee of the Company or any of its Subsidiaries or any investment banker, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries to, directly or indirectly (and it shall instruct each director, officer, investment banker and attorney of the Company and its Subsidiaries not to), (i) solicit, initiate or knowingly encourage, or take any other action knowingly to assist or facilitate, any Takeover Proposal or any inquiries or the making of any proposal that is reasonably likely to lead to a Takeover Proposal or (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any person any information with respect to any Takeover Proposal; provided, however, that at any time prior to obtaining the Stockholder Approval, the Board of Directors of the Company may, in response to a bona fide written Takeover Proposal that such Board of Directors determines in good faith constitutes or is reasonably likely to lead to a Superior Proposal, and which Takeover Proposal was unsolicited after the date of this Agreement and did not otherwise result from a breach of this Section 4.02, and subject to compliance with Section 4.02(c) and (d), (A) furnish, or cause its Subsidiaries to furnish information with respect to the Company and its Subsidiaries to the person making such Takeover Proposal (and its representatives) pursuant to a confidentiality agreement which contains terms that are substantially equivalent to the terms of the Confidentiality Agreement dated July 15, 2005, between Parent and the Company (as it may be amended from time to time, the “Confidentiality Agreement”); provided that all such information had been or is provided on a prior or concurrent basis to Parent and (B) participate in discussions or negotiations with the person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal.

For purposes of this Agreement, the term “Takeover Proposal” means any proposal or offer from any person (other than Parent or Sub) relating to, or that is reasonably likely to lead to, any direct or indirect acquisition, in one transaction or a series of transactions, including by way of any merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, binding share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction, of (i) assets or businesses that constitute or represent 15% or more of the total revenue, net income or operating assets of the Company and its Subsidiaries, taken as a whole, or (ii) 15% or more of the outstanding shares of Company Common Stock or of any class of capital stock of, or other equity or voting interests in, one or more of the Company’s Subsidiaries which, in the aggregate, directly or indirectly hold the assets or businesses referred to in clause (i) above, in each case other than the Merger.

For purposes of this Agreement, the term “Superior Proposal” means any bona fide binding written offer not solicited after the date of this Agreement by or on behalf of the Company or any of its Subsidiaries made by a third party which, if consummated, would result in such third party (or in the case of a direct merger between such third party and the Company, the stockholders of such third party) acquiring, directly or indirectly, more than 50% of the voting power of the Company Common Stock or all or substantially all the assets of the Company and its Subsidiaries, taken as a whole, for consideration consisting of cash and/or securities that the Board of Directors of the Company determines in its good faith judgment (after consultation with a financial advisor of nationally recognized reputation) to be more favorable to the Company’s stockholders than the Merger, taking into account any changes to the terms of this Agreement proposed by Parent in response to such offer or otherwise.

(b) Neither the Board of Directors of the Company nor any committee thereof shall (or shall agree or resolve to) (i) withdraw or modify in a manner adverse to Parent or Sub, or propose publicly to withdraw or modify in a manner adverse to Parent or Sub, the recommendation or declaration of advisability by such Board of Directors or any such committee of this Agreement or the Merger or recommend, or propose publicly to recommend, the approval or adoption of any Takeover Proposal or resolve or agree to take any such action (any such action or any such resolution or agreement to take such action being referred to herein as an “Adverse Recommendation Change”), (ii) adopt or approve any Takeover Proposal, or propose the approval or adoption of any Takeover Proposal or resolve or agree to take any such action, (iii) cause or permit the Company to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (each, an “Acquisition Agreement”) constituting or related to, or which is intended to or is reasonably likely to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in Section 4.02(a)) or resolve or agree to take any such action or (iv) rescind or modify in any material respect the resolutions of the Board of Directors or any committee thereof in respect of this Agreement and the transactions contemplated hereby. Notwithstanding any other provision of this Agreement to the contrary, but subject to Section 4.02(c), if the Board of Directors of the Company or any committee thereof determines in its good faith judgment that the failure to take such action is reasonably likely to result in a breach of its fiduciary duties under applicable Law, the Board of Directors of the Company or any committee thereof, as applicable, may (and may agree or resolve to) make an Adverse Recommendation Change.

(c) In addition to the obligations of the Company set forth in paragraphs (a) and (b) of this Section 4.02, the Company shall promptly, and in any event within 24 hours after any director, officer, investment banker or attorney of the Company becomes aware of any request for information that relates to or contemplates a Takeover Proposal or of any Takeover Proposal or of any inquiry that is reasonably likely to lead to any Takeover Proposal, advise Parent of such request, Takeover Proposal or inquiry (each, a “Disclosable Communication”) and of the terms and conditions of such Disclosable Communication (including, if it is in writing, by providing a copy thereof) and the identity of the person making any such

Disclosable Communication. On each day following the receipt of a Disclosable Communication, the Company shall cause its outside counsel to spend an amount of time requested by Parent’s outside counsel (which shall not exceed 30 minutes on any day) answering questions asked by Parent’s outside counsel relating to such Disclosable Communication, the status thereof, any amendments thereto, or any discussions or communications relating thereto, which questions shall be answered in good faith by the Company’s outside counsel to the best of his or her knowledge. In addition, the Company shall provide Parent with any written proposals, markups, term sheets, amendments, drafts of agreements, issues lists and similar written documents exchanged between the Company or any of its officers, directors, investment bankers, attorneys, accountants or other advisors, on the one hand, and the party making a Takeover Proposal or any of its officers, directors, investment bankers, attorneys, accountants or other advisors, on the other hand, relating to such Disclosable Communication as promptly as reasonably practicable following a request therefor from Parent, provided that such documents are readily available to the Company or its outside counsel, and provided further that such request would not in the reasonable good faith judgment of the Company impose a material administrative burden on the Company.

(d) Nothing contained in this Section 4.02 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to the Company’s stockholders if the Board of Directors of the Company or any committee thereof determines in its reasonable good faith judgment that the failure so to disclose is reasonably likely to result in a breach of its fiduciary duties under applicable Law; provided, however, that in no event shall the Company or its Board of Directors or any committee thereof take, agree or resolve to take any action prohibited by Section 4.02(b).

SECTION 4.03. Conduct by Parent. During the period from the date of this Agreement to the Effective Time, except as consented to in writing by the Company prior to such action or as specifically contemplated by this Agreement, Parent shall not, and shall not permit any of its subsidiaries to, take any action that is reasonably likely to result in (a) any representation and warranty of Parent or Sub set forth in this Agreement that is qualified as to materiality becoming untrue (as so qualified) or (b) any such representation and warranty that is not so qualified becoming untrue in any material respect.

ARTICLE V

Additional Agreements

SECTION 5.01. Preparation of the Proxy Statement; Stockholders Meeting. (a) Subject to the reasonable cooperation of Parent, as promptly as practicable following the date of this Agreement, and in any event no later than the last business day of calendar year 2005, the Company shall prepare and file with the SEC the preliminary Proxy Statement. The Company shall file with the SEC the definitive Proxy Statement and shall cause the mailing of the definitive Proxy Statement to the stockholders of the Company to occur on the 10th calendar day (or, if such calendar day is not a business day, the first business day subsequent to such calendar day) immediately following the filing of the preliminary Proxy Statement with the SEC or if not practicable, then as promptly as practicable thereafter. Each of the Company and Parent shall use reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect to the Proxy Statement. Each of the Company and Parent shall furnish all information concerning such person to the other as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent an opportunity to review and comment on such document or response, (ii) if the Company shall not have made an

Adverse Recommendation Change, shall include in such document or response all comments reasonably proposed by Parent and (iii) if the Company shall not have made an Adverse Recommendation Change, shall not file or mail such document or respond to the SEC prior to receiving the approval of Parent, which approval shall not be unreasonably withheld, conditioned or delayed. Nothing contained in this Agreement shall be construed to limit the right of Parent to file and mail a proxy statement in respect of the Merger that is separate from and in addition to the Proxy Statement. If at any time prior to the Stockholders Meeting, any information relating to the Company, Parent or any of their respective affiliates, officers or directors, should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company. Each of Parent and the Company shall bear and pay one-half of the cost of printing and mailing the Proxy Statement and any supplement thereto; provided that each of Parent and the Company shall bear and pay 100% of the cost of printing and mailing its own supplemental proxy statement in the event that Parent elects to print and mail a proxy statement separate from and in addition to the Proxy Statement.

(b) The Company agrees that none of the information included or incorporated by reference in the Proxy Statement will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date the Proxy Statement is filed with the SEC or mailed to the stockholders of the Company or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made in the Proxy Statement based on information supplied in writing by or on behalf of Parent for inclusion or incorporation for reference therein. Parent agrees that none of such information will (except to the extent revised or superseded by amendments or supplements contemplated hereby), at the date the Proxy Statement is filed with the SEC or mailed to the stockholders of the Company or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

(c) The Company shall, as promptly as practicable after the date of this Agreement, establish a record date (which will be as promptly as reasonably practicable following the date of this Agreement) for, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholders Meeting”), which shall be held on February 13, for the purpose of obtaining the Stockholder Approval, regardless of whether the Board of Directors of the Company determines at any time that this Agreement is no longer advisable or recommends that the stockholders of the Company reject it or any other Adverse Recommendation Change has occurred at any time; provided, however, that the Company may extend the date of the Stockholders Meeting to the extent (and only to the extent) (i) necessary in order to obtain a quorum of its stockholders and the Company shall use its reasonable best efforts to obtain such a quorum as promptly as practicable or (ii) the Company reasonably determines that such delay is required by applicable Law to comply with comments made by the SEC with respect to the Proxy Statement. The notice of such Stockholders Meeting shall state that a resolution to adopt this Agreement will be considered at the Stockholders Meeting. Subject to Section 4.02(b)(i), the Board of Directors of the Company shall recommend to holders of the Company Common Stock that they adopt this Agreement, and shall include such recommendation in the Proxy Statement.

SECTION 5.02. Access to Information; Confidentiality. (a) Subject to applicable Law, the Company shall, and shall cause each of its Subsidiaries to, afford to Parent and to Parent’s officers, employees, investment bankers, attorneys, accountants, consultants and other advisors and representatives all reasonable access upon reasonable advance notice and during normal business hours during the period prior to the Effective Time or the termination of this Agreement to all their respective properties, assets, books, records, Contracts, Permits, documents, information, directors, officers, employees, and during such period the Company shall, and shall cause each of its Subsidiaries to, make available to Parent any information concerning its business as Parent may reasonably request (including the work papers of KPMG LLP, subject to the requirements of KPMG LLP). Subject to the requirements of applicable Law, following the date of this Agreement and prior to the Effective Time, Parent may (but shall not be required to), following reasonable notice to the Company, contact and interview any Company Personnel, and review the personnel records and such other information concerning such Company Personnel as Parent may reasonably request (provided that such personnel records and other such information shall be made available by the Company only at the offices of the Company). No investigation by Parent or any of its Representatives and no other receipt of information by Parent or its Representatives shall operate as a waiver or otherwise affect any representation or warranty of the Company or any covenant or other provision in this Agreement. Parent will hold, and will direct its officers, employees, investment bankers, attorneys, accountants and other advisors and representatives to hold, any and all information received from the Company, its Subsidiaries and their respective directors, officers, employees and other advisors and representatives confidential in accordance with, and subject to the exceptions contained in, the Confidentiality Agreement.

(b) Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, as and to the extent reasonably requested by Parent, provide Parent with (i) a complete and accurate list of all licenses issued by the Federal Communications Commission (the “FCC”) and held by the Company or any of its Subsidiaries (the “FCC Licenses”), (ii) complete and accurate copies of each FCC License, (iii) the address and physical location of the device(s) covered by each FCC License, (iv) a written description of the purpose of the device(s) covered by each FCC License, (v) complete and accurate copies of any Notices of Apparent Liability for Forfeiture issued by the FCC against the Company or any of its Subsidiaries and (vi) all reasonable information necessary for Parent to make an independent determination that the Company and its Subsidiaries have complied with FCC rules regarding changes of ownership control of the FCC Licenses (including descriptions of any transactions that effected a change of ownership or control of the FCC Licenses (including any intracompany reorganizations) and corporate organizational charts depicting the ownership structure of the holder of the FCC Licenses before and after any such change of ownership or control).

(c) Subject to applicable Law, the Company and Parent shall, and shall cause each of their respective subsidiaries to, cooperate to ensure an orderly transition and integration process in connection with the Merger in order to minimize the disruption to, and preserve the value of, the business of the Surviving Corporation and its subsidiaries during the period from and after the Effective Time.

SECTION 5.03. Reasonable Best Efforts; Consultation and Notice. (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, that are necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement, including using its reasonable best efforts to accomplish the following: (i) the taking of all reasonable actions necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from, and the giving of any necessary notices to, Governmental Entities and the making of all necessary registrations, declarations and filings (including filings under the HSR Act and other registrations, declarations and filings with, or notices to, Governmental Entities, if any), (iii) the taking of all reasonable steps to provide any supplemental information requested by a Governmental Entity, including participating in meetings with officials of such entity in the course of its review of this Agreement, the Merger or the other transactions contemplated by this Agreement, (iv) the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity or third party and (v) the obtaining of all necessary consents, approvals or waivers from third parties. In connection with and without limiting the generality of the foregoing, each of the Company and its Board of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to this Agreement or any of the Merger and the other transactions contemplated by this Agreement and use its reasonable best efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on this Agreement, the Merger and the other transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall any party hereto be obligated to, and the Company and its Subsidiaries shall not, without the prior written consent of Parent, agree or proffer to divest or hold separate, or enter into any licensing or similar arrangement with respect to, any assets (whether tangible or intangible) or any portion of any business of Parent, the Company or any of their respective subsidiaries. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in no event shall Parent or any of its subsidiaries be obligated to litigate any suit, claim, action, investigation or proceeding, whether judicial or administrative, brought by any Governmental Entity (i) challenging or seeking to restrain or prohibit the consummation of the Merger or seeking to obtain from Parent or any of its subsidiaries any damages in relation therewith; (ii) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or any of their respective affiliates of all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its subsidiaries or to require any such person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its subsidiaries, in each case as a result of or in connection with the Merger or any of the other transactions contemplated by this Agreement; (iii) seeking to impose limitations on the ability of Parent or any of its affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock or any shares of common stock of the Surviving Corporation, including the right to vote the Company Common Stock or the shares of common stock of the Surviving Corporation on all matters properly presented to the stockholders of the Company or the Surviving Corporation, respectively; or (iv) seeking to (A) prohibit Parent or any of its affiliates from effectively controlling in any respect any of the business or operations of the Company or its Subsidiaries or (B) prevent the Company or its Subsidiaries from operating any of their business in substantially the same manner as operated by the Company and its Subsidiaries immediately prior to the date of this Agreement. The Company and Parent shall provide such assistance, information and cooperation to each other as is reasonably required to obtain any such nonactions, waivers, consents, approvals, orders and authorizations and, in connection therewith, shall notify the other person promptly following the receipt of any comments from any Governmental Entity and of any request by any Governmental Entity for amendments, supplements or additional information in respect of any registration, declaration or filing with, or notice to, such Governmental Entity, shall supply the other person with copies of all correspondence between such person or any of its representatives, on the one hand, and any Governmental Entity, on the other hand and shall keep the other party apprised of the status thereof, subject to applicable Law.

(b) (i) In connection with the continuing operation of the business of the Company and its Subsidiaries between the date of this Agreement and the Effective Time, subject to applicable Law, the Company shall consult in good faith on a reasonably regular basis with Parent to report material (individually or in the aggregate) operational developments, the general status of relationships with customers and resellers, the general status of ongoing operations and other matters reasonably requested by Parent pursuant to procedures reasonably requested by Parent; provided, however, that no such consultation shall affect the representations or warranties of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

(ii) Except as prohibited by applicable Law, the Company shall promptly notify Parent in writing of:

(A) the occurrence of any matter or event that (1) is, or that is reasonably likely to be, in the reasonable judgment of the Company, material (individually or in the aggregate) to the business, assets, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (2) is reasonably likely to result in any condition set forth in Article VI not being satisfied;

(B) any notice or other communication from any person (other than a Governmental Entity) alleging that the consent of such person is required in connection with the transactions contemplated by this Agreement;

(C) any notice or other communication from any Major Customer or Major Supplier to the effect that such Major Customer or Major Supplier is terminating or otherwise materially adversely modifying its relationship with the Company or any of its Subsidiaries as a result of the transactions contemplated by this Agreement;

(D) any material notice or other material communication from any Governmental Entity in connection with the Merger, and a copy of any such notice or communication shall be furnished to Parent together with the Company’s written notice;

(E) any filing made by the Company with any Governmental Entity in connection with the transactions contemplated by this Agreement, and a copy of any such filing shall be furnished to Parent (other than portions of such filing that include confidential information not directly related to the transactions contemplated by this Agreement) together with the Company’s written notice; and

(F) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries that are material, individually or in the aggregate, or that relate to the consummation of the transactions contemplated by this Agreement;

provided, however, that no such notification shall affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement provided, further, that the failure of the Company to provide such notice shall not be a breach of this Agreement for purposes of Section 6.02(b) unless such failure materially prejudices Parent.

(iii) Except as prohibited by applicable Law, Parent shall give prompt notice to the Company of:

(A) the occurrence of any matter or event that is reasonably likely to result in any condition set forth in Article VI not being satisfied;

(B) any notice or other communication from any person (other than a Governmental Entity) alleging that the consent of such person is required in connection with the transactions contemplated by this Agreement;

(C) any material notice or other material communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, and a copy of any such notice or communication shall be furnished to the Company together with Parent’s written notice;

(D) any filing made by Parent with any Governmental Entity in connection with the transactions contemplated by this Agreement, and a copy of any such filing shall be furnished to the Company (other than portions of such filing that include confidential information not directly related to the transactions contemplated by this Agreement) together with Parent’s written notice;

(E) any notice of any material claims (except claims for benefits payable in the normal operation of Benefits Plans) involving any Benefit Plan or Benefit Agreement; and

(F) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries that are material or that relate to the consummation of the transactions contemplated by this Agreement;

provided, however, that no such notification shall affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement; provided, further, that the failure of Parent to provide such notice shall not be a breach of this Agreement for purposes of Section 6.03(b) unless such failure materially prejudices the Company.

(c) Without limiting the generality of the foregoing, the Company shall give Parent the opportunity to participate in the defense of any litigation against the Company and/or its directors relating to this Agreement, it being understood and agreed that this Section 5.03(c) shall not give Parent the right to direct such defense.

SECTION 5.04. Equity Awards. (a) As soon as practicable following the date of this Agreement, the Company agrees that the Board of Directors of the Company (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions or take such other actions (including obtaining any required consents) as may be required to effect the following:

(i) at the Effective Time, each outstanding Stock Option that is vested and unexercised (each, a “Terminated Option”) shall be canceled, with the holder of each Terminated Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash equal to (A) the excess, if any, of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Terminated Option, multiplied by (B) the number of shares of Company Common Stock subject to such Terminated Option; provided that all amounts payable pursuant to this clause (i) shall be subject to any required withholding of taxes or proof of eligibility for exemption therefrom and shall be paid at or as soon as practicable following the Effective Time, without interest;

(ii) each Stock Option that is unvested at the Effective Time (each, a “Substituted Option”) shall be converted into an option to acquire, on the same terms and conditions as were applicable under the Substituted Option, the number of shares of Parent common stock, par value $0.20 per share (“Parent Common Stock”) (rounded down to the nearest whole share), determined by multiplying the number of shares of Company Common Stock subject to such Substituted Option by a fraction (the “Option Exchange Ratio”), the numerator of which is the Merger Consideration and the denominator of which is the average closing price per share of Parent Common Stock on the New York Stock Exchange Composite Transactions Tape on the ten trading days immediately preceding the date on which the Effective Time occurs at an exercise price per share of Parent Common Stock equal to (A) the per share exercise price for the shares of Company Common Stock otherwise purchasable pursuant to such Substituted Option divided by (B) the Option Exchange Ratio (each, as so adjusted, an “Adjusted Option”); provided that such exercise price shall be rounded up to the nearest whole cent; provided further that any Substituted Option that is intended to be an “incentive stock option” (as defined in Section 422 of the Code), and that may not be adjusted in the foregoing manner and remain an incentive stock option, shall be adjusted in accordance with the requirements of Section 424 of the Code in a manner that most closely produces the economic results obtained with respect to other Adjusted Options (it being understood that it is the intention of the parties that Substituted Options so assumed by Parent qualify, to the maximum extent permissible following the Effective Time, as “incentive stock options” (as defined in Section 422 of the Code), to the extent that such Substituted Options qualified as “incentive stock options” prior to the Effective Time);

(iii) make such other changes to the Company Stock Plans as Parent and the Company may reasonably agree are appropriate to give effect to the Merger;

(iv) except as expressly required pursuant to this Section 5.04, take such action as necessary under the Company Stock Plans to ensure that all restrictions or limitations on transfer and vesting, all forfeiture restrictions, all repurchase rights with respect to the Substituted Options to the extent that such restrictions or limitations shall not have already lapsed, and all other terms thereof, shall remain in full force and effect with respect to the corresponding Adjusted Options after giving effect to the Merger, subject to any acceleration of vesting thereof pursuant to the terms of any Contract described in Section 3.01(m)(v) of the Company Letter;

(v) take all steps reasonably requested by Parent to modify the Company Stock Plans to provide for the issuance of Parent Common Stock with the intention that any shares of Company Common

Stock that immediately prior to the Effective Time remain available for issuance under the Company Stock Plans (the “Residual Stock Plan Shares”) shall be converted at the Effective Time into the number of shares of Parent Common Stock equal to the product of the number of such Residual Stock Plan Shares and the Option Exchange Ratio (the “Assumed Shares”) and such Assumed Shares shall be available for issuance after the Effective Time pursuant to grants of options or other equity awards by Parent under the Company Stock Plans or any other plan of Parent or any of its affiliates; and

(vi) immediately prior to the Effective Time, each outstanding unexercised Stock Option held by each member of the Board of Directors of the Company (other than any such member who is also an employee of the Company) shall become fully vested.

(b) Subject to the adjustments required by Section 5.04(a) after giving effect to the Merger, at the Effective Time, by virtue of the Merger and without the need of any further corporate action, Parent shall assume the Company Stock Plans, with the result that all obligations of the Company under the Company Stock Plans, including with respect to Substituted Options outstanding at the Effective Time, shall be obligations of Parent following the Effective Time. Notwithstanding the foregoing, Parent may assume the Adjusted Options under an existing equity incentive plan.

(c) As soon as reasonably practicable following the Effective Time, Parent shall either (i) prepare and file with the SEC a registration statement on Form S-8 (or another appropriate form) registering a number of shares of Parent Common Stock equal to the number of shares subject to the Adjusted Options or (ii) assume the Adjusted Options under an existing equity incentive plan with respect to which a registration statement on Form S-8 (or another appropriate form) is currently effective. Any such registration statement shall be kept effective (and the current status of the prospectus or prospectuses required thereby shall be maintained) as long as any Adjusted Options may remain outstanding.

(d) As soon as reasonably practicable after the Effective Time, Parent shall deliver to the holders of Adjusted Options appropriate notices setting forth such holders’ rights pursuant to the respective Company Stock Plans and the agreements evidencing the grants of such Adjusted Options and that such Adjusted Options and agreements shall be assumed by Parent and shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 5.04 after giving effect to the Merger).

(e) A holder of an Adjusted Option may exercise such Adjusted Option in whole or in part in accordance with its terms by delivering a properly executed notice of exercise to Parent, together with the consideration therefor and the Federal withholding tax information, if any, required in accordance with the related Company Stock Plan.

(f) The Company shall take any actions with respect to the ESPP as are necessary to provide that (i) participation in the ESPP shall be limited to those employees who were participants on the date of this Agreement, (ii) such participants may not increase their payroll deduction elections or purchase elections from those in effect on the date of this Agreement, (iii) each purchase right under the ESPP outstanding immediately before the Effective Time shall be canceled by refunding the payroll deductions of each then current participant in the ESPP for the then current Accumulation Period (as defined in the ESPP) in effect under the ESPP (each, an “ESPP Accumulation Period”), (iv) there shall not be any additional ESPP Accumulation Periods commencing following the date of this Agreement under the ESPP and (v) the ESPP shall be suspended following the close of the current ESPP Accumulation Period and shall terminate, effective upon the last business day before the Effective Time.

SECTION 5.05. Indemnification, Exculpation and Insurance. (a) Parent and Sub agree that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (and rights for advancement of expenses) now existing in favor of the current or former directors or officers of the Company and its Subsidiaries as provided in their respective certificates of incorporation or bylaws (or comparable organizational documents) and any indemnification or other agreements of the Company as in effect on the date of this Agreement shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall continue in full force and effect in accordance with their terms.

(b) In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any person, or if Parent dissolves the Surviving Corporation then, and in each such case, Parent shall cause the successors and assigns of the Surviving Corporation to comply with the obligations of the Surviving Corporation set forth in this Section 5.05.

(c) For six years after the Effective Time, Parent shall maintain in effect the Company’s current directors’ and officers’ liability insurance covering each person currently covered by the Company’s directors’ and officers’ liability insurance policy for acts or omissions occurring prior to the Effective Time on terms with respect to such coverage and amounts no less favorable than those of such policy in effect on the date of this Agreement; provided that Parent may substitute therefor policies of a reputable insurance company the material terms of which, including coverage and amount, are no less favorable to such directors and officers than the insurance coverage otherwise required under this Section 5.05(c); provided, however, that in no event shall Parent be required to pay, with respect to the entire six year period following the Effective Time, premiums for insurance under this Section 5.05(c) which in the aggregate exceed 300% of the aggregate premiums paid by the Company for the period from February 12, 2005 to, and including, February 12, 2006 for such purpose (which premiums for such period are hereby represented and warranted by the Company to be $922,750); provided that Parent shall nevertheless be obligated to provide such coverage, with respect to the entire six year period following the Effective Time, as may be obtained for such 300% amount. For the avoidance of doubt, nothing in this Section 5.05(c) shall require Parent to make expenditures exceeding $2,768,250 in the aggregate.

(d) The provisions of this Section 5.05 (i) are intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

(e) Parent shall cause the Surviving Corporation to comply with all its obligations under this Section 5.05.

SECTION 5.06. Fees and Expenses. (a) Except as expressly set forth in the last sentence of Section 5.01(a) or in this Section 5.06, all fees and expenses incurred in connection with this Agreement and the Merger shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

(b) In the event that: (i) a Takeover Proposal has been made known to the Company or any person has announced an intention (whether or not conditional and whether or not withdrawn) to make a Takeover Proposal or a Takeover Proposal otherwise becomes known to the stockholders of the Company and thereafter (A) this Agreement is terminated by either Parent or the Company pursuant to (1) Section 7.01(b)(i) (but only if the Stockholders Meeting shall not have been held by the date that is five business days prior to the date of such termination), (2) Section 7.01(b)(iii) (but only if such Takeover Proposal shall have been publicly announced) or (3) Section 7.01(d) and (B) prior to the date that is 12 months after such termination, the Company or any of its Subsidiaries enters into any Acquisition Agreement with respect to any Takeover Proposal or any Takeover Proposal is consummated (solely for purposes of this Section 5.06(b)(i)(B), the term “Takeover Proposal” shall have the meaning set forth in the definition of Takeover Proposal contained in Section 4.02(a) except that all references to 15% shall be deemed references to 40%); or (ii) this Agreement is terminated by Parent pursuant to Section 7.01(c), then the Company shall pay Parent a fee equal to $16,400,000 (the “Termination Fee”) by wire transfer of same-day funds to an account designated by Parent (x) in the case of a termination by Parent pursuant to Section 7.01(c), within two business days after such termination and (y) in the case of a payment as a result of any event referred to in Section 5.06(b)(i)(B), no later than the first to occur of such events.

(c) The Company acknowledges that the agreements contained in this Section 5.06 are an integral part of this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails promptly to pay the amounts due pursuant to this Section 5.06, and, in order to obtain such payment, Parent commences a suit that results in a judgment against the Company for the amounts set forth in this Section 5.06, the Company shall pay to Parent its reasonable costs and expenses (including attorneys’ fees and expenses) in connection with such suit and any appeal relating thereto, together with interest on the amounts set forth in this Section 5.06 at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made.

SECTION 5.07. Public Announcements. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement shall be in the form heretofore agreed to by the parties. Parent and Sub, on the one hand, and the Company, on the other hand, shall, to the extent at all reasonably practicable, consult with each other before making, and give each other a reasonable opportunity to review and comment upon, any press release or other public statements with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such reasonably practicable consultation, except as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system.

SECTION 5.08. Sub Compliance. Parent shall cause Sub to comply with all of Sub’s obligations under this Agreement.

SECTION 5.09. Certain Pre-Closing Actions. Subject to applicable Law, prior to the Closing, the Company shall take all actions set forth on Schedule 5.09 to this Agreement; provided, however, that the Company shall not be required to take any action that would unreasonably interfere with the normal operation of its business.

ARTICLE VI

Conditions Precedent

SECTION 6.01. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Stockholder Approval. The Stockholder Approval shall have been obtained.

(b) Antitrust. Any waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have been terminated or shall have expired and any other material approval or waiting period under any other applicable competition, merger control, antitrust or similar Law shall have been obtained or terminated or shall have expired.

(c) No Injunctions or Legal Restraints. No temporary restraining order, preliminary or permanent injunction or other Judgment issued by any court of competent jurisdiction or other legal restraint or prohibition (collectively, “Legal Restraints”) which has the effect of preventing the consummation of the Merger shall be in effect.

SECTION 6.02. Conditions to Obligations of Parent and Sub. The obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained herein that are qualified as to materiality shall be true and correct (as so qualified), and the representations and warranties of the Company contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and chief financial officer of the Company to such effect.

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all its obligations required to be performed by it under this Agreement at or prior to the Closing Date, and Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

(c) No Litigation. There shall not be pending any claim, suit, action or proceeding brought or threatened by any Governmental Entity, that has a reasonable likelihood of success (i) challenging or seeking to restrain or prohibit the consummation of the Merger or seeking to obtain from Parent or any of its subsidiaries any damages that are material (individually or in the aggregate) in relation to the value of the Company and its Subsidiaries, taken as a whole; (ii) seeking to prohibit or limit in any respect, or place any conditions on, the ownership or operation by the Company, Parent or all or any of their respective affiliates of all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its subsidiaries or to require any such person to dispose of, license (whether pursuant to an exclusive or nonexclusive license) or hold separate all or any portion of the business or assets or any product of the Company or its Subsidiaries or Parent or its subsidiaries, in each case as a result of or in connection with the transactions contemplated by this Agreement; (iii) seeking to impose limitations on the ability of Parent or any of its affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock or any shares of common stock of the Surviving Corporation, including the right to vote the Company Common Stock or the shares of common stock of the Surviving Corporation on all matters properly presented to the stockholders of the Company or the Surviving Corporation, respectively; or (iv) seeking to (A) prohibit Parent or any of its affiliates from effectively controlling in any respect any of the business or operations of the Company or its Subsidiaries or (B) prevent the Company or its Subsidiaries from operating any of their business in substantially the same manner as operated by the Company and its Subsidiaries prior to the date of this Agreement.

(d) Legal Restraint. No Legal Restraint that is reasonably likely to result, directly or indirectly, in any of the effects referred to in clauses (i) through (iv) of paragraph (c) of this Section 6.02 shall be in effect.

(e) No Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect on or with respect to the Company. Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and the chief financial officer of the Company to such effect.

SECTION 6.03. Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Sub contained herein that are qualified as to materiality shall be true and correct (as so qualified), and the representations and warranties of Parent and Sub contained herein that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date with the same effect as though made as of the Closing Date, except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date. The Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.

(b) Performance of Obligations of Parent and Sub. Parent and Sub shall have performed in all material respects all its obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent by an authorized signatory of Parent to such effect.

SECTION 6.04. Frustration of Closing Conditions. None of the Company, Parent or Sub may rely on the failure of any condition set forth in Section 6.01, 6.02 or 6.03, as the case may be, to be satisfied if such failure was caused by such party’s failure to use reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement, as required by and subject to the exceptions set forth in Section 5.03.

ARTICLE VII

Termination, Amendment and Waiver

SECTION 7.01. Termination. This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after the Stockholder Approval has been obtained upon written notice (other than in the case of Section 7.01(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 7.01 pursuant to which such termination is effected:

(a) by mutual written consent of Parent, Sub and the Company;

(b) by either Parent or the Company:

(i) if the Merger shall not have been consummated by May 31, 2006 (the “Termination Date”) for any reason;

(ii) if any Legal Restraint having the effect set forth in Section 6.01(c) shall be in effect and shall have become final and nonappealable; or

(iii) the Stockholders Meeting shall have been held and the Stockholder Approval shall not have been obtained thereat;

(c) by Parent in the event an Adverse Recommendation Change has occurred;

(d) by Parent in the event the Board of Directors of the Company fails to publicly reaffirm its recommendation of the adoption of this Agreement within ten business days of a written request by Parent for such reaffirmation;

(e) by Parent if (i) any condition to closing set forth in Section 6.01(b) or Section 6.02 is incapable of being satisfied prior to the Termination Date (including after taking into account any ability of the Company to cure any breach of any representation, warranty, covenant or other agreement herein prior to the Termination Date), (ii) the Company shall have breached any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.02(a) or (b), and which breach is capable of being cured by the Company by the Termination Date, but the Company does not commence to cure such breach or failure within 10 business days after its receipt of written notice thereof from Parent and diligently pursue such cure thereafter, or (iii) any Legal Restraint having any of the effects referred to in clauses (i) through (iv) of Section 6.02(c) shall be in effect and shall have become final and nonappealable; provided, however, that Parent shall not have the right to terminate this Agreement under clause (i) or (ii) of this Section 7.01(e) if any breach of this Agreement by Parent shall have been a principal cause of the failure of such condition to be satisfied; or

(f) by the Company, if (i) any condition to closing set forth in Section 6.01(b) or Section 6.03 is incapable of being satisfied prior to the Termination Date (including after taking into account any ability of Parent to cure any breach of any representation, warranty, covenant or other agreement herein prior to the Termination Date) or (ii) Parent shall have breached any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 6.03(a) or (b), and which breach is capable of being cured by Parent by the Termination Date, but Parent does not commence to cure such breach or failure within 10 business days after its receipt of written notice thereof from the Company and diligently pursue such cure thereafter; provided, however, that the Company shall not have the right to terminate this Agreement under this Section 7.01(f) if any breach of this Agreement by the Company shall have been a principal cause of the failure of such condition to be satisfied.

SECTION 7.02. Effect of Termination. In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub or the Company, except for the last sentence of

Section 5.02(a), Section 5.06, this Section 7.02 and Article VIII and except for any willful or intentional breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement (which willful or intentional breach and liability therefor shall not be affected by termination of this Agreement or any payment of the Termination Fee pursuant to Section 5.06(b)).

SECTION 7.03. Amendment. This Agreement may be amended by the parties hereto at any time, whether before or after the Stockholder Approval has been obtained; provided, however, that after the Stockholder Approval has been obtained, there shall be made no amendment that by Law requires further approval by stockholders of the parties without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

SECTION 7.04. Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein; provided, however, that after the Stockholder Approval has been obtained, there shall be made no waiver that by Law requires further approval by stockholders of the parties without the further approval of such stockholders. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party which sets forth the substance of such extension or waiver, including in accordance with Section 8.12. The failure or delay by any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

ARTICLE VIII

General Provisions

SECTION 8.01. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

SECTION 8.02. Notices. Subject to Section 8.12, all notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or e-mail or sent by facsimile or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or sent by facsimile, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 8.02):

if to Parent or Sub, to:

International Business Machines Corporation

New Orchard Road

Armonk, NY 10504

Attention: Archie Colburn

Facsimile: (914) 499-7803

with a copy to:

Cravath, Swaine & Moore LLP

Worldwide Plaza

825 Eighth Avenue

New York, NY 10019

Attention: Scott A. Barshay, Esq.

Facsimile: (212) 474-3700

if to the Company, to:

Micromuse Inc.

650 Townsend Street

Suite 475

San Francisco, CA 94103

Attention: General Counsel

Facsimile: (415) 568-9952

with a copy to:

Paul, Hastings, Janofsky & Walker LLP

515 South Flower Street

Twenty-Fifth Floor

Los Angeles, CA 90071

Attention: Robert R. Carlson, Esq.

   Carl R. Sanchez, Esq.

Facsimile: (213) 627-0705

SECTION 8.03. Definitions. For purposes of this Agreement:

(a) “affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person.

(b) “Company Letter” means the letter dated December 20, 2005 delivered by the Company to Parent.

(c) “Company Product” means the current or generally available version of any of the Company’s products listed on Section 8.03(c) of the Company Letter.

(d) as it relates to the Company, “knowledge” means, with respect to any matter in question, the actual knowledge after reasonable inquiry and investigation, of the officers of the Company listed on Section 8.03(d) of the Company Letter.

(e) as it relates to the Company and/or any of its Subsidiaries, to have “made available” or “provided” any document means to have included such document (in complete and accurate form) in, and not withdrawn such document from, the electronic “data room” to which Parent was granted access prior to the date of this Agreement.

(f) “Material Adverse Effect” on or with respect to the Company means any state of facts, change, development, event, occurrence, action or omission that individually or in the aggregate is reasonably likely to (i) result in a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole or (ii) result in a material impairment on Parent’s ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; provided, however, that no state of facts, change, development, event, occurrence, action or omission to the extent resulting from any of the following shall be deemed to constitute, in and of itself, a Material Adverse Effect, nor shall it be taken into consideration when determining whether there has occurred a Material Adverse Effect: (A) general, legal, market, economic or political conditions affecting the industries in which the Company participates, provided that such conditions do not have a materially disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, (B) changes affecting general worldwide economic or capital market conditions, provided that such changes do not have a materially disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole, (C) the pendency or announcement of this Agreement, including without limitation any customer, employee or supplier reaction to the identity of Parent, (D) any litigation brought or threatened by stockholders of the Company or Parent (whether on behalf of the Company, Parent or otherwise) asserting allegations of a breach of fiduciary duty relating to this Agreement, violations of securities Laws in connection with the Proxy Statement or otherwise in connection with this Agreement, (E) any action required to comply with the rules and regulations of the SEC or the SEC comment process as such process applies to the Proxy Statement, (F) any decrease in the market price or trading volume of the Company Common Stock (it being understood that the underlying cause or causes of any such decrease may be deemed to constitute, in and of itself or themselves, a Material Adverse Effect and may be taken into consideration when determining whether there has occurred a Material Adverse Effect), (G) the Company’s failure to meet any internal or published projections, forecasts or revenue or earnings predictions or published industry analyst expectations (it being understood that the underlying cause or causes of any such failure may be deemed to constitute, in and of itself and themselves, a Material Adverse Effect and may be taken into consideration when determining whether there has occurred a Material Adverse Effect), (H) any change in applicable accounting requirements or principles which occurs or becomes effective after the date of this Agreement (including changes with respect to requirements to expense stock options), (I) actions or omissions of the Company or any of its Subsidiaries taken with the prior written approval or consent of Parent or (J) any act or threat of terrorism or war anywhere in the world, any armed hostilities or terrorist activities anywhere in the world, any threat or escalation of armed hostilities or terrorist activities anywhere in the world or any governmental or other response or reaction to any of the foregoing, provided that no such event has a materially disproportionate adverse impact on the Company and its Subsidiaries, taken as a whole.

(g) “Parent Contract” means any Contract (i) to which each of (A) the Company or a Subsidiary and (B) Parent or a subsidiary of Parent is a party or (ii) entered into by the Company or a Subsidiary with a third party pursuant to Parent and the Company’s reseller relationships, provided that with respect to this clause (ii), Parent is a party to, or recognizes revenue under, such Contract.

(h) “Permit” means any certificate, permit, license, franchise, approval, concession, qualification, registration, certification and similar authorization from any Governmental Entity.

(i) “person” means any natural person, corporation, limited liability company, partnership, joint venture, trust, business association, Governmental Entity or other entity.

(j) a “subsidiary” of any person shall mean any other person (i) more than 50% of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority of such other person are, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a subsidiary only so long as such ownership or control exists, or (ii) which does not have outstanding shares or securities with such right to vote, as may be the case in a partnership, joint venture or unincorporated association, but more than 50% of whose ownership interest representing the right to make the decisions for such other person is, now or hereafter, owned or controlled, directly or indirectly, by such first person, but such other person shall be deemed to be a subsidiary only so long as such ownership or control exists.

(k) a “Subsidiary” means each subsidiary of the Company.

SECTION 8.04. Exhibits and Schedules; Interpretation. The headings contained in this Agreement or in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to an Article, Section, Subsection, Exhibit or Schedule, such reference shall be to a Section or Article of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. For all purposes hereof, the terms “include”, “includes” and “including” shall be deemed followed by the words “without limitation”. The words “hereof”, “hereto”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented. References to a person are also to its permitted successors and assigns.

SECTION 8.05. Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

SECTION 8.06. Entire Agreement; No Third-Party Beneficiaries. This Agreement, the Company Letter and the Exhibit and Schedules to this Agreement (a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, except for the Confidentiality Agreement and (b) except for the provisions of Section 5.05 is not intended to confer upon any person other than the parties hereto (and their respective successors and assigns) any rights (legal, equitable or otherwise) or remedies, whether as third party beneficiaries or otherwise.

SECTION 8.07. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.

SECTION 8.08. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.

SECTION 8.09. Consent to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, any Delaware State court and the Federal court of the United States of America sitting in the State of Delaware) for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its subsidiaries except in such courts). Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Merger in the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, in any Delaware State court or the Federal court of the United States of America sitting in the State of Delaware) or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 8.10. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 8.10.

SECTION 8.11. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Court of Chancery (and if the Delaware Court of Chancery shall be unavailable, in any Delaware State court or the Federal court of the United States of America sitting in the State of Delaware), this being in addition to any other remedy to which they are entitled at Law or in equity.

SECTION 8.12. Consents and Approvals. For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing, which writing may be in e-mail or other electronic format delivered by a person designated by such party as the contact person for such consents or approvals whether or not such person is an authorized signatory, officer or employee of such party.

SECTION 8.13. Severability. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

Annex B

[Credit Suisse First Boston LLC Letterhead]

December 20, 2005

Board of Directors

Micromuse Inc.

650 Townsend Street, Suite 475

San Francisco, CA 94103

Members of the Board:

You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders of shares of common stock, par value $0.01 per share (“Company Common Stock”), of Micromuse Inc. (the “Company”) of the Merger Consideration (as defined below) to be received by such holders of Company Common Stock, pursuant to the terms of the Agreement and Plan of Merger, dated as of December 20, 2005 (the “Merger Agreement”), by and among International Business Machines Corporation (the “Acquiror”), Rooster Acquisition Corp., a wholly owned subsidiary of the Acquiror (“Merger Sub”), and the Company. The Merger Agreement provides for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company pursuant to which the Company will become a wholly owned subsidiary of the Acquiror and each outstanding share of Company Common Stock will be converted into the right to receive $10.00 in cash (the “Merger Consideration”).

In arriving at our opinion, we have reviewed the Merger Agreement and certain related documents, as well as certain publicly available business and financial information relating to the Company. We have also reviewed certain other information relating to the Company, including financial forecasts, provided to or discussed with us by the Company, and have met with the management of the Company to discuss the business and prospects of the Company. We have also considered certain financial and stock market data of the Company, and we have compared that data with similar data for other publicly held companies in businesses we deemed similar to those of the Company, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have recently been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on such information being complete and accurate in all material respects. With respect to the financial forecasts for the Company that we have reviewed, the management of the Company has advised us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. We also have assumed, with your consent, that in the course of obtaining any necessary regulatory and third party approvals and consents for the Merger, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse effect on the Company or the contemplated benefits of the Merger and that the Merger will be consummated in accordance with the terms of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement therein. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluations or appraisals. Our opinion addresses only the fairness, from a financial point of view, to the holders of Company Common Stock of the Merger Consideration to be received by such holders of Company Common Stock in the Merger, and does not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise. Our opinion is

1

necessarily based upon information made available to us as of the date hereof and upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. Our opinion does not address the relative merits of the Merger as compared to other business strategies that might be available to the Company, nor does it address the underlying business decision of the Company to proceed with the Merger.

We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion. In addition, the Company has agreed to indemnify us for certain liabilities and other items arising out of our engagement. From time to time, we and our affiliates have in the past provided, are currently providing and in the future we may provide, investment banking and other financial services to the Company and the Acquiror, for which we have received, and would expect to receive, compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for their own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, the Acquiror and any other company that may be involved in the Merger, as well as provide investment banking and other financial services to such companies.

It is understood that this letter is for the information of the Board of Directors of the Company in connection with its consideration of the Merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of Company Common Stock in the Merger is fair, from a financial point of view, to such holders of Company Common Stock.

Very truly yours,

/s/    CREDIT SUISSE FIRST BOSTON LLC

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Annex C

Appraisal Rights

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

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(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise

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entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

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(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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Annex D

MICROMUSE INC.

2006 STOCK INCENTIVE PLAN

(AS ADOPTED BY THE BOARD OF DIRECTORS ON DECEMBER 8, 2005, SUBJECT TO SHAREHOLDER APPROVAL AT THE SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR FEBRUARY 13, 2006)

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MICROMUSE INC.

2006 STOCK INCENTIVE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

This 2006 Stock Incentive Plan is intended to promote the interests of Micromuse Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms used in this Plan have the meanings assigned to those terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

A. The Plan shall be divided into two separate equity programs:

(i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

(ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly as provided in Article Three.

B. The provisions of Articles One and Four shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

III.	ADMINISTRATION OF THE PLAN

A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders, subject to the authority of the Board, at the Board’s discretion, to end the functions of the Primary Committee in whole or in part and assume any or all powers and authority under this Plan previously delegated to the Primary Committee. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain or at any time assume the power to administer those programs with respect to all such persons.

B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of this Plan and such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock

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issuance thereunder. Without limiting the authority of each Plan Administrator set forth elsewhere in this Plan, each Plan Administrator may also in its discretion correct any defect, omission or inconsistency in the Plan or any agreement evidencing awards under this Plan, and adopt plans or subplans as appendices to this Plan as may be necessary or appropriate to accommodate differences in local law, regulation, tax policy or custom in order to permit participation in this Plan by otherwise eligible persons who reside outside the United States of America.

D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who are natural persons, who provide bona fide services to the Corporation (or any Parent or Subsidiary) and who are not employees or non-employee directors as described above.

B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V.	STOCK SUBJECT TO THE PLAN AND SHARE LIMITS

A. Basic Reserve. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed six million four hundred thousand (6,400,000) shares subject to adjustment pursuant to Section V.E. of this Article One.

B. Limits on Direct Stock Issuances. The aggregate maximum number of shares of Common Stock that may be issued under the Stock Issuance Program under Article Three is ten percent (10%) of the shares reserved under Section V.A. of this Article One (that is, 640,000 shares, subject to adjustment pursuant to Section V.E. of this Article One).

C. Individual Limit. No one person participating in the Plan may receive options and direct stock issuances for more than 500,000 shares of Common Stock per calendar year beginning with the 2006 calendar year.

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D. Reversion to Share Reserve. Shares of Common Stock subject to outstanding options or subject to issuance under Stock Issuance Agreements shall be available for subsequent issuance under the Plan to the extent the options or Stock Issuance Agreements expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently forfeited by the holder or repurchased by the Corporation at the original issue price paid per share pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

E. Capital Adjustments. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options and direct stock issuances per calendar year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option and with respect to unissued shares under each Stock Issuance Agreement in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO

DISCRETIONARY OPTION GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator and shall not be less than the Fair Market Value per share of Common Stock on the option grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the documents evidencing the option, be payable in cash or check made payable to the Corporation. So long as the Common Stock is registered under Section 12 of the 1934 Act, at the time the option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Common Stock already owned by the Optionee, valued at their Fair Market Value, provided that the Plan Administrator may in its sole discretion require that shares so tendered in payment have been previously held by the Optionee for a minimum period specified by the Plan Administrator.

(ii) to the extent the option is exercised for vested shares, through a sale and remittance program approved by the Plan Administrator pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a securities brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the

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aggregate exercise price payable for the purchased shares plus all applicable Federal, state, local and foreign income, employment and social insurance taxes required to be withheld by the Corporation by reason of such exercise, and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. Exercise and Term of Options. Each option shall be exercisable at such time or times (including, but not limited to, completion of service periods or attainment of specified performance objectives), during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of seven (7) years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Should the Optionee cease to remain in Service for any reason other than death, Disability or Misconduct, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(ii) Should Optionee’s Service terminate by reason of Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(iii) If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance shall have a twelve (12)-month period following the date of the Optionee’s death to exercise such option.

(iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(vi) Should the Optionee’s Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

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(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

D. Shareholder Rights. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death. The foregoing notwithstanding, the Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the limited or unlimited transferability of a Non-Statutory Option.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may be granted only to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. However, if the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D. 10% Shareholder. If any Employee to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

III.	CORPORATE TRANSACTION/CHANGE IN CONTROL

A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so

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accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C. Notwithstanding Section III.A. and Section III.B. of this Article Two, the Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Plan Administrator shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan.

F. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time (and the termination of any of the Corporation’s outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction) in the event the Optionee’s Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

G. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more

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outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee’s Service within a specified period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the U.S. Federal tax laws.

I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.	REPRICING PROHIBITED

Notwithstanding any other provision of this Plan, the Plan Administrator may not lower or reduce the exercise price of outstanding options granted under the Discretionary Option Grant Program in a manner described in SEC Regulation S-K Item 402(i)(1) (or any successor regulation).

ARTICLE THREE

STOCK ISSUANCE PROGRAM

I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances or through future issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

A. Purchase Price.

1. To the extent required by applicable law, shares of Common Stock with par value may be issued for such consideration having a value not less than the par value of the shares as determined by the Plan Administrator. Subject to the foregoing, the Plan Administrator may issue shares or rights to acquire shares under the Stock Issuance Program with or without cash consideration or for any other form of legally permissible consideration approved by the Plan Administrator.

2. Subject to the provisions of Section I of Article Four, any payment for shares that may be required by the Plan Administrator shall be paid by cash, check or other form of consideration, if any, specified by the Plan Administrator.

B. Vesting Provisions.

1. Shares of Common Stock or rights to acquire shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s

7

unvested shares of Common Stock or unvested rights to acquire shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock or an unvested right to acquire shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock or unvested right to acquire shares of Common Stock, then those shares or right to acquire shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares.

5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock or unvested right to acquire shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II.	CORPORATE TRANSACTION/CHANGE IN CONTROL

A. All of the Corporation’s outstanding repurchase rights and any unsatisfied vesting requirements under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights or rights subject to such vesting requirements shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to, or rights subject to such vesting requirements are assumed by (or substituted with comparable equity awards from), the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

B. Notwithstanding Section II.A. of this Article Three, the Plan Administrator shall have the discretionary authority, exercisable either at the time an award is granted or any time while an award remains outstanding under the Stock Issuance Program, to provide that any repurchase rights or vesting requirements shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights or vesting requirements shall immediately vest, in the event of a Corporate Transaction, whether or not those repurchase rights or rights subject to such vesting requirements are to be assigned to, or assumed by, the successor corporation (or its parent) in connection with such Corporate Transaction. The Plan Administrator shall also have the discretion to provide for repurchase rights or vesting requirements with terms different from those in effect under this Section II in connection with a Corporate Transaction.

C. The Plan Administrator shall have the discretion, exercisable either at the time an award is granted or any time while an award remains outstanding under the Stock Issuance Program, to provide that any repurchase rights or rights to acquire shares that are assigned or assumed in the Corporate Transaction shall automatically

8

terminate, and the shares of Common Stock subject to those terminated rights or rights to acquire shares shall immediately vest in full, in the event the Participant’s Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

D. The Plan Administrator shall have the discretion, exercisable either at the time an award is granted or any time while an award remains outstanding under the Stock Issuance Program, to (i) provide for the automatic termination of one or more outstanding repurchase rights or vesting requirements and the immediate vesting of the shares of Common Stock subject to those rights or vesting requirements upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant’s Service within a specified period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

III.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR

MISCELLANEOUS

I.	TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

(i) Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

(ii) Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

II.	EFFECTIVE DATE AND TERM OF THE PLAN

A. This Plan has been approved by the Corporation’s Board of Directors on December 8, 2005, subject to approval by the Corporation’s shareholders. The Plan will become effective upon its approval by the Corporation’s shareholders. If the shareholders do not approve the Plan, no option, stock, or other form of award will be issued under this Plan.

B. The Plan shall terminate upon the earliest of (i) February 12, 2008, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding

9

options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances but no further awards shall be granted after the Plan has so terminated.

III.	AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan shall be subject to approval of the Corporation’s shareholders to the extent required by applicable laws or rules.

B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.	REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any option and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VI.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VII.	GOVERNING LAW

This Plan is governed by and will be construed in accordance with the laws of the State of Delaware (excluding its choice of law provisions).

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APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

(i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s shareholders, which the Board does not recommend such shareholders to accept, or

(ii) a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

C. Code shall mean the U.S. Internal Revenue Code of 1986, as amended.

D. Common Stock shall mean the Corporation’s common stock.

E. Corporate Transaction shall mean either of the following shareholder approved transactions to which the Corporation is a party: (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or (ii) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets in complete liquidation or dissolution of the Corporation.

F. Corporation shall mean Micromuse Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Micromuse Inc. which shall by appropriate action adopt the Plan.

G. Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

K. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on NASDAQ, then the Fair Market Value shall be the closing price per share of Common Stock on the date in question, as such price is reported by NASDAQ or any successor system. If there is no closing price for the Common Stock on the date in question, then the Fair Market Value shall be the closing price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

L. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual’s consent.

N. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

O. 1934 Act shall mean the U.S. Securities Exchange Act of 1934, as amended.

P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

Q. Optionee shall mean any person to whom an option is granted under the Plan.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

T. Plan shall mean the Corporation’s 2006 Stock Incentive Plan, as set forth in this document.

U. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

V. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

W. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

X. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

Y. Service shall mean the performance of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

Z. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

AA. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

BB. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

CC. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

DD. Taxes shall mean the Federal, state, local and foreign income, employment and social insurance tax liabilities incurred by the holder of Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

EE. 10% Shareholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

MICROMUSE INC.

650 TOWNSEND STREET, SUITE 475, SAN FRANCISCO, CA 94103

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICROMUSE INC.

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 13, 2006

The undersigned holder of Common Stock, par value $0.01, of Micromuse Inc. (the “Company”) hereby appoints Lloyd A. Carney and Nell O’Donnell severally as proxy for the undersigned, with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the Special Meeting of Stockholders (the “Special Meeting”) to be held on Monday, February 13, 2006 at 10:00 a.m. Pacific Standard Time at The Argent Hotel, 50 Third Street, San Francisco, California 94103 and at any adjournments or postponements of the Special Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AMONG INTERNATIONAL BUSINESS MACHINES CORPORATION, ROOSTER ACQUISITION CORP. AND MICROMUSE INC. (PROPOSAL 1), FOR THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES (PROPOSAL 2), FOR THE ELECTION OF THE DIRECTORS (PROPOSAL 3), FOR APPROVAL OF THE MICROMUSE INC. 2006 STOCK INCENTIVE PLAN (PROPOSAL 4) AND FOR RATIFICATION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 5) AND IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED STOCKHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE CORPORATE SECRETARY OF THE COMPANY EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER (PROPOSAL 1), “FOR” THE ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING (PROPOSAL 2), “FOR” THE ELECTION OF THE DIRECTORS (PROPOSAL 3), AND “FOR” PROPOSALS 4 AND 5. TO VOTE AT THE SPECIAL MEETING IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF MICROMUSE INC., YOU MAY SIGN AND DATE THE REVERSE SIDE OF THIS CARD WITHOUT CHECKING ANY BOX.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù    FOLD AND DETACH HERE    Ù

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

	FOR	AGAINST	ABSTAIN	3. To elect the following directors to serve for a term ending upon the Annual Meeting of Stockholders in 2008 or until their successors are elected and qualified.	FOR all nominees		WITHHOLD AUTHORITY for all nominees
1. To adopt the agreement and plan of merger among International Business Machines Corporation, Rooster Acquisition Corp. and Micromuse Inc.	☐	☐	☐

				Nominees: 01 John C. Bolger, 02 Michael E.W. Jackson, 03 Kathleen M.H. Wallman	☐		☐

FOR the nominees, except vote withheld from the following nominee(s):

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

2.  To adjourn or postpone the Special Meeting of Shareholders to a later date in order to solicit additional proxies if there are not sufficient votes in favor of the proposal to adopt the agreement and plan of merger.

	☐	☐	☐	4. To approve the Micromuse Inc. 2006 Stock Incentive Plan.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				5. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2006.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.
The undersigned acknowledges receipt of the accompanying Notice of Special Meeting of Stockholders and Proxy Statement, dated January 9, 2006.
PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ENCLOSED ENVELOPE.

Signature(s) ______________________________________________________________ Date _________________ , 2006

Please date and sign exactly as your name(s) is (are) shown on the share certificate(s) to which the Proxy applies. When shares are held as joint-tenants, both should sign. When signing as an executor, administrator, trustee, guardian, attorney-in-fact or other fiduciary, please give full title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

Ù    FOLD AND DETACH HERE    Ù

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/muse Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.